UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Aptiv PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☒	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

To Our Shareholders

November 6, 2024

Dear Fellow Aptiv Shareholders,

On behalf of our board of directors, we are recommending that Aptiv establish a new publicly listed parent company, Aptiv Holdings Limited (“New Aptiv”), a company that, like Aptiv PLC, will remain incorporated under the laws of Jersey and with the same governance, but which will be resident for tax purposes in Switzerland. We believe this is in the best interests of our shareholders and will provide us with the following benefits:

•

aligning the tax residency of our publicly listed parent company with the Swiss tax residency of Aptiv Technologies AG, our Swiss subsidiary that earns substantial returns for assembling, developing, managing and maintaining Aptiv’s portfolio of intellectual property;

•	improving the efficiency of intergroup cash management and financing as a result of Switzerland’s tax participation exemption and holding company interest deductibility provisions;

•	accessing increased relocation incentives offered by the Swiss canton of Schaffhausen;

•

availing ourselves of Switzerland’s stable and business-friendly environment, which is expected to be especially beneficial in the face of risks that European Union rules become more restrictive in areas like tax (including the EU’s implementation of Pillar 2), trade and potential government support; and

•	taking advantage of Switzerland’s strong network of treaties and trade arrangements, which make it a favorable base for global expansion and investments.

We believe that the rights of our shareholders will continue to be safeguarded as we maintain our place of incorporation in Jersey and the same corporate governance provisions with New Aptiv. As such, we encourage you to carefully read this Proxy Statement and ask that you vote FOR the proposals described therein.

On behalf of the Board, thank you for your consideration and continued support.

Sincerely,

Kevin P. Clark Chairman and Chief Executive Officer

November 6, 2024

Dear Shareholder:

You are cordially invited to attend two special meetings of the shareholders of Aptiv PLC (“we,” “us,” “our,” “Aptiv PLC,” “Aptiv” or the “Company”) in connection with a proposal to establish a new publicly listed Jersey parent company, Aptiv Holdings Limited (“New Aptiv”), which will be resident for tax purposes in Switzerland.

The establishment of New Aptiv as our new, publicly-listed parent company will be achieved by way of a court-sanctioned scheme of arrangement (the “Scheme”) under Part 18A of the Companies (Jersey) Law 1991 (as amended, modified, or re-enacted from time to time, the “Companies Law”). Approval of the Scheme, which is subject to the satisfaction of certain conditions, will result in the exchange of your shares in Aptiv for shares in New Aptiv on a one-for-one basis. Following the consummation of the Scheme, New Aptiv will be renamed “Aptiv PLC”, and Aptiv will become a wholly owned subsidiary of New Aptiv. We do not expect any material changes in Aptiv’s operations or governance as a result of this transaction. After the completion of the Scheme, we expect shares of New Aptiv will be listed on the New York Stock Exchange under the symbol “APTV,” the same symbol under which Aptiv shares are currently listed, and your rights in shares of New Aptiv will be substantially identical to your current rights in shares of Aptiv.

The first special meeting is a special court-ordered meeting as required by Jersey law (the “Court Meeting”) to vote on the Scheme. The second special meeting is an extraordinary general meeting of shareholders (the “Extraordinary General Meeting” and, together with the Court Meeting, the “Special Meetings”) to approve special resolutions: (i) necessary to implement the Scheme (including, subject to and conditional upon the Scheme becoming effective, to change the name and status of Aptiv); (ii) a merger (the “Merger”) between Aptiv and a wholly-owned subsidiary of New Aptiv, which will occur following the effectiveness of the Scheme and which is described further below. The Court Meeting will be held on December 2, 2024 at 1:00 p.m. (Eastern time), and the Extraordinary General Meeting will be held on December 2, 2024 at 1:15 p.m. (Eastern time), or, if the Court Meeting has not concluded by 1:15 p.m. (Eastern time), as soon as possible after the conclusion of the Court Meeting.

Details of the business to be conducted at the Court Meeting and the Extraordinary General Meeting can be found in the attached Notice of Court Meeting, the attached Notice of Extraordinary General Meeting and the attached Proxy Statement.

After a careful review, our board of directors (the “Board”) has determined that establishing New Aptiv, which will remain organized in Jersey but will be resident for tax purposes in Switzerland, as our new publicly listed parent company is in the best interests of the company and our shareholders. We believe that Swiss tax residency will result in substantial benefits, as further detailed under “Proxy Statement for the Court Meeting and the Extraordinary General Meeting—General Information About the Special Meetings—Why does the Company want to create New Aptiv as its new publicly listed parent company?” in the attached Proxy Statement.

Following the effectiveness of the Scheme and the completion of the share exchange, Aptiv will merge with Aptiv Swiss Holdings Limited (“Aptiv Swiss Holdings” or “Merger Sub”), a newly formed Jersey incorporated private limited company and direct, wholly owned subsidiary of New Aptiv, with Merger Sub surviving the Merger as a direct, wholly owned subsidiary of New Aptiv and Aptiv ceasing to exist. Subject to and conditional upon the Scheme becoming effective, the Board has unanimously approved the Merger on the terms of and subject to the conditions of the merger agreement, dated as of November 4, 2024, by and among Merger Sub and Aptiv (as it may be amended from time to time, the “Merger Agreement”), which contains, among other things, the terms and means of effecting a proposed merger of Aptiv and Merger Sub under Part 18B (Mergers) of the Companies Law, as more fully described elsewhere in this Proxy Statement.

You are being asked to consider and vote on a proposal to approve the Scheme at the Court Meeting. You are also being asked to consider and vote at the Extraordinary General Meeting on (i) a related proposal necessary to implement the Scheme and (ii) a proposal to approve the Merger. The Scheme will be subject to approval by the Royal Court of Jersey (the “Court”). More information about the Scheme and the proposals is contained in the accompanying Proxy Statement. We urge all Company shareholders to read the accompanying Proxy Statement, including the annexes and the documents incorporated by reference therein, carefully and in their entirety. In particular, we urge you to read carefully “Risk Factors” beginning on page 27 of the accompanying Proxy Statement.

After careful consideration, the Board has (i) approved and declared advisable the Scheme and the Merger, and (ii) declared that it is in the best interests of Company shareholders that Aptiv consummate the Scheme and the Merger. The Board recommends that you vote “FOR” the approval of all proposals presented in the Proxy Statement. Your vote is very important. Please vote as soon as possible, whether or not you plan to attend the Special Meetings, by following the instructions in the accompanying Proxy Statement.

Beneficial Owners

Shareholders who beneficially own Company shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) and whose interests in Company shares are held in “street name” by a broker, bank, trust or other nominee are referred to as “beneficial owners” or “beneficial holders.” If you are a beneficial owner, only your broker, bank, trust or other nominee can vote your Company shares and the vote cannot be cast unless you provide instructions to your broker, bank, trust or other nominee or obtain a legal proxy from your broker, bank, trust or other nominee. You should follow the directions provided by your broker, bank, trust or other nominee regarding how to instruct such person to vote your Company shares. Because the accompanying Proxy Statement relates to two separate Special Meetings, beneficial holders will receive voting instructions applicable to each Special Meeting from their broker, bank, trust or other nominee. Beneficial holders should follow the directions provided by their broker, bank, trust or other nominee regarding how to instruct such broker, bank, trust or nominee to vote their beneficially held shares. Please note that beneficial holders of shares held through a broker, bank, trust or other nominee may be required to submit voting instructions to their applicable broker, bank, trust or nominee at or prior to the deadline applicable for such submission and such holders should, therefore, follow the separate instructions that will be provided by such broker, bank, trust or other nominee.

Shareholders of Record

Shareholders whose names appear in the register of shareholders of Aptiv are referred to as “shareholders of record.” Shareholders of record entitled to vote at each of the Special Meetings may attend the applicable meeting or they may appoint another person or persons, whether a shareholder of Aptiv or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Court Meeting and the Extraordinary General Meeting, as applicable. Shareholders of record are receiving a single mailing that includes forms of proxies with instructions for voting at each of the Court Meeting and the Extraordinary General Meeting. To be valid, each form of proxy should be completed and returned in accordance with the instructions set out on the forms.

Subject to the approvals of the Scheme at the Court Meeting and the related proposal necessary to implement the Scheme at the Extraordinary General Meeting and the satisfaction of the other conditions to the completion of the Scheme, it is anticipated that the Court hearing of the application to sanction the Scheme under Article 125 of the Companies Law (the “Court Hearing”) will take place on December 13, 2024.

Shareholders are entitled to attend and be heard at the Court Hearing, either in person or through a Jersey advocate, to support or oppose the Scheme. The Company will disclose any change in the date of the Court Hearing by public announcement and SEC filing not less than 21 days before the Court Hearing.

This Proxy Statement is dated November 6, 2024, and is first being mailed to shareholders on or about November 8, 2024.

APTIV PLC

5 Hanover Quay,

Grand Canal Dock,

Dublin, Ireland

NOTICE OF COURT MEETING

IN THE ROYAL COURT OF JERSEY

SAMEDI DIVISION	File No. 2024/247

November 6, 2024

IN THE MATTER OF APTIV PLC

AND

IN THE MATTER OF ARTICLE 125 OF THE COMPANIES (JERSEY) LAW 1991

NOTICE IS HEREBY GIVEN that, by an Act of the Court dated November 5, 2024 made in the above matters, the Royal Court of Jersey (the “Court”) has ordered a meeting (the “Court Meeting”) to be convened of the holders of the Scheme Shares (as defined in the proposed scheme of arrangement that is included in the accompanying Proxy Statement) of Aptiv PLC (“Aptiv PLC,” “Aptiv” or the “Company”) for the purpose of considering and, if thought fit, approving the following resolution to approve a scheme of arrangement (the “Scheme”) proposed to be made pursuant to Part 18A of the Companies (Jersey) Law 1991, as amended (the “Companies Law”) between Aptiv and the holders of the Scheme Shares, and that the Court Meeting will be held at Aptiv PLC’s offices at 100 Northern Ave, Boston Massachusetts 02210 on December 2, 2024 at 1:00 p.m. (Eastern time) (unless adjourned or postponed):

“That the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Royal Court of Jersey be agreed to.”

A copy of the Scheme and a copy of the explanatory statement required to be published pursuant to Article 126 of the Companies Law are included in the Proxy Statement of which this Notice forms a part. By the said Act of the Court, the Court has appointed Kevin Clark or, failing him, any other director of Aptiv, to act as Chairman of the Court Meeting and has directed the Chairman to report the result thereof to the Court.

Subject to the approval of the resolution proposed at the Court Meeting convened by this Notice, the resolutions to be proposed at the Extraordinary General Meeting of Aptiv convened for December 2, 2024 and the satisfaction of the other conditions to the completion of the Scheme, it is anticipated that the Court Hearing will take place on December 13, 2024. Terms not otherwise defined herein shall have the same meaning in this Notice as they have in the Proxy Statement. The Proxy Statement contains further instructions in relation to the Scheme and the Court Meeting and should be read in its entirety.

The Scheme will be subject to the subsequent sanction of the Court.

Shareholders of Record and Beneficial Holders

Shareholders whose names appear in the register of shareholders of Aptiv are referred to as “shareholders of record.” Shareholders of record as of the Voting Record Time (as defined below) are entitled to attend the Court Meeting or they may appoint another person or persons, whether a shareholder of Aptiv or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Court Meeting.

Shareholders who beneficially own ordinary shares of Aptiv, $0.01 par value per share (“Company Shares”) for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) and whose interests in Company Shares are held in “street name” by a broker, bank, trust or other nominee are referred to as

“beneficial holders.” Beneficial holders as of the Beneficial Holder Record Time (as defined below) will be entitled to direct their brokers, banks, trusts or other nominees how to vote such beneficially held shares at the Court Meeting. Only a broker, bank, trust or other nominee of a beneficial holder can vote such beneficially held shares and the vote cannot be cast unless such beneficial holder provides instructions to such broker, bank, trust or other nominee, or obtains a legal proxy from such broker, bank, trust or other nominee, which entitles such beneficial holder to vote such shares as a proxy for the shareholder of record.

All shareholders of record and beneficial holders as of the close of business (Eastern time) on October 31, 2024 will receive this Notice.

Right to Appoint a Proxy; Procedure for Appointment

A form of proxy for use at the Court Meeting is being mailed to shareholders of record. To be valid, a form of proxy should be completed and returned in accordance with the instructions set out on the form. A form of proxy duly completed and signed, together with any power of attorney, if any, under which it is signed, should be returned in accordance with the instructions set out in the form as promptly as possible and no later than 11:59 p.m. (Eastern time) on November 29, 2024.

If the form of proxy for use at the Court Meeting is not returned by the above time, it may be handed to Aptiv’s Registrars (on behalf of the Chair of the Court Meeting) or to the Chair of the Court Meeting before the start of the Court Meeting and it will be valid. However, in the case of the Extraordinary General Meeting, unless the form of proxy for use at the Extraordinary General Meeting is returned by the time noted above, it will be invalid.

Completion and return of a form of proxy will not preclude a shareholder of record as of the Voting Record Time from attending the Court Meeting, or any adjournment or postponement thereof, if that shareholder wishes and is entitled to do so.

Beneficial holders will receive voting instructions from their broker, bank, trust or other nominee for the Court Meeting. Beneficial holders should follow the directions provided by their broker, bank, trust or other nominee regarding how to instruct such broker, bank, trust or nominee to vote their beneficially held shares. Please note that beneficial holders of shares through a broker, bank, trust or other nominee may be required to submit voting instructions to their applicable broker, bank, trust or nominee at or prior to the deadline applicable for such submission and such holders should, therefore, follow the separate instructions that will be provided by such broker, bank, trust or other nominee.

If the form of proxy is properly executed and returned, it will be voted in the manner directed by the shareholder executing it, or if no directions are given, it will be voted at the discretion of the individuals referred to on the form of proxy or any other person duly appointed as proxy by the shareholder.

In the case of a corporation, the form of proxy must be signed by a duly authorized officer, giving full title as such.

Voting Record Time

Shareholders of record entitled to attend and vote at the Court Meeting, or any adjournment or postponement thereof, and the number of votes which may be cast, will be determined by reference to the register of shareholders of Aptiv as of 6:00 p.m. (Jersey time) on November 27, 2024 or at 6:00 p.m. (Jersey time) on the date which is two business days prior to any adjournment or postponement of the Court Meeting (as the case may be) (the “Voting Record Time”).

Beneficial Holder Record Time

Only beneficial holders as of the close of business (Eastern time) on October 31, 2024 (the “Beneficial Holder Record Time”) will be entitled to direct their brokers, banks, trusts or other nominees how to vote such beneficially held shares at the Court Meeting.

Joint Holders

In the case of joint holders of Company Shares that are shareholders of record, the vote of the senior holder who tenders a vote (in person or by proxy) will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names of the holders stand in the register of shareholders of Aptiv in respect of such joint holding.

Issued Shares and Total Voting Rights

As of October 31, 2024, the total number of issued and outstanding Company Shares entitled to vote at the Court Meeting is 235,035,739. The proposal to approve the Scheme at the Court Meeting shall be decided on a poll. Every holder of a Company share that is entitled to vote (in person or by proxy) will have one vote for every Company share carrying voting rights of which he, she or it is the holder. The Scheme proposal must be approved by (a) a majority in number of shareholders of record as of the Voting Record Time that are present and voting (in person or by proxy) at the Court Meeting and (b) at least 75% of the votes cast by the Company shareholders present and voting (in person or by proxy).

YOUR VOTE IS IMPORTANT

SHAREHOLDERS OF RECORD ARE RECEIVING A SINGLE MAILING THAT INCLUDES FORMS OF PROXIES WITH INSTRUCTIONS FOR VOTING AT EACH OF THE COURT MEETING AND THE EXTRAORDINARY GENERAL MEETING. YOU ARE ENCOURAGED TO VOTE AT EACH SPECIAL MEETING. IT IS IMPORTANT THAT AS MANY VOTES AS POSSIBLE ARE CAST AT THE COURT MEETING (IN PERSON OR BY PROXY) SO THAT THE COURT CAN BE SATISFIED THAT THERE IS A FAIR AND REASONABLE REPRESENTATION OF COMPANY SHAREHOLDER OPINION. TO ENSURE YOUR REPRESENTATION AT THE COURT MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE FORM OF PROXY FOR THE COURT MEETING AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR VOTE BY TELEPHONE OR OVER THE INTERNET FOLLOWING THE INSTRUCTIONS PROVIDED IN THE FORM OF PROXY. IF YOU ARE A SHAREHOLDER OF RECORD AND ATTEND THE COURT MEETING, YOU MAY VOTE DURING THE COURT MEETING EVEN IF YOU HAVE RETURNED A COMPLETED FORM OF PROXY. BENEFICIAL HOLDERS WILL RECEIVE VOTING INSTRUCTIONS APPLICABLE TO EACH SPECIAL MEETING FROM THEIR BROKER, BANK, TRUST OR OTHER NOMINEE. BENEFICIAL HOLDERS SHOULD FOLLOW THE DIRECTIONS PROVIDED BY THEIR BROKER, BANK, TRUST OR OTHER NOMINEE REGARDING HOW TO INSTRUCT SUCH BROKER, BANK, TRUST OR NOMINEE TO VOTE THEIR BENEFICIALLY HELD SHARES.

Dated November 6, 2024

Carey Olsen Jersey LLP

47 Esplanade,

St Helier, Jersey, JE1 0BD

Solicitors for Aptiv

APTIV PLC

5 Hanover Quay,

Grand Canal Dock,

Dublin, Ireland

NOTICE OF EXTRAORDINARY GENERAL MEETING OF APTIV PLC

NOTICE IS HEREBY GIVEN that an EXTRAORDINARY GENERAL MEETING (the “Extraordinary General Meeting”) of Aptiv PLC (“Aptiv PLC,” “Aptiv” or the “Company”) will be held at Aptiv PLC’s offices at 100 Northern Ave, Boston Massachusetts 02210 on December 2, 2024 at 1:15 p.m. (Eastern time) or, if the Court Meeting (as defined in the scheme of arrangement that is included in the accompanying Proxy Statement of which this Notice forms a part (the “Scheme”)) has not concluded by 1:15 p.m. (Eastern time), as soon as possible after the conclusion of the Court Meeting for the purpose of considering and, if thought fit, passing the following resolutions.

SPECIAL RESOLUTIONS

1. THAT for the purpose of giving effect to the Scheme, in its original form or subject to such modification, addition or condition approved or imposed by the Royal Court of Jersey (the “Court”) and agreed by Aptiv and Aptiv Holdings Limited (“New Aptiv”):

(a) the directors of Aptiv (or a duly authorized committee thereof) be authorized to take all such action as they may consider necessary or appropriate for carrying the Scheme into full effect;

(b) with effect from the passing of this resolution, the Articles of Association of Aptiv be and are hereby amended by the adoption and inclusion of the following new Article 41:

“41 SCHEME OF ARRANGEMENT

41.1 In this Article 41:

(a) New Aptiv means Aptiv Holdings Limited, a Jersey public company with company number 156354; and

(b) the Scheme means the scheme of arrangement dated November 6 2024 between the Company and the Scheme Shareholders (as defined in the Scheme) under Article 125 of the Companies Law in its original form or with or subject to any modification, addition or condition approved or imposed by the Royal Court of Jersey and agreed by the Company and New Aptiv and (save as defined in this Article) expressions defined in the Scheme shall have the same meanings in this Article.

41.2 Notwithstanding any other provision of these Articles or the terms of any resolution passed by the Company in the Extraordinary General Meeting, if the Company issues any shares (other than to New Aptiv or its nominee) on or after the Voting Record Time and at or prior to the Scheme Record Time, such shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for purposes thereof) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme accordingly.

41.3 Subject to the Scheme becoming effective, and notwithstanding any other provision of these Articles, if any shares are issued, transferred out of treasury or transferred to any person (other than New Aptiv or its nominee) (the “New Member”) after the Scheme Record Time (the “Post-Scheme Shares”), such New Member shall be obliged to transfer forthwith the Post-Scheme Shares, free from encumbrances, held by the New Member (or any subsequent holder of any nominee of such New Member or any such subsequent holder), to New Aptiv (or as New Aptiv may direct) who shall be obliged to acquire each Post-Scheme Share in exchange for the issue or transfer to the relevant allottees of one New Aptiv Share for every one Post-Scheme Shares transferred (provided that any fraction of a New Aptiv Share shall be disregarded) as if each such Post-Scheme Share had been a Scheme Share. The New Aptiv Shares issued or transferred pursuant to this Article 41.3 to the New Member will be credited as fully paid and will rank equally in all respects with all New Aptiv Shares in issue at the time and be subject to the articles of association of New Aptiv.

41.4 On any reorganization of, or material alteration to, the share capital of the Company (including, without limitation, any subdivision and/or consolidation), the number of New Aptiv Shares to be issued or transferred under Article 41.3 may be adjusted by the Directors in such manner as the auditors of the Company or an investment bank selected by the Company may determine to be appropriate to reflect such reorganization or alteration, provided always that any fractions of New Aptiv Shares shall be disregarded. References in this Article 41 to shares or New Aptiv Shares shall, following such adjustment, be construed accordingly.

41.5 To give effect to any transfer required by this Article, the Company may appoint (and each New Member hereby accepts the appointment of) any person as the Company may determine as attorney under the Powers of Attorney (Jersey) Law 1995 and any such appointment shall be irrevocable for a period of one year from the date upon which such New Member is issued the relevant Post-Scheme Shares for that New Member) and/or agent for the New Member to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favor of New Aptiv or its nominee and do all such other things and execute and deliver all such documents as may in the opinion of the Attorney be necessary or desirable to vest the Post-Scheme Shares in New Aptiv or its nominee and pending such vesting to exercise all such rights to the Post-Scheme Shares as New Aptiv may direct. If an Attorney is so appointed, the New Member shall not thereafter be entitled to exercise any rights attaching to the Post-Scheme Shares unless so agreed by New Aptiv. The Company may give good receipt for the consideration for the Post-Scheme Shares and may register New Aptiv or its nominee as holder thereof and issue to it certificate(s) for the same. The Company shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares.

41.6 If the Scheme shall not have become effective by the date referred to in clause 6(b) of the Scheme (or such later date, if any, as New Aptiv and the Company may agree and the Jersey Court may allow), this Article 41 shall be of no effect.

41.8 Notwithstanding any other provision of these Articles, the Directors may refuse to register the transfer of any Scheme Shares effected between the Scheme Record Time and the date on which the Scheme becomes effective (the “Effective Date”) other than to New Aptiv and/or its nominees pursuant to the Scheme or this Article.

41.9 Notwithstanding any other provision of these Articles, the Directors may refuse to register the transfer of any shares other than pursuant to the Scheme or as provided by this Article, but neither the Company nor the directors of the Company may refuse to register the transfer of any shares pursuant to the Scheme or as provided by this Article.”

(c) subject to and conditional upon the Scheme becoming effective, the name of the Company be changed to “Aptiv Irish Holdings Limited” and that, with effect as at the time such change of name becomes effective pursuant to the Companies (Jersey) Law 1991 (the “Companies Law”), all references in the memorandum and articles of association of the Company to the existing name of the Company be changed to such new name.

(d) subject to and conditional upon the Scheme becoming effective, pursuant to Article 16 of the Companies Law the Company changes its status to become a private company and in connection therewith the memorandum of association of the Company be and is hereby altered by the deletion of paragraph 3.1 and the insertion in its place of a new paragraph 3.1 as follows:

“3.1 The Company is a private company.”

2. THAT subject to and conditional upon the Scheme becoming effective, the form of merger agreement that it is proposed be entered into between the Company and Aptiv Swiss Holdings Limited (the “Merger Agreement”) and that states, among other things, the terms and means of effecting a proposed merger of those parties under Article 18B (Mergers) of the Companies (Jersey) Law 1991 (the “Companies Law”) be hereby approved for all purposes, including (without limitation) for the purposes of Article 127F(1) of the Companies Law; and the directors of Aptiv PLC (or a duly authorized committee thereof) be and are authorized to take all such action as they may consider necessary or desirable for the implementation of the Merger pursuant to the terms and subject to the conditions contained in the Merger Agreement.

Holders of shares in Aptiv entitled to vote at the Extraordinary General Meeting may attend the Extraordinary General Meeting and vote during the meeting or they may appoint another person or persons, whether a shareholder of Aptiv or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Extraordinary General Meeting. Further instructions as to how to attend and vote at the Extraordinary General Meeting and appoint proxies and further information on the proposals, voting and quorum requirements are set out in the accompanying Proxy Statement of which this notice forms a part.

BY ORDER OF THE BOARD OF DIRECTORS

Katherine H. Ramundo
Executive Vice President, Chief Legal Officer, Chief Compliance Officer, and Secretary

5 Hanover Quay, Dublin 2, Ireland D02 VY79

November 6, 2024

i

ii

APTIV PLC

PROXY STATEMENT

FOR

THE COURT MEETING AND THE EXTRAORDINARY GENERAL MEETING

These proxy materials are provided in connection with the solicitation of proxies by the board of directors of Aptiv PLC (the “Board”), a company organized under the laws of Jersey, for the court-ordered meeting (“the Court Meeting”) to be held at Aptiv PLC’s offices at 100 Northern Ave, Boston Massachusetts 02210 on December 2, 2024 at 1:00 p.m. (Eastern time) (unless adjourned or postponed) and the extraordinary general meeting (the “Extraordinary General Meeting” and, together with the Court Meeting, the “Special Meetings”) to be held at Aptiv PLC’s offices at 100 Northern Ave, Boston Massachusetts 02210 on December 2, 2024 at 1:15 p.m. (Eastern time) (unless adjourned or postponed) or, if the Court Meeting has not concluded by 1:15 p.m. (Eastern time), as soon as possible after the conclusion of the Court Meeting.

General Information About the Special Meetings

General

This Proxy Statement has information about the Court Meeting and the Extraordinary General Meeting and was prepared by our management for the Board. This Proxy Statement is being mailed through the U.S. postal service to shareholders on or around November 8, 2024.

In this Proxy Statement, we sometimes refer to Aptiv PLC before the Transaction (as defined below) and New Aptiv (as defined below) after the Transaction as “we,” “us,” “our,” “Aptiv” or the “Company” as the context may require.

Purpose of the Special Meetings

The specific proposals to be considered and acted upon at the Court Meeting and the Extraordinary General Meeting are summarized in the accompanying Notice of Court Meeting and Notice of Extraordinary General Meeting respectively and described in more detail in this Proxy Statement. See in particular “—Information about the Reorganization” below.

Why am I receiving this Proxy Statement?

It is proposed that Aptiv Holdings Limited (“New Aptiv”), a company that, like Aptiv PLC, will remain organized under the laws of Jersey but will be resident for tax purposes in Switzerland, become our new publicly listed parent company. See “—Information about the Reorganization” below for further details.

It is intended that this be implemented by means of a court-sanctioned scheme of arrangement (the “Scheme”) between Aptiv and the Scheme Shareholders (as defined in “Part 3—The Scheme of Arrangement”), under Part 18A of the Companies (Jersey) Law 1991 (the “Companies Law”), pursuant to which all ordinary shares, par value $0.01 per share, of Aptiv PLC (the “shares” or “Company Shares”) will be exchanged for ordinary shares, par value $0.01 per share, of New Aptiv (the “New Aptiv Shares”), a new holding company incorporated under the laws of Jersey and resident for tax purposes in Switzerland, on a one-for-one basis, such that the holders of Company Shares will become shareholders of New Aptiv, and Aptiv PLC will become a wholly owned subsidiary of New Aptiv (collectively, the “Transaction”). After the consummation of the Scheme, New Aptiv will be renamed “Aptiv PLC,” and we expect the New Aptiv Shares will be listed on the New York Stock Exchange under the symbol “APTV,” the same symbol under which Company Shares are currently listed.

Following the consummation of the Transaction, it is proposed that Aptiv PLC will merge (the “Merger”) with Aptiv Swiss Holdings Limited (“Aptiv Swiss Holdings” or “Merger Sub”), a newly formed Jersey-incorporated private limited company and direct, wholly owned subsidiary of New Aptiv, with Merger Sub surviving the Merger as a direct, wholly owned subsidiary of New Aptiv and Aptiv PLC ceasing to exist.

The Royal Court of Jersey (the “Court”) has ordered the convening of the Court Meeting in order to obtain shareholder approval of the Scheme. Following the Court Meeting, the Company will hold the Extraordinary General Meeting in order to obtain shareholder approval of a related proposal necessary to implement the Scheme and a proposal to approve the Merger.

It will not be possible to complete the Transaction and the Merger unless the requisite Company shareholder approvals described below are obtained at each Special Meeting.

We have included in this Proxy Statement important information about the Transaction, the Merger and the Special Meetings. You should read this information carefully and in its entirety. If you are a shareholder whose name appears in the register of shareholders of Aptiv (a “shareholder of record”), you are receiving a single mailing that includes forms of proxies with instructions for voting at each of the Court Meeting and the Extraordinary General Meeting. You may vote your Company Shares without attending the applicable Special Meeting by granting a proxy or voting your Company Shares by mail, telephone or over the internet following the instructions provided in the applicable form of proxy. If you hold your shares through a broker, bank, trust or other nominee, you should follow the instructions provided by your broker, bank, trust or other nominee in order to instruct them how to vote such shares.

Why are there two Special Meetings?

At the Court Meeting, Company shareholders will be asked to approve the Scheme for purposes of satisfying Jersey legislation requirements.

At the Extraordinary General Meeting, Company shareholders will also be asked to (a) authorize the directors of the Board to take all actions as they consider necessary or appropriate for carrying the Scheme into effect and to amend the Company’s articles of association in order to implement to the Scheme; and (b) approve the Merger. For more details on these matters, see “Part 2—Explanatory Statement—4. Court Meeting and Extraordinary General Meeting.”

Both Special Meetings are necessary to cause the Scheme to become effective.

When and where will each Special Meeting be held?

The Court Meeting will be held at Aptiv PLC’s offices at 100 Northern Ave, Boston Massachusetts 02210 on December 2, 2024 at 1:00 p.m. (Eastern time) (unless adjourned or postponed). The Extraordinary General Meeting will be held at Aptiv PLC’s offices at 100 Northern Ave, Boston Massachusetts 02210 on December 2, 2024 at 1:15 p.m. (Eastern time) (unless adjourned or postponed) or, if the Court Meeting has not concluded by 1:15 p.m. (Eastern time), as soon as possible after the conclusion of the Court Meeting.

Who can vote?

Shareholders of record as of 6:00 p.m. (Jersey time) on November 27, 2024 or 6:00 p.m. (Jersey time) on the date which is two business days prior to any adjournment or postponement of the Court Meeting (as the case may be) (the “Voting Record Time”) are entitled to attend the Special Meetings and vote at the Special Meetings or they may appoint another person or persons, whether a Company shareholder or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Special Meetings.

Shareholders who beneficially own Company Shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) and whose interests in Company Shares are held in “street name” by a broker, bank, trust or other nominee (“beneficial owners” or “beneficial holders”) as of the close of business (Eastern time) on October 31, 2024 (the “Beneficial Holder Record Time”) will be entitled to direct their broker, bank, trust or other nominee how to vote such beneficially held shares at the Special Meetings.

How do I vote?

If you are a shareholder of record, you will receive two forms of proxy (one for the Court Meeting and one for the Extraordinary General Meeting). You may vote your Company Shares at each Special Meeting in one of the following ways:

•	by mailing your applicable completed and signed form of proxy in the enclosed return envelope;

•	by voting by telephone or over the internet as instructed on the applicable form of proxy; or

•	by attending the applicable Special Meeting.

If you hold your Company Shares through a broker, bank, trust or other nominee, you should follow the instructions provided by your broker, bank, trust or other nominee in order to instruct them how to vote your Company Shares.

In the case of joint holders, the vote of the senior member who tenders a vote (in person via or by proxy) will be accepted to the exclusion of the votes of the other joint holders of record and, for this purpose, seniority will be determined by the order in which the names first appear in the Company’s register of members in respect of the joint holding.

If my shares are held in “street name” by my broker, bank, trust or other nominee, will my broker, bank, trust or other nominee automatically vote my shares for me?

No. Your broker, bank, trust or other nominee will not vote your Company Shares if you do not provide your broker, bank, trust or other nominee with a signed voting instruction form with respect to your Company Shares, such failure to vote being referred to as a broker non-vote. Therefore, you should instruct your broker, bank, trust or other nominee to vote your Company Shares by following the directions your broker, bank, trust or other nominee provides.

Brokers do not have discretionary authority to vote on any of the proposals at either Special Meeting.

How many votes do I have?

At each Special Meeting, you are entitled to one vote for each Company Share that you owned as of the Beneficial Holder Record Time, if you are a beneficial holder, or as of the Voting Record Time, if you are a shareholder of record. Each beneficial owner of Company Shares as of the Beneficial Holder Record Time will be entitled to direct his or her broker, bank, trust or other nominee how to vote such Company Shares on all resolutions proposed at the Court Meeting and the Extraordinary General Meeting. As of the Beneficial Holder Record Time, there were 235,035,739 Company Shares outstanding and entitled to vote at each of the Court Meeting and the Extraordinary General Meeting.

May I vote in person at the Special Meetings?

Although we encourage you to complete and return the proxy cards to ensure that your vote is counted, you may attend the Special Meetings and vote your shares in person. If you are a holder of record whose shares are registered in your name and you wish to vote at the Special Meetings, written ballots will be available at each Special Meeting. If you are a beneficial holder whose shares are held in the name of a bank, broker, trustee, custodian or other nominee and you decide to attend and vote at the Special Meetings, you will need to obtain a proxy, executed in your favor, from the holder of record to be able to vote at the applicable Special Meeting. If you vote by proxy and also attend a Special Meeting, there is no need to vote again at the applicable Special Meeting unless you wish to change your vote. Note that if you plan to attend the Special Meetings in person, you must register in advance and present the necessary identification.

What am I being asked to vote on?

Company shareholders are being asked to vote on one proposal related to the Scheme at the Court Meeting, and one proposal related to the Scheme and one proposal related to the Merger at the Extraordinary General Meeting. However, the vote required to approve each such proposal is different at each of the Special Meetings.

The Transaction is conditioned on the approval of the Scheme at the Court Meeting (the “Scheme Proposal”). As set out in full under the section entitled “Part 2—Explanatory Statement” beginning on page 68, the Scheme Proposal must be approved by (a) a majority in number of the Company shareholders of record as of the Voting Record Time that are present and voting (in person or by proxy) at the Court Meeting and (b) at least 75% of the votes cast by the Company shareholders present and voting (in person or by proxy).

The vote required to approve the Scheme Proposal at the Court Meeting is based on votes properly cast at the meeting by shareholders of record. Broker non-votes (as defined below) are not considered votes properly cast and will have no effect on such proposal. In accordance with Jersey law, abstentions are not permitted with respect to the Scheme Proposal.

The following resolutions are proposed to be voted on at the Extraordinary General Meeting:

Special Resolutions:

1.

Authorize the directors of Aptiv to take all such actions as they consider necessary or appropriate for carrying the Scheme into effect; to amend the articles of association of Aptiv so that any Company Shares that are issued on or after the Voting Record Time to persons other than New Aptiv or its nominees will either be subject to the terms of the Scheme or immediately and automatically acquired by New Aptiv and/or its nominee(s) for the Scheme consideration of ordinary shares in New Aptiv; subject to and conditional upon the Scheme becoming effective, to change the name and status of Aptiv (the “Scheme and Articles Amendment Proposal”).

2.

Subject to and conditional upon the Scheme becoming effective, the form of merger agreement that it is proposed be entered into between Aptiv PLC and Aptiv Swiss Holdings Limited (the “Merger Agreement”) and that states, among other things, the terms and means of effecting a proposed merger of those parties under Article 18B (Mergers) of the Companies Law be hereby approved for all purposes, including (without limitation) for the purposes of Article 127F(1) of the Companies Law; and the directors of Aptiv PLC (or a duly authorized committee thereof) be and are authorized to take all such action as they may consider necessary or desirable for the implementation of the Merger pursuant to the terms and subject to the conditions contained in the Merger Agreement (the “Merger Proposal” and, together with the Scheme and Articles Amendment Proposal, the “Company Shareholder Proposals”).

At the Extraordinary General Meeting, the requisite shareholder approval of each of the resolutions depends on whether it is an “ordinary resolution”, which requires the approval of at least a majority of the votes cast by Company shareholders present and voting (in person or by proxy), or a “special resolution”, which requires the approval of at least two-thirds (2/3) of the votes cast by Company shareholders present and voting (in person or by proxy). The Company Shareholder Proposals are “special resolutions” requiring approval of at least two-thirds (2/3) of the votes cast by Company shareholders present and voting (in person or by proxy) at the Extraordinary General Meeting. The votes required to approve the Company Shareholder Proposals are based on Company shareholder votes properly cast at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum but not for purposes of determining the number of votes properly cast. As a result, abstentions and broker non-votes will have no effect on the Company Shareholder Proposals.

As of October 28, 2024, the Company directors and executive officers had the right to vote less than one percent of the Company Shares then outstanding and entitled to vote at the Court Meeting and the Extraordinary

General Meeting. It is expected that the Company’s directors and executive officers will vote “FOR” each of the proposals at the Court Meeting and the Extraordinary General Meeting, although none of them have entered into any agreement or instrument requiring them to do so.

Your vote is very important. It is important that as many votes as possible are cast, so that the Court may be satisfied that there is a fair and reasonable representation of the opinion of the Company shareholders. Shareholders of record are receiving a single mailing that includes forms of proxies with instructions for voting at each of the Court Meeting and the Extraordinary General Meeting. You are encouraged to submit a form of proxy (or vote by telephone or over the internet following the instructions in the form of proxy) for each of the Court Meeting and the Extraordinary General Meeting as soon as possible. Beneficial holders will receive voting instructions applicable to each Special Meeting from their broker, bank, trust or other nominee. Beneficial holders should follow the directions provided by their broker, bank, trust or other nominee regarding how to instruct such broker, bank, trust or nominee to vote their beneficially held shares. The Board recommends that you vote “FOR” each of the proposals at the Court Meeting and the Extraordinary General Meeting.

Why are there different record times for shareholders of record and beneficial owners of Company Shares?

As described in response to the question titled “What am I being asked to vote on?” above, in addition to the Scheme Proposal being approved by at least 75% of the votes cast at the Court Meeting by the Company shareholders present and voting (in person or by proxy), the Scheme Proposal must also be approved by a majority in number of the Company shareholders as of the Voting Record Time that are present and voting (in person or by proxy) at the Court Meeting. Under Jersey law, only shareholders of record are counted in the number of holders entitled to vote and who are present for purposes of the voting requirements.

The Company established the close of business (Eastern time) on October 31, 2024, as the Beneficial Holder Record Time in order to provide (i) all Company shareholders, including beneficial owners of Company Shares, with sufficient notice of the Court Meeting and the Extraordinary General Meeting and (ii) Cede & Co. (as nominee for The Depository Trust Company) and brokers, banks, trusts or other nominees with sufficient time to obtain voting instructions from beneficial owners.

However, in order to determine the final number of shareholders of record on the Company’s share register maintained by Computershare for purposes of the voting requirements described above, the Company has established 6:00 p.m. (Jersey time) on November 27, 2024, as the Voting Record Time.

How does the Board recommend that I vote on the proposals?

The Board recommends that Company shareholders vote:

•	“FOR” the Scheme Proposal;

•	“FOR” the Scheme and Articles Amendment Proposal; and

•	“FOR” the Merger Proposal.

The Board’s recommendation that Company shareholders vote in favor of the Scheme Proposal, the Scheme and Articles Amendment Proposal and the Merger Proposal are referred to as the “Board Recommendation.”

What if other matters come up at the Special Meetings?

The matters described in this Proxy Statement are the only matters that we know will be voted on at the Special Meetings. Matters other than those matters discussed in this Proxy Statement may not be presented at the Special Meetings.

May I revoke my proxy?

If you are a shareholder of record, you may revoke your proxy before it is voted at the Court Meeting or before your proxy is voted at the Extraordinary General Meeting by:

•	signing and returning by mail a valid form of proxy for the applicable Special Meeting with a later date so that it is received by 11:59 p.m. (Eastern time) on November 29, 2024;

•

before the applicable Special Meeting, provide written notice that you have revoked your proxy for the applicable Special Meeting to the Company’s Assistant Corporate Secretary, as applicable, so that it is received by 11:59 p.m. (Eastern time) on November 29, 2024 at the following address: 5 Hanover Quay, Dublin 2, Ireland D02 VY79;

•	submitting your voting instructions again by telephone or over the internet by following the instructions provided in the applicable form of proxy; or

•

attending the applicable Special Meeting. Simply attending the applicable Special Meeting, however, will not revoke your proxy or change your voting instructions; you must vote by poll at the applicable Special Meeting to change your vote.

If you are a beneficial holder with shares held in “street name” by a broker, bank, trust or other nominee, you should follow the instructions of your broker, bank, trust or other nominee regarding the revocation of proxies.

How many votes must be present to hold the Special Meetings?

A “quorum” must be present for either Special Meeting to be held. A “quorum” for the Court Meeting is 2 Scheme Shareholders present in person or by proxy as the Chair may determine. Pursuant to the Memorandum and Articles of Association of the Company, a “quorum” for the Extraordinary General Meeting is at least one (1) or more persons present in person and collectively representing, in person or by proxy, more than 50% of the total issued Company Shares. If a quorum is not present, the applicable Special Meeting may be adjourned from time to time until a quorum is obtained.

How are votes counted?

Company Shares represented in person or by proxy, including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum is present. The shares of beneficial holders whose shares are held in the name of a nominee, and who do not tell the nominee how to vote their shares, will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, abstentions and broker non-votes are not counted in the tally of votes FOR or AGAINST a proposal. A WITHHELD vote is the same as an abstention.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted if you hold them “beneficially,” even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority, under applicable regulatory requirements, to vote shares for which their customers do not provide voting instructions on certain “routine” matters.

The approval of the Scheme is not considered a routine matter for which brokerage firms may vote unvoted shares. Approval of the proposal to adjourn the Special Meetings to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme at the time of the meeting is considered a routine matter for which brokerage firms may vote unvoted shares.

What does it mean if I receive more than one proxy card?

You should receive one proxy card for each Special Meeting. If you receive more than one card for either meeting, it means that you have multiple accounts with brokers or Computershare, the Company’s transfer agent

(the “Transfer Agent”). Please vote all of these shares. The Company encourages you to have all your shares registered in the same name and address. You may do this by contacting your broker or the Transfer Agent.

Who is making and paying for this proxy solicitation?

We will pay the cost for soliciting proxies for the Special Meetings. Aptiv will distribute proxy materials and follow-up reminders by mail and electronic means. We have engaged Innisfree M&A Incorporated (“Innisfree”) to assist with the solicitation of proxies. We expect to pay Innisfree an aggregate fee, including reasonable out-of-pocket expenses, of $45,000, depending on the level of services actually provided. Certain Aptiv employees, officers and directors may also solicit proxies by mail, telephone or personal visits but they will not receive any additional compensation for their services.

We will also reimburse brokers, banks and other nominees for their expenses in forwarding proxy materials to beneficial owners.

What do I need to do now?

Company shareholders entitled to vote at the Court Meeting have been sent a form of proxy for that meeting, and Company shareholders entitled to vote at the Extraordinary General Meeting have been separately sent a form of proxy for that meeting. Company shareholders are strongly urged to complete and return both forms of proxy as soon as possible and, in any event, no later than 11:59 p.m. (Eastern time) on November 29, 2024.

If the form of proxy for use at the Court Meeting is not returned by the above time, it may be handed to Aptiv’s Registrars (on behalf of the Chair of the Court Meeting) or to the Chair of the Court Meeting before the start of the Court Meeting and it will be valid. However, in the case of the Extraordinary General Meeting, unless the form of proxy for use at the Extraordinary General Meeting is returned by the time noted above, it will be invalid.

Even if you plan to attend either or both Special Meetings, we encourage you to vote by proxy before the Special Meeting(s) that you plan to attend. After carefully reading and considering the information contained in this Proxy Statement, including the annexes and the documents incorporated by reference, please submit your proxy or proxies by telephone or over the internet in accordance with the instructions set forth on the applicable form of proxy, or mark, sign and date the applicable form of proxy and return it with the enclosed prepaid envelope as soon as possible so that your Company Shares may be voted at the applicable Special Meeting. Your form of proxy or your telephone or internet directions will instruct the persons identified as your proxy to vote your Company Shares at the applicable Special Meeting as directed by you.

If a Company shareholder signs and returns his, her or its form of proxy appointing the individuals referred to on the form of proxy of the applicable Special Meeting as his, her or its proxy but does not mark the form of proxy to tell the proxy how to vote on a proposal, such shares will be voted in respect of such proposal at the discretion of the named proxies of the applicable Special Meeting.

If you hold your Company Shares through a broker, bank, trust or other nominee, you should follow the instructions provided by your broker, bank, trust or other nominee when instructing them how to vote your Company Shares.

May I attend the Court Hearing to sanction the Scheme?

Company shareholders are entitled to attend and be heard at the hearing of the Court to sanction the Scheme (the “Court Hearing”), either in person or through a Jersey advocate, to support or oppose the Scheme. The Court’s address is Royal Court House, Royal Square, St Helier, Jersey JE1 1JG and its telephone number is +44 1534 441 300. It is anticipated that the Court Hearing will take place on December 13, 2024. The Company will disclose any change in the date of the Court Hearing by public announcement and filing with the Securities and Exchange Commission (the “SEC”) no later than 21 days before the Court Hearing.

May I change my vote after I have mailed my signed forms of proxy or voted by telephone or over the internet?

Yes, you may change your vote before your proxy is voted at the Court Meeting or before your proxy is voted at the Extraordinary General Meeting.

If you are a shareholder of record, you can do this in one of four ways:

•	sign and return by mail a valid form of proxy for the applicable Special Meeting with a later date so that it is received prior to 11:59 p.m. (Eastern time) on November 29, 2024;

•

before the applicable Special Meeting, provide written notice that you have revoked your proxy for the applicable Special Meeting to the Company’s Assistant Corporate Secretary, as applicable, so that it is received by 11:59 p.m. (Eastern time) on November 29, 2024 at the following address: 5 Hanover Quay, Dublin 2, Ireland D02 VY79;

•	submit revised voting instructions by telephone or over the internet by following the instructions set forth on the applicable form of proxy; or

•

attend the applicable Special Meeting and vote during the meeting. Simply attending the applicable Special Meeting, however, will not revoke your proxy or change your voting instructions; you must vote at the applicable Special Meeting to change your vote.

If you are a beneficial holder and have instructed a broker, bank, trust or other nominee to vote your shares, you must follow directions received from your broker, bank, trust or other nominee to change your vote or revoke your proxy.

Information About the Reorganization

Why does the Company want to establish New Aptiv as its new publicly listed parent company?

Our board of directors has determined that it is in the best interests of Aptiv and its shareholders to establish New Aptiv as our new publicly listed parent company, which will remain organized in Jersey but will be resident for tax purposes in Switzerland, and that doing so would result in substantial benefits, including the following:

•

aligning the tax residency of our publicly listed parent company with the Swiss tax residency of Aptiv Technologies AG, our Swiss subsidiary that earns substantial returns for assembling, developing, managing and maintaining Aptiv’s portfolio of intellectual property;

•	improving the efficiency of intergroup cash management and financing as a result of Switzerland’s tax participation exemption and holding company interest deductibility provisions;

•	accessing increased relocation incentives offered by the Swiss canton of Schaffhausen;

•

availing ourselves of Switzerland’s stable and business-friendly environment, which is expected to be especially beneficial in the face of risks that European Union rules become more restrictive in areas like tax (including the EU’s implementation of Pillar 2), trade and potential government support; and

•	taking advantage of Switzerland’s strong network of treaties and trade arrangements, which make it a favorable base for global expansion and investments.

We believe that our publicly listed parent company should remain organized in Jersey given the flexible nature of Jersey corporate law. We believe that it is in the best interests of Aptiv and its shareholders to establish a new parent company, New Aptiv, rather than to undertake another form of transaction.

We cannot assure you that the anticipated benefits of the Reorganization will be realized. In addition to the potential benefits described above, the Reorganization will expose you and us to some risks. These risks include the following: the market for the New Aptiv Shares may differ from the market for Company Shares; the Reorganization may not allow us to maintain a competitive worldwide effective corporate tax rate; legislative and regulatory action could materially and adversely affect us; we will be subject to various Swiss taxes as a result of the Reorganization; if the Court does not approve the Scheme, Aptiv PLC will not have the ability to effect the Reorganization; following the completion of the Reorganization, it is possible that we will be removed from the S&P 500 stock index and other indices, which could have an adverse impact on our share price; the Reorganization will result in additional direct and indirect costs, even if the Reorganization is not completed; and we may choose to abandon or delay the Transaction. Please see the discussion under “Risk Factors.” Our Board has considered both the potential advantages of the Reorganization and these risks and has unanimously approved the Scheme and recommended that the shareholders vote for the Scheme.

Will the Reorganization affect Aptiv PLC’s current or future operations?

We believe that the Reorganization will have no material impact on how we conduct our day-to-day operations. The location of our future operations will depend on the needs of our business, independent of our tax residence.

How will the Reorganization affect our presence in the United States and Ireland?

There are no changes planned for our U.S. or Irish operations or workforce as a result of the Reorganization.

What will be Aptiv’s corporate presence in Switzerland?

In connection with the Reorganization, we have established an office in Switzerland, relocated certain employees to Switzerland and have hired additional employees in Switzerland.

Will the Transaction dilute my economic interest in Aptiv PLC?

No. Your relative economic ownership in Aptiv PLC will not change as a result of the Transaction.

How will the Reorganization affect financial reporting?

After the Reorganization, New Aptiv will continue to prepare financial statements in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and report in U.S. dollars and will continue to file reports on Forms 10-K, 10-Q and 8-K with the SEC, as Aptiv PLC currently does.

What impact will the Reorganization have on Aptiv’s current debt arrangements?

There will be no material impact on our debt arrangements. In connection with the Reorganization, immediately following the effectiveness of the Transaction, Aptiv PLC will merge with and into Merger Sub, a wholly owned subsidiary of New Aptiv, with Merger Sub surviving, under Part 18B (Mergers) of the Companies Law, as more fully described elsewhere in this Proxy Statement. In connection with the Merger, Merger Sub will (i) enter into (a) a supplemental indenture to the Senior Notes Indenture dated March 10, 2015, as amended from time to time (the “Senior Notes Indenture”), among Aptiv PLC, the guarantors party thereto and Wilmington Trust, National Association, as trustee, pursuant to which Merger Sub assume all of Aptiv PLC’s obligations under each series of Aptiv PLC’s outstanding senior unsecured notes (the “Senior Unsecured Notes”) issued under the Senior Notes Indenture and (b) a supplemental indenture to the Subordinated Indenture dated September 13, 2024, as amended from time to time (the “Subordinated Notes Indenture” and, together with the Senior Notes Indenture, each, an “Indenture” and together, the “Indentures”), among Aptiv PLC, the guarantors party thereto and Wilmington Trust, National Association, as trustee, pursuant to which Merger Sub will assume all of Aptiv PLC’s obligations under Aptiv PLC’s outstanding junior subordinated notes (the “Subordinated Notes” and, together with the Senior Unsecured Notes, the “Notes”) issued under the Subordinated Notes

Indenture and (ii) enter into (a) an assumption and/or supplement agreement relating to each of (a) the Third Amended and Restated Credit Agreement, dated as of June 24, 2021, as amended from time to time (the “Revolving Facility Credit Agreement”), among Aptiv PLC, Aptiv Corporation, Aptiv Global Financing Designated Activity Company, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto, and (b) the Term Credit Agreement, dated August 19, 2024, as amended from time to time (the “Term Loan A Credit Agreement” and, together with the Revolving Facility Credit Agreement, each, a “Credit Agreement” and together, the “Credit Agreements”), among Aptiv PLC and certain of its subsidiaries, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto, in each case pursuant to which New Aptiv will assume all of Aptiv PLC’s obligations under the Credit Agreements as the “parent entity” thereunder. In addition, New Aptiv is expected to (i) enter into a supplemental indenture to each Indenture pursuant to which New Aptiv will guarantee the Notes and (ii) enter into a guarantee joinder relating to each Credit Agreement pursuant to which New Aptiv will guarantee the obligations under each Credit Agreement. Following the Reorganization, Merger Sub will replace Aptiv PLC as an obligor under the Credit Agreements and the Notes, and New Aptiv will be a guarantor under the Credit Agreements (and will act as the “parent entity” thereunder) and the Indentures. The Reorganization is permitted under the Credit Agreements subject to satisfaction of certain conditions precedent as more particularly set forth therein, which are not expected to materially impact the Reorganization as described herein. Please see “The Reorganization—Treatment of Debt.”

Will the Reorganization affect Aptiv PLC’s ability to access the capital and bank markets in the future?

We do not expect that the Reorganization will have any significant effect on our ability to access the capital or bank markets. We expect to be able to access the capital and bank markets as efficiently and on similar terms as we can today.

What effect would the failure to complete the Reorganization have on Aptiv PLC?

We will incur certain costs whether or not the Reorganization is completed. We will consider all possible alternatives in the event that the Reorganization is not completed. For more information, please see “Risk Factors.”

What are the material tax consequences of the Transaction?

Please read the following questions and answers regarding some of the potential tax consequences of the Transaction. Please refer to “Material Tax Considerations” beginning on page 47 of this Proxy Statement for a description of the material U.S. federal income tax consequences, Jersey tax consequences, Irish tax consequences, and Swiss tax consequences of the Transaction to shareholders of the Company. The actual tax consequences of the Transaction to you may be complex and will depend on your specific situation. You should consult your tax adviser for a full understanding of the tax consequences of the Transaction to you.

Is the Reorganization taxable to me?

For U.S. federal income tax purposes, the Transaction and the Merger are intended to be treated as parts of an integrated series of transactions that will qualify as a “reorganization” for U.S. federal income tax purposes. Assuming the correctness of the foregoing, U.S. Holders (as defined in “Material Tax Considerations—Material U.S. Federal Income Tax Considerations” beginning on page 47 of this Proxy Statement) will not recognize any gain or loss for U.S. federal income tax purposes solely as a result of the Transaction. Please see “Material Tax Considerations—Material U.S. Federal Income Tax Considerations” beginning on page 47 of this Proxy Statement.

Under current Jersey tax legislation, no stamp duty or other transfer tax is chargeable on the transfer of shares in a Jersey company unless such transfer conveys the right to occupy Jersey property. Therefore, no Jersey stamp duty or transfer tax is expected to be payable by Scheme Shareholders (as defined in “Part 3—The Scheme of Arrangement”) on the transfer of their Scheme Shares (as defined in “Part 3—The Scheme of Arrangement”)

or on the issue of the New Aptiv Shares. The foregoing is intended as a general guide only to certain Jersey stamp duty and transfer tax considerations applicable to the Scheme and does not constitute tax advice. Specifically, the comments do not address any other Jersey tax considerations that may be relevant for Scheme Shareholders who are residents in Jersey.

Under Swiss tax laws, no tax is generally due for non-Swiss Holders (as defined in “Material Tax Considerations—Material Swiss Tax Considerations”) of Company Shares on the receipt of New Aptiv Shares in the course of the Reorganization. If you are a Swiss Holder and are a beneficial owner of the Company Shares, the Reorganization may result in Swiss tax consequences to you and you are therefore urged to consult with your tax advisor.

The Reorganization is not expected to give rise to any Irish tax for shareholders who are not Irish resident and do not hold their Company Shares in connection with a branch, agency or permanent establishment in Ireland and who are not within the temporary non-Irish residence rules applicable to individuals.

Is the Reorganization a taxable transaction for Aptiv PLC or New Aptiv?

Due to the expected application of certain statutory reliefs or exemptions, the Reorganization is not expected to give rise to Swiss tax for Aptiv PLC or New Aptiv under Swiss tax law. We have obtained tax rulings from competent Swiss tax authorities that the Transaction and the Merger are tax neutral from a Swiss corporate income and capital tax, Swiss withholding tax and Swiss stamp taxes perspective at the level of Aptiv PLC and New Aptiv as well as Aptiv Swiss Holdings, provided certain requirements are met. Due to the expected application of certain statutory reliefs or exemptions, the Reorganization is not expected to give rise to Irish tax for Aptiv PLC or New Aptiv under Irish tax law, and neither Aptiv PLC nor New Aptiv are expected recognize any gain or loss for U.S. federal income tax purposes as a result of the Reorganization.

Will the Transaction affect the Company’s effective tax rate in 2024—or expectations for later years?

We do not anticipate any material changes to our effective tax rate.

What are the most important Swiss corporate tax consequences of tax residence in Switzerland?

Switzerland imposes a corporate income and annual capital tax on holding companies at the federal, cantonal and communal levels. The overall (federal, cantonal, communal) effective corporate income tax rate may vary, but amounts to a maximum of approximately 15 percent in 2024 in Schaffhausen, Switzerland, depending on the amount of taxable net profit and respective cantonal/communal multiplier. However, we may be entitled to a “participation relief” that can effectively eliminate Swiss corporate income taxation on dividend income from qualifying subsidiaries and capital gains on the disposal of qualifying participations in subsidiaries.

New Aptiv will have to withhold a 35% Swiss withholding tax on gross dividend payment amounts and share repurchases, unless such dividend payment or share repurchase is made out of qualifying capital contribution reserves (“Reserven aus Kapitaleinlagen”). In a tax ruling obtained by New Aptiv, the competent Swiss federal tax authority confirmed that the Transaction will allow for the creation of such qualifying capital contribution reserves (“Reserven aus Kapitaleinlagen”). New Aptiv expects to create qualifying capital contribution reserves in an amount equal to approximately $30 billion at the New Aptiv level (which would be subject to formal confirmation by the Swiss federal tax authority after the completion of the Transaction). New Aptiv expects to pay distributions to shareholders out of such reserves, and as a result, any such distributions to shareholders would be exempt from the Swiss withholding tax. However, the amount of qualifying capital contribution reserves (“Reserven aus Kapitaleinlagen”) may be depleted over time as New Aptiv uses such reserves for distributions to shareholders or share repurchases.

New Aptiv will be subject to a Swiss issuance stamp tax levied at a rate of 1% on the fair value of share issuances and increases of our equity, other than in connection with qualifying restructurings like the

Reorganization. In addition, New Aptiv will be subject to some other Swiss indirect taxes (e.g., value added tax (“VAT”) and Swiss securities transfer stamp tax). Please refer to the questions and answers below for Swiss withholding tax implications on future share repurchases and dividend distributions of New Aptiv and to “Material Tax Considerations—Material Swiss Tax Considerations” for a further description of New Aptiv’s corporate income tax treatment.

The above description aims to provide only a very broad overview of some corporate tax aspects in Switzerland and does not purport to be a complete analysis of the tax types and rates that would be relevant for either New Aptiv or its shareholders.

Will there be Swiss withholding tax on future share repurchases, if any, by New Aptiv?

Repurchases of shares for the purposes of capital reduction are treated as a partial liquidation subject to the 35% Swiss withholding tax, regardless of the place of residency of the shareholder. The amount subject to Swiss withholding tax is the difference between the purchase price paid by New Aptiv and the nominal value of such Shares to the extent such amount is not booked against reserves of qualified capital contributions (“Reserven aus Kapitaleinlagen”). In a tax ruling obtained by New Aptiv, the competent Swiss federal tax authority confirmed that the Transaction will allow for the creation of such qualifying capital contribution reserves (“Reserven aus Kapitaleinlagen”). New Aptiv expects to create qualifying capital contribution reserves in an amount equal to approximately $30 billion at the New Aptiv level (which would be subject to formal confirmation by the Swiss federal tax authority after the completion of the Transaction). New Aptiv expects to book the difference between the purchase price paid by New Aptiv and the nominal value of repurchased shares against reserves of qualified capital contributions (“Reserven aus Kapitaleinlagen”), and as a result, any such repurchase of shares from shareholders would not be subject to Swiss withholding tax. However, the amount of qualifying capital contribution reserves (“Reserven aus Kapitaleinlagen”) may be depleted over time as New Aptiv uses such reserves for distributions to shareholders or share repurchases.

The repurchase of shares for purposes other than qualifying capital reduction, such as to retain as treasury shares for use in connection with stock incentive plans, convertible debt or other instruments within certain periods, will generally not be subject to Swiss withholding tax provided the threshold of 10% (or, in certain cases, 20%) of the registered share capital as required by the Swiss Code of Obligation is satisfied and the shares are resold within certain periods prescribed by Swiss law. If New Aptiv purchases its own shares in order to hold them in treasury, it must present the acquired shares on its standalone “statutory” balance sheet as a negative item in its equity. To the extent such negative item is not explicitly allocated to the reserves of capital contributions (“Reserven aus Kapitaleinlagen”) upon acquisition, the Swiss federal withholding tax is due on the difference between the purchase price paid by New Aptiv and the nominal value of such shares to the extent the treasury shares (i) are not within the admissible corporate law thresholds on treasury shares or (ii) the maximum permissible holding period prescribed by Swiss law is exceeded. New Aptiv expects to allocate the negative item against reserves of qualified capital contributions (“Reserven aus Kapitaleinlagen”), and as a result, any such repurchase of shares from shareholders would not be subject to Swiss withholding tax to the extent the treasury shares (i) are not within the admissible corporate law thresholds on treasury shares or (ii) the maximum permissible holding period prescribed by Swiss law is exceeded. However, the amount of qualifying capital contribution reserves (“Reserven aus Kapitaleinlagen”) may be depleted over time as New Aptiv uses such reserves for distributions to shareholders or share repurchases.

In most instances, Swiss companies listed on the SIX Swiss Exchange (“SIX”) carry out share repurchase programs through a “second trading line” on the SIX. Swiss institutional investors typically purchase shares from shareholders on the open market and then sell the shares on this second trading line back to the company. The Swiss institutional investors are generally able to receive a full refund of the withholding tax. Due to, among other things, the time delay between the sale to the company and the institutional investors’ receipt of the refund, the price companies pay to repurchase their shares has historically been slightly higher than the price of such companies’ shares in ordinary trading on the SIX first trading line.

We will not be able to use the SIX second trading line process to repurchase New Aptiv Shares because we do not intend to list New Aptiv Shares on the SIX. We do, however, intend to follow alternative processes to manage Swiss withholding, including the utilization of capital contribution reserves or other established non-SIX secondary line of trading structures, which we expect would enable us to repurchase New Aptiv Shares in a manner that should allow Swiss institutional market participants selling New Aptiv Shares to us to receive a refund of the Swiss withholding tax and, therefore, accomplish the same purpose as share repurchases on the second trading line at substantially the same cost to us and such market participants as share repurchases on a second trading line.

Will there be Swiss withholding tax on future dividends, if any, by New Aptiv?

A Swiss withholding tax of 35% is due on dividends and similar distributions to New Aptiv shareholders from New Aptiv, regardless of the place of residency of the shareholder. New Aptiv will be required to withhold at such rate and remit on a net basis any payments made to a holder of New Aptiv Shares and pay such withheld amounts to the Swiss federal tax administration. The shareholder may be entitled to a full or partial refund of the withholding tax.

However, distributions based upon a capital reduction and distributions paid out from reserves of qualified capital contributions (Reserven aus Kapitaleinlagen) are generally not subject to Swiss federal withholding tax. In a tax ruling obtained by New Aptiv, the competent Swiss federal tax authority confirmed that the Transaction will allow for the creation of such qualifying capital contribution reserves (“Reserven aus Kapitaleinlagen”). New Aptiv expects to create qualifying capital contribution reserves in an amount equal to approximately $30 billion at the New Aptiv level (which would be subject to formal confirmation by the Swiss federal tax authority after the completion of the Transaction). New Aptiv expects to pay distributions out of such reserves, and as a result, any such distributions to shareholders will be exempt from the Swiss withholding tax. However, the amount of qualifying capital contribution reserves (“Reserven aus Kapitaleinlagen”) may be depleted over time as New Aptiv uses such reserves for distributions to shareholders or share repurchases.

Will the Reorganization have any material impact on another company’s ability to acquire Aptiv?

No, the Reorganization should not materially affect the ability of another company to acquire Aptiv. New Aptiv is a Jersey company, and the rights of shareholders of New Aptiv will be substantially identical to the rights of current shareholders of Aptiv PLC. See “Rights of Shareholders and Powers of the Board of Directors.”

When do you expect the Transaction to be completed?

We are working towards completing the Transaction as quickly as possible and, assuming that the required vote of Company shareholders to approve the Scheme Proposal, the Scheme and Articles Amendment Proposal and the Merger Proposal is obtained at the Special Meetings, as well as the necessary regulatory consents and approvals, satisfied or, to the extent applicable, waived (and we do not abandon the Transaction), we expect to do so as soon as practicable following shareholder approval. We currently expect to complete the Transaction in 2024. Please see “Expected Timetable” below for an expected timetable. However, no assurance can be provided as to when or if the transaction will be completed. The Transaction may be abandoned or delayed by our Board at any time prior to the Scheme becoming effective, even though the Scheme may have been approved by our shareholders and sanctioned by the Court and all other conditions to the Transaction may have been satisfied. Please see “The Reorganization—Amendment, Termination or Delay.”

What is the Merger?

Subject to and conditional upon the Scheme becoming effective and on the terms of and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Aptiv PLC, with Aptiv PLC ceasing to exist and Merger Sub continuing as the surviving entity. Merger Sub will be named “Aptiv Swiss Holdings Limited,” will be a private company, and will be a direct, wholly owned subsidiary of New Aptiv.

Who is Aptiv Swiss Holdings?

Aptiv Swiss Holdings Limited, which we refer to as Aptiv Swiss Holdings or Merger Sub, is a newly formed Jersey incorporated private limited company and direct, wholly owned subsidiary of New Aptiv. Prior to the Merger, Aptiv Swiss Holdings will have no property, assets, liabilities or operations, other than those incident to its formation. Subject to and conditional upon the Scheme becoming effective, Aptiv Swiss Holdings will merge with and into Aptiv PLC, with Aptiv Swiss Holdings surviving the Merger as a direct, wholly owned subsidiary of New Aptiv and Aptiv PLC ceasing to exist, on the terms of and subject to the conditions set forth in the Merger Agreement.

Are there any conditions to completing the Merger?

Yes. Under the Merger Agreement, the Merger is conditioned upon:

•

Aptiv PLC having given notice to all of its creditors (if any) in accordance with Article 127FC(1) of the Companies Law and having published the contents of such notice in accordance with Article 127FC(5) of the Companies Law, and each applicable date as set out in Article 127FJ(3) of the Companies Law having passed. A copy of such notice is included at Annex C;

•

Aptiv Swiss Holdings having given notice to all of its creditors (if any) in accordance with Article 127FC(1) of the Companies Law and having published the contents of such notice in accordance with Article 127FC(5) of the Companies Law, and each applicable date as set out in Article 127FJ(3) of the Companies Law having passed;

•	the date as set out in Article 127FJ(3)(a) of the Companies Law having passed (if applicable);

•	the delivery to the registrar of companies in Jersey of all documents required in accordance with Article 127FJ of the Companies Law for the purposes of effecting the Merger;

•

no order by any court or other tribunal of competent jurisdiction will have been entered and will continue to be in effect and no law will have been adopted or be effective, in each case that temporarily or permanently prohibits, enjoins or makes illegal the consummation of the Merger;

•	no suit, action or proceeding will have been brought by any governmental entity, and remain pending, that seeks an order that would prohibit, enjoin or make illegal the consummation of the Merger;

•	all material consents and authorizations of, filings or registrations with, and notices to, any governmental or regulatory authority required to consummate the Merger, have been obtained or made;

•	shareholders of Aptiv PLC will have approved the Merger in accordance with Aptiv PLC’s articles of association and the Companies Law, as further described in this Proxy Statement;

•	Aptiv Swiss Holdings will have approved the Merger in accordance with Aptiv Swiss Holdings’ articles of association and the Companies Law; and

•	the Transaction will have been consummated.

What happens if the Transaction is not completed?

If the Scheme Proposal, the Scheme and Articles Amendment Proposal and the Merger Proposal are not approved by the requisite vote of Company shareholders at the Special Meetings or if the Transaction is not completed for any other reason, Company shareholders will not receive any New Aptiv Shares in exchange for their Company Shares. Instead, Aptiv will remain an independent public company and the Company Shares will continue to be listed and traded on the New York Stock Exchange (“NYSE”).

What will I receive for my Company Shares?

You will receive one ordinary share of New Aptiv for each ordinary share of Aptiv PLC that you held immediately prior to the completion of the Transaction.

If the Scheme is approved, do I have to take any action to cancel my Company Shares and receive New Aptiv Shares?

Assuming that the Transaction becomes effective, if you hold your Company Shares in uncertificated book-entry form or through DTC at the time the Transaction is effected (the “Transaction Time”), which we anticipate will be after the close of trading on the NYSE on the day the Scheme becomes effective, and before the opening of trading on the NYSE on the next business day, your Company Shares will be cancelled and New Aptiv Shares will be issued without any action on your part.

If you hold Company Shares directly in certificated form and the Transaction becomes effective, soon after the Transaction Time our Transfer Agent will send you a letter of transmittal, which is to be used to surrender your Aptiv PLC ordinary share certificates and to apply for share certificates evidencing your ownership in New Aptiv. The letter of transmittal will contain instructions explaining the procedure for surrendering Aptiv PLC ordinary share certificates and applying for share certificates evidencing your ownership in New Aptiv. You should not return share certificates with the enclosed proxy cards.

Can I trade Company Shares between the date of this Proxy Statement and the effective time of the Transaction?

Yes. The Company Shares will continue to trade during this period.

What if I sell my Company Shares after the Beneficial Holder Record Time or the Voting Record Time (as applicable)?

If you transfer your shares after the Beneficial Holder Record Time or the Voting Record Time (whichever is applicable to you) but before either Special Meeting, you will retain your right to vote at both Special Meetings but will have transferred the right to receive the Scheme consideration of New Aptiv Shares. In order to receive the Scheme consideration you must hold your shares through the completion of the Transaction.

What if I buy Company Shares after the Beneficial Holder Record Time or the Voting Record Time (as applicable)?

If you acquire additional Company Shares from a beneficial holder after the Beneficial Holder Record Time or a shareholder of record after the Voting Record Time, you will not have the right to vote in respect of those additional Company Shares at either Special Meeting. You will have the right to receive the Scheme consideration of New Aptiv Shares in respect of those additional Company Shares if you hold such shares through the completion of the Transaction.

How will the Transaction affect the stock exchange listing of the Company Shares?

We expect that, immediately following the Transaction Time, the New Aptiv Shares will be listed on the NYSE under the symbol “APTV,” the same symbol under which your Company Shares are currently listed.

EXPECTED TIMETABLE

All times shown are New York times unless otherwise stated. All dates and times are based on current expectations of Aptiv and are subject to change. If any of these dates and / or times changes, Aptiv will be publicly announce such changes.

Event	Expected Date/Time (New York time unless otherwise indicated)
Beneficial Holder Record Time for Court Meeting and Extraordinary General Meeting	close of business on October 31, 2024

Voting Record Time for Court Meeting and Extraordinary General Meeting	6:00 p.m. (Jersey time) November 27, 2024

Latest time for receipt of Forms of Proxy for Court Meeting	11:59 p.m. November 29, 2024

Latest time for receipt of Forms of Proxy for Extraordinary General Meeting	11:59 p.m. November 29, 2024

Court Meeting	1:00 p.m. on December 2, 2024

Extraordinary General Meeting	1:15 p.m. on December 2, 2024

Court Hearing to sanction the Scheme	10:00 a.m. (Jersey time) on December 13, 2024

Effective Date of the Scheme	December 17, 2024

Commencement of trading of New Aptiv Shares	December 18, 2024

SUMMARY

This summary highlights selected information from this Proxy Statement. It does not contain all of the information that is important to you. To understand the matters under consideration the Special Meetings more fully, and for a more complete legal description of the Transaction, you should read carefully the entire Proxy Statement, including the Annexes. The scheme of arrangement is the legal document that governs the Transaction. The terms of the Scheme are set out in full in “Part 3—The Scheme of Arrangement” of this Proxy Statement. The Memorandum and Articles of Association of New Aptiv, substantially in the form attached to this Proxy Statement as Annex A, will govern New Aptiv after the completion of the Transaction. We encourage you to read those documents carefully.

Special Meetings

Time, Place, Date and Purpose

Court Meeting

The Court Meeting will be held at Aptiv PLC’s offices at 100 Northern Ave, Boston Massachusetts 02210 on December 2, 2024 at 1:00 p.m. (Eastern time), unless adjourned or postponed. At the Court Meeting, the Company shareholders will be asked to vote to approve the Scheme Proposal.

Extraordinary General Meeting

The Extraordinary General Meeting will be held at Aptiv PLC’s offices at 100 Northern Ave, Boston Massachusetts 02210 on December 2, 2024 at 1:15 p.m. (Eastern time), unless adjourned or postponed, or, if the Court Meeting has not concluded by 1:15 p.m. (Eastern time), as soon as possible after the conclusion of the Court Meeting. At the Extraordinary General Meeting, the Company shareholders will be asked to vote to approve the Scheme and Articles Amendment Proposal and the Merger Proposal.

At the Court Meeting, you will be asked to approve the Scheme between Aptiv PLC, a company organized under the laws of Jersey, and its shareholders set out in full in “Part 3—The Scheme of Arrangement” of this Proxy Statement. If the Scheme becomes effective, it will effect the Transaction pursuant to which each holder of Company Shares outstanding at the Scheme Record Time (as defined in “Part 3—The Scheme of Arrangement) will receive New Aptiv Shares, a Jersey company and newly-created subsidiary of Aptiv PLC, with a par value of $0.01 per share, on a one-for-one basis in respect of such outstanding Company Shares. We summarize certain material aspects of the Transaction below.

Parties to the Transaction

Aptiv PLC. Aptiv is a global technology company focused on making the world safer, greener and more connected. The principal executive offices of Aptiv PLC are located at 5 Hanover Quay, Grand Canal Dock, Dublin, Ireland.

New Aptiv. New Aptiv is a newly formed Jersey company and is currently wholly owned by Aptiv PLC. New Aptiv has only nominal assets and capitalization and has not engaged in any business or other activities other than in connection with its formation and the Transaction. As a result of the Transaction, New Aptiv will become the parent holding company of Aptiv PLC. The principal executive offices of New Aptiv are located in Schaffhausen, Switzerland.

Aptiv Swiss Holdings. Aptiv Swiss Holdings Limited, which we refer to as Aptiv Swiss Holdings or Merger Sub, is a newly formed Jersey company and is currently wholly owned by New Aptiv. Aptiv Swiss Holdings has only nominal assets and capitalization and has not engaged in any business or other activities other than in connection with its formation and the Transaction. Subject to and conditional upon the Scheme becoming effective, Aptiv PLC will merge with and into Aptiv Swiss Holdings, with Aptiv Swiss Holdings surviving, under Part 18B (Mergers) of the Companies Law.

The Reorganization

The Transaction will result in the establishment of New Aptiv as our new publicly listed parent Company, which will be tax resident in Switzerland, and your Company Shares will be exchanged on a one-for-one basis for shares in New Aptiv. After the Transaction, New Aptiv will be renamed “Aptiv PLC.”

Transaction

The Transaction involves several steps and is being implemented by way of a Jersey law scheme of arrangement, which requires, among other things, an application by Aptiv to the Court to sanction the scheme of arrangement. A scheme of arrangement is a statutory procedure under the Companies Law, pursuant to which the Court may approve an arrangement between Aptiv and its shareholders. In the Scheme, Aptiv will make an initial application to the Court to convene the Court Meeting at which (a) a majority in number of the Company shareholders of record as of the Voting Record Time that are present and voting (in person or by proxy) at the Court Meeting and (b) at least 75% of the votes cast by the Company shareholders present and voting (in person or by proxy) must approve the Scheme by which they will transfer their Company shares in exchange for New Aptiv Shares. If the Company shareholders so agree by approving the Scheme, subject to the satisfaction or waiver of the conditions set forth in the Scheme, Aptiv will return to the Court to request the Court to sanction the Scheme. Shareholders are entitled to attend to support or oppose the sanction of the Scheme by the Court as described elsewhere in this Proxy Statement. Upon the Scheme becoming effective in accordance with its terms and the Companies Law, it will bind Aptiv and its shareholders.

Assuming we receive the necessary approvals from the shareholders at the Court Meeting, the Court sanctions the Scheme and the conditions to consummation of the Transaction are satisfied (and we do not abandon the Transaction), we will file the Court Order (as defined herein) sanctioning the Scheme with the Registrar of Companies in Jersey, at which time the Scheme will be effective. Various steps of the Transaction will occur effectively simultaneously at the Transaction Time, which we anticipate will be after the close of trading on the NYSE on the day the Scheme becomes effective, and before the opening of trading on the NYSE on the next business day.

At the Transaction Time, the following steps will occur effectively simultaneously:

1.	New Aptiv will issue ordinary shares on a one-for-one basis to the holders of Company Shares;

2.	New Aptiv will receive all outstanding Company Shares in exchange for the issuance of the New Aptiv Shares described in step 1; and

3.

all previously outstanding New Aptiv Shares, which prior to the Transaction Time will be held by Aptiv PLC, will be repurchased by New Aptiv and will then be cancelled, in accordance with a resolution passed by Aptiv PLC.

As a result of the Transaction, the holders of Company Shares will become ordinary shareholders of New Aptiv and Aptiv PLC will become a wholly owned subsidiary of New Aptiv.

Merger

Subject to and conditional upon the Scheme becoming effective, if the Merger Proposal is approved by the Aptiv shareholders, on the terms of and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Aptiv PLC, with Aptiv PLC ceasing to exist and Merger Sub continuing as the surviving entity. Merger Sub will be named “Aptiv Swiss Holdings Limited,” will be a private company, and will be a direct, wholly owned subsidiary of New Aptiv. As a result of the Merger, the separate existence of Aptiv PLC will cease at completion of the Merger, and all property, rights, privileges, powers and franchises of Aptiv PLC will vest in Merger Sub at completion of the Merger, and all debts, liabilities and duties of Aptiv PLC will become the debts, liabilities and duties of Merger Sub at completion of the Merger. It is currently expected that the Merger will complete shortly after the Effective Date.

The terms and conditions of the Merger are contained in the Merger Agreement, a copy of which is attached to this Proxy Statement as Annex C.

Accompanying Documents for the Merger

In accordance with Article 127F of the Companies Law, this Proxy Statement is accompanied by the following:

•	a copy of the Merger Agreement, attached hereto as Annex C;

•

a copy of the certificate signed under Article 127E(5) of the Companies Law, attached hereto as Annex E, certifying that each director of Aptiv PLC has made full inquiry into the affairs of Aptiv PLC and each director reasonably believes that Aptiv PLC is, and will remain until the Merger is completed, able to discharge its liabilities as they fall due; and

•

a copy of the certificate signed under Article 127E(6) of the Companies Law, attached hereto as Annex F, certifying that, in the opinion of each person falling within Article 127E(7) of the Companies Law, Aptiv Swiss Holdings will be able to continue to carry on business and discharge its liabilities as they fall due: (a) on and immediately after the completion of the Merger; and (b) if later, until 12 months after the signing of this certificate.

Statement of Material Interests under Article 127F(2)(a)(v) of the Companies Law

Aptiv PLC

The directors of Aptiv PLC and their share ownership are listed under “Security Ownership of Management and Directors.”

Following the consummation of the Transaction and immediately prior to the Merger, New Aptiv will be the sole shareholder of Aptiv PLC.

Aptiv Swiss Holdings

Two current Aptiv employees, who also serve as directors of various Aptiv subsidiaries, are directors of Aptiv Swiss Holdings.

New Aptiv is, and immediately prior to the Merger will be, the sole shareholder of Aptiv Swiss Holdings.

In connection with consummation of the Transaction and the Merger:

•	New Aptiv will assume Aptiv PLC’s Long-Term Incentive Plan and its existing obligations in connection with awards granted thereunder; and

•

Upon consummation of the Merger, Aptiv Swiss Holdings will (i) enter into a supplemental indenture to each Indenture pursuant to which Aptiv Swiss Holdings will assume all of Aptiv PLC’s obligations under each series of Aptiv PLC’s outstanding Notes and (ii) enter into an assumption and/or supplement agreement relating to each Credit Agreement pursuant to which New Aptiv will assume all of Aptiv PLC’s obligations under each Credit Agreement as the “parent entity” thereunder. In addition, New Aptiv is expected to (i) enter into a supplemental indenture to each Indenture pursuant to which New Aptiv will guarantee the Notes and (ii) enter into a guarantee joinder relating to each Credit Agreement pursuant to which New Aptiv will guarantee the obligations under each Credit Agreement. Following the Reorganization, Aptiv Swiss Holdings will replace Aptiv PLC as an obligor under the Credit Agreements and the Notes, and New Aptiv will be a guarantor under the Credit Agreements (and will act as the “parent entity” thereunder) and the Indentures. The Reorganization is permitted under the Credit Agreements subject to satisfaction of certain conditions precedent as more particularly set forth therein, which are not expected to materially impact the Reorganization as described herein.

We refer to the foregoing transactions, including the steps of the Transaction and the Merger, as the “Reorganization.”

The following diagram shows the structure of Aptiv PLC before and after the Reorganization. The diagram does not reflect any of the other legal entities owned by Aptiv PLC.

As of October 31, 2024, there were 235,035,739 Company Shares outstanding. In addition, as of October 31, 2024, there were 32,777,116 Company Shares reserved for issuance pursuant to outstanding equity awards and Aptiv PLC’s Long-Term Incentive Plan.

After the Transaction, you will continue to own an interest in a parent company that will continue to conduct the same business operations as conducted by Aptiv PLC before the Transaction. The number of shares you will own in New Aptiv will be the same as the number of shares you owned in Aptiv PLC immediately prior to the Transaction, and your relative economic interest in Aptiv will remain unchanged.

Upon completion of the Reorganization, we will remain subject to SEC reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of the NYSE, and we will continue to report New Aptiv’s consolidated financial results in U.S. dollars and in accordance with U.S. GAAP.

Reasons for the Reorganization

Our board of directors has determined that it is in the best interests of Aptiv and its shareholders to establish New Aptiv as our new publicly listed parent company, which will be resident for tax purposes in Switzerland, and that doing so would result in substantial benefits, including the following:

•

aligning the tax residency of our publicly listed parent company with the Swiss tax residency of Aptiv Technologies AG, our Swiss subsidiary that earns substantial returns for assembling, developing, managing and maintaining Aptiv’s portfolio of intellectual property;

•	improving the efficiency of intergroup cash management and financing as a result of Switzerland’s tax participation exemption and holding company interest deductibility provisions;

•	accessing increased relocation incentives offered by the Swiss canton of Schaffhausen;

•

availing ourselves of Switzerland’s stable and business-friendly environment, which is expected to be especially beneficial in the face of risks that European Union rules become more restrictive in areas like tax (including the EU’s implementation of Pillar 2), trade and potential government support; and

•	taking advantage of Switzerland’s strong network of treaties and trade arrangements, which make it a favorable base for global expansion and investments.

We believe that our publicly listed parent company should remain organized in Jersey given the flexible nature of Jersey corporate law. We believe that it is in the best interests of Aptiv and its shareholders to establish a new parent company, New Aptiv, rather than to undertake another form of transaction.

We cannot assure you that the anticipated benefits of the Reorganization will be realized. In addition to the potential benefits described above, the Reorganization will expose you and us to some risks. These risks include the following: the market for the New Aptiv Shares may differ from the market for Company Shares; the Reorganization may not allow us to maintain a competitive worldwide effective corporate tax rate; legislative and regulatory action could materially and adversely affect us; we will be subject to various Swiss taxes as a result of the Reorganization; if the Court does not approve the Scheme, Aptiv PLC will not have the ability to effect the Reorganization; following the completion of the Reorganization, it is possible that we will be removed from the S&P 500 stock index and other indices, which could have an adverse impact on our share price; the Reorganization will result in additional direct and indirect costs, even if the Reorganization is not completed; and we may choose to abandon or delay the Transaction. Please see the discussion under “Risk Factors.” Our Board has considered both the potential advantages of the Reorganization and these risks and has unanimously approved the Scheme and recommended that the shareholders vote for the Scheme.

Tax Considerations

For U.S. federal income tax purposes, the Transaction and the Merger are intended to be treated as parts of an integrated series of transactions that will qualify as a “reorganization” for U.S. federal income tax purposes. Assuming the correctness of the foregoing, U.S. Holders (as defined in “Material Tax Considerations—Material U.S. Federal Income Tax Considerations” beginning on page 47 of this Proxy Statement) will not recognize any gain or loss for U.S. federal income tax purposes solely as a result of the Transaction. Please see “Material Tax Considerations—Material U.S. Federal Income Tax Considerations” beginning on page 47 of this Proxy Statement.

The tax consequences described above may not apply to all holders of Aptiv PLC’s shares. Your tax consequences will depend on your own situation. You should consult your tax adviser to determine the particular tax consequences of the Reorganization to you.

Please refer to “Material Tax Considerations” for a description of the material U.S. federal income tax consequences, Jersey tax consequences, Irish tax consequences, and Swiss tax consequences of the Reorganization to New Aptiv and Aptiv PLC shareholders.

Rights of Shareholders

The rights and attributes of Company Shares and New Aptiv Shares will be the same, except that, under New Aptiv’s Memorandum and Articles of Association, rights that attach to a specific class of shares, such as voting or dividend rights, may be amended by an ordinary resolution (which requires a simple majority of shareholders present and voting) rather than a special resolution (which requires a two-thirds majority of shareholders present and voting). See “Description of New Aptiv Shares” and “Rights of Shareholders and Powers of the Board of Directors.” Copies of forms of New Aptiv’s Memorandum and Articles of Association as they will be in effect after the Transaction are attached to this Proxy Statement as Annex A.

Stock Exchange Listing

We expect that, immediately following the Transaction Time, the New Aptiv Shares will be listed on the NYSE under the symbol “APTV,” the same symbol under which your shares are currently listed.

Court Sanction of the Scheme

We cannot complete the Reorganization without the sanction by the Court of the Scheme. Subject to the ordinary shareholders of Aptiv PLC approving the Scheme Proposal, the Court Hearing will be required to seek the sanction of the Scheme. At the Court Hearing, the Court may impose such conditions as it deems appropriate in relation to the Scheme but may not impose any material changes without the joint consent of Aptiv PLC and New Aptiv. Aptiv PLC may, subject to U.S. securities law constraints, consent to any modification of the Scheme on behalf of the shareholders which the Court may think fit to approve or impose. In determining whether to exercise its discretion and sanction the Scheme, the Court will determine, among other things, whether the Scheme is fair to Aptiv PLC’s ordinary shareholders.

Market Price and Dividend Information

On October 14, 2024, the last trading day before the public announcement of the Transaction, the closing price of the Company Shares on the NYSE was $71.09 per share. On November 5, 2024, the most recent practicable date before the date of this Proxy Statement, the closing price of the Company Shares was $55.24 per share. During the year ended December 31, 2023, and the nine months ended September 30, 2024, respectively, we did not pay any cash dividends to holders of our ordinary shares.

No Appraisal Rights

Under Jersey law, the shareholders of Aptiv PLC do not have any right to an appraisal of the value of their shares or payment for them in connection with the Transaction.

Accounting Treatment of the Transaction

Under U.S. GAAP, the Transaction represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Aptiv PLC will be reflected at their historical carrying amounts in the accounts of New Aptiv at the Transaction Time.

Record Times and Quorum Requirements

Record Times

Company shareholders who beneficially own Company Shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) and whose interests in Company Shares are held in

“street name” by a broker, bank, trust or other nominee as of the Beneficial Holder Record Time (the close of business (Eastern time) on October 31, 2024) will be entitled to receive notice of and to direct his, her or its broker, bank, trust or other nominee how to vote such beneficially held shares at the Court Meeting and the Extraordinary General Meeting.

Shareholders of record whose names appear on the register of Aptiv as of the Voting Record Time (6:00 p.m. (Jersey time) on November 27, 2024) are entitled to attend and vote at the Special Meetings or they may appoint another person or persons, whether a shareholder of Aptiv or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Special Meetings.

This Proxy Statement is dated November 6, 2024, and is first being mailed to Company shareholders on or about November 8, 2024.

Quorum

A “quorum” must be present for either Special Meeting to be held. A “quorum” for the Court Meeting is 2 Scheme Shareholders present in person or by proxy as the Chair may determine. Pursuant to the Memorandum and Articles of Association of the Company, a “quorum” for the Extraordinary General Meeting is at least one (1) or more persons present in person and collectively representing, in person or by proxy, more than 50% of the total issued Company Shares. If a quorum is not present, the applicable Special Meeting may be adjourned from time to time until a quorum is obtained. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum in respect of the proposals.

Recommendation of the Board

The Board recommends that Company shareholders vote:

•	“FOR” the Scheme Proposal;

•	“FOR” the Scheme and Articles Amendment Proposal; and

•	“FOR” the Merger Proposal.

Required Vote

The Scheme requires approval of: (a) a majority in number of the Company shareholders of record as of the Voting Record Time that are present and voting (in person or by proxy) and (b) at least 75% of the votes cast by the Company shareholders present and voting (in person or by proxy).

The Company Shareholder Proposals are “special resolutions” requiring approval of at least two-thirds (2/3) of the votes cast by Company shareholders present and voting (in person or by proxy) at the Extraordinary General Meeting.

Proxies

General. One proxy card for each Special Meeting is being sent to each shareholder as of the applicable record time. If you properly received a proxy card, you may grant a proxy to vote on the proposals by marking your proxy card appropriately, executing it in the space provided, dating it and returning it to us. If you hold your shares beneficially in the name of a broker, you should follow the instructions provided by your broker when voting your shares. If you have timely submitted a properly executed proxy card or properly appointed your proxy and provided your voting instructions on the Internet or by telephone, your shares will be voted as indicated.

Revocation. If you are a shareholder of record, you may revoke your proxy before it is voted at the Court Meeting or before your proxy is voted at the Extraordinary General Meeting by:

•	signing and returning by mail a valid form of proxy for the applicable Special Meeting with a later date so that it is received by 11:59 p.m. (Eastern time) on November 29, 2024;

•

before the applicable Special Meeting, provide written notice that you have revoked your proxy for the applicable Special Meeting to the Company’s Assistant Corporate Secretary, as applicable, so that it is received by 11:59 p.m. (Eastern time) on November 29, 2024 at the following address: 5 Hanover Quay, Dublin 2, Ireland D02 VY79;

•	submitting your voting instructions again by telephone or over the internet by following the instructions provided in the applicable form of proxy; or

•

attending the applicable Special Meeting and voting at the meeting. Simply attending the applicable Special Meeting, however, will not revoke your proxy or change your voting instructions; you must vote by poll at the applicable Special Meeting to change your vote.

If you are a beneficial holder with shares held in “street name” by a broker, bank, trust or other nominee, you should follow the instructions of your broker, bank, trust or other nominee regarding the revocation of proxies.

Selected Historical Financial and Other Data

The following tables set forth selected historical consolidated financial data and other data for Aptiv PLC. Our fiscal year ends on December 31.

The selected consolidated financial data as of September 30, 2024 and for the nine months ended September 30, 2024, and September 30, 2023 presented in this table have been derived from our unaudited condensed consolidated financial statements and related notes included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, (the “Quarterly Report”). The selected consolidated financial data as of December 31, 2023 and 2022, and for the years ended December 31, 2023, 2022 and 2021, presented in this table have been derived from our audited consolidated financial statements and related notes included in our Annual Report on Form 10-K for the year ended December 31, 2023, as amended (the “Annual Report”).

The selected historical financial and other data presented below should be read in conjunction with the financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report and Quarterly Report and other financial information incorporated by reference in this Proxy Statement. Results of operations for the nine months ended September 30, 2024, may not be indicative of the results of operations that may be achieved for the entire year. In addition, the historical financial information may not be indicative of the Company’s future performance.

We have included no data for New Aptiv because this entity was not in existence during any of the periods shown below.

	Nine Months Ended September 30,		Year Ended December 31,
	2024	2023	2023	2022	2021
	(dollars in millions)
Statements of operations data:
Net sales	$14,806	$15,132	$20,051	$17,489	$15,618
Depreciation and amortization	$719	$666	$912	$762	$773
Operating income	$1,363	$1,204	$1,559	$1,263	$1,189
Interest expense	$(230)	$(214)	$(285)	$(219)	$(150)
Net income	$1,535	$2,047	$2,966	$590	$609
Other financial data:
Capital expenditures	$(664)	$(703)	$(906)	$(844)	$(611)
Adjusted operating income (1)	$1,743	$1,527	$2,127	$1,585	$1,378
Net cash provided by operating activities	$1,386	$1,272	$1,896	$1,263	$1,222
Net cash used in investing activities	$(1,084)	$(795)	$(1,002)	$(5,182)	$(729)
Net cash (used in) provided by financing activities	$(888)	$(201)	$(807)	$2,359	$(191)

	As of September 30, 2024	As of December 31, 2023	As of December 31, 2022
	(dollars in millions)	(dollars in millions)
Balance sheet data:
Cash and cash equivalents	$1,054	$1,640	$1,531
Total assets	$24,766	$24,427	$21,884
Total debt	$9,540	$6,213	$6,491
Shareholders’ equity	$9,099	$11,745	$8,998

(1)

Adjusted operating income represents net income before interest expense, other income (expense), net, income tax (expense) benefit, equity income (loss), net of tax, amortization, restructuring, other acquisition and portfolio project costs (which includes costs incurred to integrate acquired businesses and to plan and execute product portfolio transformation actions, including business and product acquisitions and divestitures), asset impairments and other related charges, compensation expense related to acquisitions and gains (losses) on business divestitures and other transactions.

Adjusted operating income is presented as a supplemental measure of the Company’s financial performance which management believes is useful to investors in assessing the Company’s ongoing financial performance that, when reconciled to the corresponding U.S. GAAP measure, provides improved comparability between periods through the exclusion of certain items that management believes are not indicative of the Company’s core operating performance and which may obscure underlying business results and trends. Our management utilizes adjusted operating income in its financial decision making process, to evaluate performance of the Company and for internal reporting, planning and forecasting purposes. Management also utilizes adjusted operating income as the key performance measure of segment income or loss, and for planning and forecasting purposes to allocate resources to our segments, as management also believes this measure is most reflective of the operational profitability or loss of our operating segments. Adjusted operating income should not be considered a substitute for results prepared in accordance with U.S. GAAP and should not be considered an alternative to net income attributable to the Company, which is the most directly comparable financial measure to adjusted operating income that is prepared in accordance with U.S. GAAP. Adjusted operating income, as determined and measured by the Company, should also not be compared to similarly titled measures reported by other companies.

The reconciliation of adjusted operating income to operating income includes, as applicable, amortization, restructuring, other acquisition and portfolio project costs (which includes costs incurred to integrate acquired businesses and to plan and execute product portfolio transformation actions, including business and product acquisitions and divestitures), asset impairments and other related charges, compensation expense related to acquisitions and gains (losses) on business divestitures and other transactions. The reconciliations of adjusted operating income to net income attributable to the Company are as follows:

	Nine Months Ended September 30,		Year Ended December 31,
	2024	2023	2023	2022	2021
	(dollars in millions)
Net income attributable to ordinary shareholders	$1,519	$2,004	$2,909	$531	$527
Mandatory convertible preferred share dividends	—	29	29	63	63

Net income attributable to Aptiv	$1,519	$2,033	$2,938	$594	$590

Interest expense	230	214	285	219	150
Other (income) expense, net	(30)	(36)	(63)	54	129
Gain on Motional transactions	(641)	—	—	—	—
Income tax expense (benefit)	159	(1,248)	(1,928)	121	101
Equity loss, net of tax	110	227	299	279	200
Net income (loss) attributable to noncontrolling interest	18	15	28	(3)	19
Net loss attributable to redeemable noncontrolling interest	(2)	(1)	—	(1)	—

Operating income	$1,363	$1,204	$1,559	$1,263	$1,189
Amortization	159	177	233	149	148
Restructuring	125	81	211	85	24
Other acquisition and portfolio project costs	66	45	80	26	15
Asset impairments	17	—	18	8	2
Compensation expense related to acquisitions	13	20	26	—	—
Other charges related to Ukraine/Russia conflict	—	—	—	54	—

Adjusted operating income	$1,743	$1,527	$2,127	$1,585	$1,378

Unaudited Summary Pro Forma Financial Information

Pro forma financial statements for New Aptiv are not presented in this Proxy Statement because no significant pro forma adjustments are required to be made to the historical statements of operations and comprehensive income and balance sheets of Aptiv PLC for the nine months ended and as of September 30, 2024, and to the historical statements of operations and comprehensive income and balance sheets of Aptiv PLC for the year ended and as of December 31, 2023. Those financial statements are included in Aptiv PLC’s Quarterly Report and Annual Report, respectively.

RISK FACTORS

Before you decide how to vote on the matters described in this Proxy Statement, you should consider carefully the following risk factors, in addition to the other information contained in this Proxy Statement and the documents incorporated by reference, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent filings with the SEC.

The market for the New Aptiv Shares may differ from the market for the Company Shares.

We intend to list the New Aptiv Shares on the NYSE under the symbol “APTV,” the same trading symbol under which Company Shares trade. The market price, trading volume or volatility of the New Aptiv Shares could be different from those of the Company Shares.

The Reorganization may not allow us to maintain a competitive worldwide effective corporate tax rate.

We cannot give any assurance as to what our effective tax rate will be after the Reorganization because of, among other things, uncertainty regarding the application of the tax laws and policies of the jurisdictions where we operate. Our actual effective tax rate may vary from this expectation, and that variance may be material. Additionally, the tax laws of Switzerland and other jurisdictions could change in the future, and such changes could cause a material change in our effective tax rate.

Legislative and regulatory action could materially and adversely affect us.

Our tax position could be adversely impacted by changes in the tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof by any tax authority. For example, legislative action may be taken by the U.S. Congress which, if ultimately enacted, could override tax treaties upon which we rely or could broaden the circumstances under which we would be considered a U.S. resident, which could materially and adversely affect our effective tax rate and cash tax position. We cannot predict the outcome of any specific legislative proposals. If proposals were enacted that had the effect of limiting our ability to take advantage of the tax treaties between Switzerland and other jurisdictions (including the U.S.), we could be subjected to increased taxation. In addition, any future amendments to the current income tax treaties between Switzerland and the other jurisdictions (including the U.S.) could subject us to increased taxation.

We will be subject to various Swiss taxes as a result of the Reorganization.

We will be subject to additional corporate income and annual capital taxes in Switzerland as a result of the Reorganization. Switzerland imposes a corporate income tax on holding companies at the federal, cantonal and communal levels. The overall (federal, cantonal, communal) effective corporate income tax rate may vary, but amounts to a maximum of approximately 15 percent in 2024 in Schaffhausen, Switzerland, depending on the amount of taxable net profit and respective cantonal/communal multiplier. However, we will be entitled to a “participation relief” that can effectively eliminate Swiss corporate income taxation on qualifying dividend income from subsidiaries and capital gains on the disposal of qualifying participations in subsidiaries.

New Aptiv will have to withhold a 35% Swiss withholding tax on gross dividend payment amounts and share repurchases, unless such dividend payment or share repurchase is made out of qualifying capital contribution reserves (“Reserven aus Kapitaleinlagen”). In a tax ruling obtained by New Aptiv, the competent Swiss federal tax authority confirmed that the Transaction will allow for the creation of such qualifying capital contribution reserves (“Reserven aus Kapitaleinlagen”). New Aptiv expects to create qualifying capital contribution reserves in an amount equal to approximately $30 billion at the New Aptiv level (which would be subject to formal confirmation by the Swiss federal tax authority after the completion of the Transaction). New Aptiv expects to pay distributions to shareholders out of such reserves, and as a result, any such distributions to shareholders would be exempt from the Swiss withholding tax. However, there can be no assurance that the

Swiss withholding rules will not be changed in the future. Further, the amount of qualifying capital contribution reserves (“Reserven aus Kapitaleinlagen”) may be depleted over time as New Aptiv uses such reserves for distributions to shareholders or share repurchases. If New Aptiv is unable to make a distribution out of qualifying capital contribution reserves (“Reserven aus Kapitaleinlagen”), then any dividends paid by New Aptiv and share repurchases will generally be subject to a Swiss withholding tax at a rate of 35%.

We will also be subject to a Swiss issuance stamp tax levied at a rate of 1 percent on the fair value of share issuances and increases of our equity, other than in connection with qualifying restructurings like the Reorganization. In addition, New Aptiv will be subject to some other Swiss indirect taxes (e.g., VAT and Swiss securities transfer stamp tax).

If the Court does not sanction the Scheme, Aptiv PLC will not have the ability to effect the Reorganization.

We cannot proceed with the Reorganization unless the Court sanctions the Scheme after conducting the Court Hearing. Assuming that the Court Meeting is conducted in accordance with the order of the Court and that the requisite majority of shareholders approve the Scheme Proposal, we are not aware of any reason why the Court would not sanction the Scheme. Nevertheless, the sanction of the Court to the Scheme is a matter for its discretion and there can be no assurance if or when such sanction will be obtained.

If the Court does not sanction the Scheme, Aptiv PLC will be unable to effect the Reorganization as contemplated under the Scheme (even if the requisite shareholders have approved the Scheme). In addition, the Court may impose such conditions, modifications or amendments as it deems appropriate in relation to the Scheme, but may not impose any material changes without the joint consent of Aptiv PLC and New Aptiv. If such conditions, modifications or amendments are imposed, Aptiv PLC will be unable to effect the Reorganization without amending the Scheme, which, depending on the nature of such conditions, modifications or amendments, might require new shareholder approvals.

Following the completion of the Reorganization, it is possible that we will be removed from the S&P 500 stock index and other indices, which could have an adverse impact on our share price.

Company Shares are currently a component of the S&P 500 stock index and other indices. Based on current S&P guidelines, we believe that New Aptiv Shares will continue to meet S&P criteria for inclusion in the S&P 500 stock index upon completion of the Reorganization. Nonetheless, S&P retains discretion to determine whether the New Aptiv Shares should continue as a component of the S&P 500 stock index upon the completion of the Reorganization.

We expect that S&P will determine whether the New Aptiv Shares qualify for inclusion in the S&P 500 stock index shortly following the Reorganization. If the New Aptiv Shares were not included as a component of the S&P 500 stock index or other indices or if we no longer meet the qualifications of such indices, institutional investors that are required to track the performance of the S&P 500 stock index or such other indices or the funds that impose those qualifications would potentially be required to sell their New Aptiv Shares, which could adversely affect the price thereof.

The Reorganization will result in additional direct and indirect costs, even if the Reorganization is not completed.

Although we do not expect these costs to be material, we will incur additional direct costs as a result of the Reorganization. We have incurred attorneys’ fees and accountants’ fees in connection with a reorganization of the Company’s subsidiaries in preparation for the Reorganization. In addition, we expect to incur attorneys’ fees, accountants’ fees, filing fees, mailing expenses and financial printing expenses in connection with the Reorganization, even if the Scheme is not approved or completed. The Reorganization also may negatively affect us by diverting attention of our management and employees from our operating business during the period of implementation and by increasing other administrative costs and expenses.

We may choose to abandon or delay the Transaction.

We may abandon or delay the Transaction at any time prior to the Scheme becoming effective by action of our Board, even after the Special Meetings and the sanction of the Court. While we currently expect the Transaction to take place as soon as practicable after obtaining shareholder approval of the Scheme at the Court Meeting, our Board may delay the Transaction for a significant time or may abandon the Transaction after the Special Meetings because, among other reasons, of an increase in our estimated cost of the Transaction or a determination by the Board that the Transaction is no longer in the best interests of the Aptiv shareholders or may not result in the benefits we expect. Please see “The Reorganization—Amendment, Termination or Delay.”

FORWARD-LOOKING STATEMENTS

We have made forward-looking statements in this Proxy Statement and the documents incorporated by reference in this Proxy Statement that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “should” or the negative of these terms or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements.

The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, our ability to obtain approval of the Company’s shareholders and the Court for, and to satisfy the other conditions to, the Reorganization on the expected time frame or at all; our ability to realize the expected benefits from the Reorganization; the occurrence of difficulties in connection with the Reorganization; any unanticipated costs in connection with the Reorganization; global and regional economic conditions, including conditions affecting the credit market; global inflationary pressures; uncertainties created by the conflict between Ukraine and Russia, and its impacts to the European and global economies and our operations in each country; uncertainties created by the conflicts in the Middle East and their impacts on global economies; fluctuations in interest rates and foreign currency exchange rates; the cyclical nature of global automotive sales and production; the potential disruptions in the supply of and changes in the competitive environment for raw material and other components integral to the Company’s products, including the ongoing semiconductor supply shortage; the Company’s ability to maintain contracts that are critical to its operations; potential changes to beneficial free trade laws and regulations, such as the United States-Mexico-Canada Agreement; changes to tax laws; future significant public health crises; the ability of the Company to integrate and realize the expected benefits of recent transactions; the ability of the Company to attract, motivate and/or retain key executives; the ability of the Company to avoid or continue to operate during a strike, or partial work stoppage or slow down by any of its unionized employees or those of its principal customers; and the ability of the Company to attract and retain customers.

The above factors are in addition to those factors discussed under “Risk Factors” and “The Reorganization—Background and Reasons for the Reorganization” and elsewhere in this Proxy Statement, as well as those in the documents that we incorporate by reference into this Proxy Statement (including, without limitation, the “Risk Factors” section of our Annual Report and subsequent SEC filings). There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. We expressly disclaim any obligation to update these forward-looking statements other than as required by law.

PART 1—THE TRANSACTION AND THE SPECIAL MEETINGS

THE SPECIAL MEETINGS OF COMPANY SHAREHOLDERS

Overview

This Proxy Statement is being provided to Company shareholders as part of a solicitation of proxies by the Board for use at the Special Meetings of Company shareholders referred to below and at any adjournment or postponement of such meetings. This Proxy Statement is being furnished to Company shareholders on or about November 6, 2024. This Proxy Statement provides Company shareholders with information they need to be able to vote or instruct their vote to be cast at the Special Meetings.

Time, Place, Date and Purpose of the Special Meetings

Court Meeting

The Court Meeting, which will be held at Aptiv PLC’s offices at 100 Northern Ave, Boston Massachusetts 02210, has been convened for December 2, 2024 at 1:00 p.m. (Eastern time). At the Court Meeting, the Company shareholders will be asked to vote to approve the Scheme Proposal.

Extraordinary General Meeting

Aptiv has also convened an Extraordinary General Meeting of shareholders to be held at Aptiv PLC’s offices at 100 Northern Ave, Boston Massachusetts 02210 on December 2, 2024 at 1:15 p.m. (Eastern time), or, if the Court Meeting has not concluded by 1:15 p.m. (Eastern time), as soon as possible after the conclusion of the Court Meeting. At the Extraordinary General Meeting, the Company shareholders will be asked to vote to approve the Scheme and Articles Amendment Proposal and the Merger Proposal.

Attendance

Attendance at the Court Meeting and the Extraordinary General Meeting is limited to Company shareholders of record as of the Voting Record Time. Shareholders of record are entitled to vote at the Court Meeting and the Extraordinary General Meeting or they may appoint another person or persons, whether a shareholder of Aptiv or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Court Meeting and the Extraordinary General Meeting.

Company shareholders who beneficially own Company Shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) and whose interests in Company Shares are held in “street name” by a broker, bank, trust or other nominee as of the Beneficial Holder Record Time (the close of business (Eastern time) on October 31, 2024) will be entitled to direct his, her or its broker, bank, trust or other nominee how to vote such beneficially held shares at the Court Meeting and the Extraordinary General Meeting. Only a broker, bank, trust or other nominee of a beneficial holder can vote such beneficially held shares and the vote cannot be cast unless such beneficial holder provides instructions to such broker, bank, trust or other nominee, or obtains a legal proxy from such broker, bank, trust or other nominee, which entitles such beneficial holder to vote such shares as a proxy for the shareholder of record. To register to attend the Special Meetings and vote during the meeting, beneficial holders must request a legal proxy from their broker, bank, trust or other nominee. Requests for registration must be received no later than 5:00 p.m. (Eastern time) on November 22, 2024 in order to ensure timely registration.

Proposals

Court Meeting: Company shareholders entitled to vote at the Court Meeting are being asked to consider the following proposal to approve the Scheme:

1.	Resolution: To approve the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Court.

Extraordinary General Meeting: Company shareholders entitled to vote at the Extraordinary General Meeting are also being asked to consider and authorize and approve, as applicable, the following related proposal to effect the Scheme:

1.

Resolution #1: To authorize the directors of Aptiv to take all such actions as they consider necessary or appropriate for carrying the Scheme into effect and to amend the articles of association of Aptiv so that any Company Shares that are issued on or after the Voting Record Time (as defined in the Scheme) to persons other than New Aptiv or its nominees will either be subject to the terms of the Scheme or immediately and automatically acquired by New Aptiv and/or its nominee(s) for the Scheme consideration of New Aptiv Shares.

2.

Resolution #2: To approve, subject to and conditional upon the Scheme becoming effective, the form of merger agreement that it is proposed be entered into between Aptiv PLC and Aptiv Swiss Holdings Limited (the “Merger Agreement”) and that states, among other things, the terms and means of effecting a proposed merger of those parties under Article 18B (Mergers) of the Companies Law be hereby approved for all purposes, including (without limitation) for the purposes of Article 127F(1) of the Companies Law; and the directors of Aptiv PLC (or a duly authorized committee thereof) be and are authorized to take all such action as they may consider necessary or desirable for the implementation of the Merger pursuant to the terms and subject to the conditions contained in the Merger Agreement.

Record Time; Outstanding Company Shares; Company Shares Entitled to Vote

Only beneficial holders of Company Shares as of the Beneficial Holder Record Time will be entitled to receive notice of and to direct their brokers, banks, trusts or other nominees how to vote such beneficially held shares at the Special Meetings, or any adjournment or postponement thereof. Only shareholders of record as of the Voting Record Time will be entitled to vote at the Special Meetings or any adjournment or postponement thereof (in person or by proxy). As of October 31, 2024, there were 235,035,739 Company Shares outstanding. Each outstanding Company share is entitled to one vote on each proposal and any other matter properly coming before the Special Meetings.

Quorum

Two or more Scheme Shareholders that are present (in person or by proxy) will constitute a quorum for the Court Meeting. One or more Company shareholders that are present (in person or by proxy) representing a majority of the voting power of Aptiv will constitute a quorum for the Extraordinary General Meeting. Aptiv does not currently hold any Company Shares in treasury (although any such shares would not be included in the calculation of the number of Company Shares present at the Special Meetings for purposes of determining a quorum in any event). The Company’s inspector of election intends to treat as “present” for these purposes shareholders who have submitted, properly executed or if applicable, transmitted proxies with respect to the Extraordinary General Meeting that are marked “abstain.” The Company’s inspector of election will also treat as “present” shares held in “street name” by brokers that are voted by such brokers that have not been directed by the beneficial owners to vote on any resolution in any particular manner.

Company Share Ownership and Voting by Aptiv Directors and Officers

As of October 28, 2024, the full Board and named executive officers had the right to vote, in the aggregate, 908,597 of the then-outstanding Company Shares at the Special Meetings representing less than one percent of the Company Shares then outstanding and entitled to vote at the Court Meeting and less than one percent of the Company Shares then outstanding and entitled to vote at the Extraordinary General Meeting. Board members and named executive officers who are shareholders of Aptiv intend to vote “FOR” the Scheme at the Court Meeting, and “FOR” the Scheme and Articles Amendment Proposal and the Merger Proposal at the Extraordinary General Meeting.

Vote Required; Recommendation of the Board

Court Meeting

Proposal to approve the Scheme: Company shareholders are being asked to vote on a proposal to approve the Scheme at the Court Meeting. As set out in full under the section entitled “Part 2—Explanatory Statement—4. Court Meeting and Extraordinary General Meeting” beginning on page 69, the Scheme Proposal requires the approval by (a) a majority in number of the Company shareholders of record as of the Voting Record Time that are present and voting (in person or by proxy) at the Court Meeting (or at any adjournment or postponement of such meeting) and (b) at least 75% of the votes cast by the Company shareholders present and voting (in person or by proxy).

The vote required to approve the Scheme Proposal at the Court Meeting is based on votes properly cast at the meeting. In accordance with Jersey law, Company shareholders will not be permitted to abstain with respect to the Scheme Proposal. Broker non-votes are not considered votes properly cast and will have no effect on such proposal.

The Transaction is conditioned on approval of the Scheme at the Court Meeting.

The Board recommends that Company shareholders vote “FOR” the proposal to approve the Scheme at the Court Meeting.

Extraordinary General Meeting

The following resolutions are proposed to be voted on at the Extraordinary General Meeting:

Special Resolutions:

1.

Authorize the directors of Aptiv to take all such actions as they consider necessary or appropriate for carrying the Scheme into effect; to amend the articles of association of Aptiv so that any Company Shares that are issued on or after the Voting Record Time to persons other than New Aptiv or its nominees will either be subject to the terms of the Scheme or immediately and automatically acquired by New Aptiv and/or its nominee(s) for the Scheme consideration of New Aptiv Shares; subject to and conditional upon the Scheme becoming effective, to change the name and status of Aptiv.

2.

Subject to and conditional upon the Scheme becoming effective, the form of merger agreement that it is proposed be entered into between Aptiv PLC and Aptiv Swiss Holdings Limited (the “Merger Agreement”) and that states, among other things, the terms and means of effecting a proposed merger of those parties under Article 18B (Mergers) of the Companies Law be hereby approved for all purposes, including (without limitation) for the purposes of Article 127F(1) of the Companies Law; and the directors of Aptiv PLC (or a duly authorized committee thereof) be and are authorized to take all such action as they may consider necessary or desirable for the implementation of the Merger pursuant to the terms and subject to the conditions contained in the Merger Agreement.

At the Extraordinary General Meeting, the requisite approval of each of the resolutions depends on whether it is an “ordinary resolution”, which requires the approval of at least a majority of the votes cast by the holders of Company Shares present and voting (in person or by proxy), or a “special resolution”, which requires the approval of at least two-thirds (2/3) of the votes cast by the holders of Company Shares present and voting (in person or by proxy), in each case, entitled to vote on the subject matter (provided a quorum is present). The Company Shareholder Proposals are “special resolutions” requiring approval of at least two-thirds (2/3) of the votes cast by Company shareholders present and voting (in person or by proxy) at the Extraordinary General Meeting.

The votes required to approve the Company Shareholder Proposals are based on votes properly cast at the Extraordinary General Meeting. Because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, will have no effect on the Company Shareholder Proposals.

A broker non-vote generally occurs when a broker, bank, trust or other nominee holding shares on your behalf does not vote on a proposal because the broker, bank, trust or other nominee has not received your voting instructions and lacks discretionary power to vote the shares. Broker non-votes, if any, will be counted for the purpose of determining whether a quorum is present at the Special Meetings.

After careful consideration, the Board has (i) approved and declared advisable the Scheme and the Merger, and (ii) declared that it is in the best interests of Company shareholders that Aptiv consummate the Scheme and the Merger.

The Board recommends that Company shareholders vote “FOR” the proposals to approve each of the resolutions.

Voting Your Company Shares

Company shareholders whose names appear in the register of shareholders of Aptiv are considered shareholders of record and are entitled to attend and vote at the Special Meetings or they may appoint another person or persons, whether a shareholder of Aptiv or not, as their proxy or proxies, to exercise all or any of their rights to attend and vote at the Special Meetings. Aptiv recommends that you submit your proxy even if you plan to attend either or both Special Meetings. If you vote by proxy, you may change your vote, among other ways, if you attend and vote at either or both Special Meetings. Only shareholders of record as of the Voting Record Time will have the right to attend and vote at the Special Meetings.

If you are a shareholder of record, you may use the forms of proxy that you receive to tell the persons named as proxies how to vote your Company Shares.

If you properly complete, sign and date your form of proxy, your Company shares will be voted in accordance with your instructions. The named proxies will vote all Company shares at the Special Meeting for which proxies have been properly submitted and not revoked. If you sign and return your forms of proxy appointing the individuals referred to on the forms of proxy as your proxy but do not mark your forms to tell the proxy how to vote on a proposal, your shares will be voted in respect of such proposal at the discretion of the named proxies.

Company shareholders of record may also vote by telephone at 1-800-690-6903 or over the internet at www.proxyvote.com. Voting instructions can be found on the forms of proxy you received for the Special Meetings. Either method of submitting a proxy will enable your Company Shares to be represented and voted at the applicable Special Meeting.

Voting Company Shares Held in Street Name

Company shareholders who beneficially own Company Shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) and whose interests in Company Shares are held in “street name” by a broker, bank, trust or other nominee as of the Beneficial Holder Record Time, will be entitled to direct his, her or its broker, bank, trust or other nominee how to vote such beneficially held shares at the Special Meetings following the instructions that the broker, bank, trust or other nominee provides you along with this Proxy Statement. To register to attend the Special Meetings and vote during the meeting, beneficial holders must request a legal proxy from their broker, bank, trust or other nominee. Requests for registration must be received no later than 5:00 p.m. (Eastern time) on November 22, 2024 in order to ensure timely registration.

Your broker, bank, trust or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank, trust or other nominee. Only beneficial owners of Company Shares as of the Beneficial Holder Record Time will have the right to direct their broker, bank, trust or other nominee how to vote such Company Shares.

If you do not provide a signed voting instruction form to your broker, bank, trust or other nominee, your Company Shares will not be voted on any proposal on which the broker, bank, trust or other nominee does not have discretionary authority to vote. This is referred to in this Proxy Statement and in general as a broker non-vote. In these cases, the broker, bank, trust or other nominee will not be able to vote your shares on those matters for which specific authorization is required. Brokers do not have discretionary authority to vote on any of the proposals at either Special Meeting.

Accordingly, if you fail to provide a signed voting instruction form to your broker, bank, trust or other nominee, your shares held through such broker, bank, trust or other nominee will not be voted at either Special Meeting.

YOUR VOTE IS VERY IMPORTANT. SHAREHOLDERS OF RECORD ARE RECEIVING A SINGLE MAILING THAT INCLUDES FORMS OF PROXIES WITH INSTRUCTIONS FOR VOTING AT EACH OF THE COURT MEETING AND THE EXTRAORDINARY GENERAL MEETING. YOU ARE ENCOURAGED TO SUBMIT A FORM OF PROXY (OR VOTE BY TELEPHONE OR OVER THE INTERNET FOLLOWING THE INSTRUCTIONS PROVIDED IN THE FORM OF PROXY) FOR EACH OF THE COURT MEETING AND THE EXTRAORDINARY GENERAL MEETING AS SOON AS POSSIBLE. BENEFICIAL HOLDERS WILL RECEIVE VOTING INSTRUCTIONS APPLICABLE TO EACH SPECIAL MEETING FROM THEIR BROKER, BANK, TRUST OR OTHER NOMINEE. BENEFICIAL HOLDERS SHOULD FOLLOW THE DIRECTIONS PROVIDED BY THEIR BROKER, BANK, TRUST OR OTHER NOMINEE REGARDING HOW TO INSTRUCT SUCH BROKER, BANK, TRUST OR NOMINEE TO VOTE THEIR BENEFICIALLY HELD SHARES.

Revoking Your Proxy

If you are a shareholder of record, you may revoke your proxy before it is voted at the Court Meeting or before your proxy is voted at the Extraordinary General Meeting by:

•	signing and returning by mail a valid form of proxy for the applicable Special Meeting with a later date so that it is received by 11:59 p.m. (Eastern time) on November 29, 2024;

•

before the applicable Special Meeting, provide written notice that you have revoked your proxy for the applicable Special Meeting to the Company’s Assistant Corporate Secretary, as applicable, so that it is received by 11:59 p.m. (Eastern time) on November 29, 2024 at the following address: 5 Hanover Quay, Dublin 2, Ireland D02 VY79;

•	submitting your voting instructions again by telephone or over the internet by following the instructions provided in the applicable form of proxy; or

•

attending the applicable Special Meeting and voting at the meeting. Simply attending the applicable Special Meeting, however, will not revoke your proxy or change your voting instructions; you must vote by poll at the applicable Special Meeting to change your vote.

If you are a beneficial holder with shares held in “street name” by a broker, bank, trust or other nominee, you should follow the instructions of your broker, bank, trust or other nominee regarding the revocation of proxies.

THE REORGANIZATION

The Transaction will result in the establishment of New Aptiv, as our new publicly listed parent Company, which will be tax resident in Switzerland.

As explained in more detail below, the Scheme on which we are asking you to vote will effect the Transaction, which is part of a broader Reorganization.

The Transaction involves several steps, part of which is being implemented by means of a Court-sanctioned Scheme between Aptiv and the Scheme Shareholders under Part 18A of the Companies Law. Implementation of the Scheme requires approval of the Scheme by the Scheme Shareholders at the Court Meeting and the passing of the proposed resolutions at the Extraordinary General Meeting being held in connection with the Scheme. The Scheme also requires the sanction of the Court. The Scheme is set out in full in Part 3 of this Proxy Statement titled “The Scheme of Arrangement”.

The purpose of the Scheme is to provide for New Aptiv to acquire the entire issued and to be issued ordinary share capital of Aptiv. This is to be achieved by New Aptiv acquiring the Scheme Shares held by the Scheme Shareholders as of the Scheme Record Time, in consideration for which New Aptiv will issue, one ordinary share of $0.01 each (“New Aptiv Share”) to the Scheme Shareholders in exchange for each Scheme Share transferred.

The Scheme requires, among other things, an application by Aptiv to the Court to sanction the Scheme. A scheme of arrangement is a statutory procedure under the Companies Law, pursuant to which the Court may approve an arrangement between Aptiv and its shareholders. In the Scheme, Aptiv will make an initial application to the Court to convene the Court Meeting at which (a) a majority in number of the Company shareholders of record as of the Voting Record Time that are present and voting (in person or by proxy) at the Court Meeting and (b) at least 75% of the votes cast by the Company shareholders present and voting (in person or by proxy) must approve the Scheme by which they will transfer their Company Shares in exchange for New Aptiv Shares. If the Company shareholders so agree by approving the Scheme, subject to the satisfaction or waiver of the conditions set forth in the Scheme, Aptiv will return to the Court to request the Court to sanction the Scheme. Shareholders are entitled to attend to support or oppose the sanction of the Scheme by the Court as described elsewhere in this Proxy Statement. Upon the Scheme becoming effective in accordance with its terms and the Companies Law, it will bind Aptiv and its shareholders.

The Scheme and the Transaction are subject to a number of conditions which are summarized in the section captioned “—Conditions to Consummation of the Transaction.”

Assuming we receive the necessary approvals from the shareholders at the Court Meeting, the Court sanctions the Scheme and the conditions to consummation of the Transaction are satisfied (and we do not abandon the Transaction), we will file the Court Order with the Registrar of Companies in Jersey, at which time the Scheme will be effective. Various steps of the Transaction will occur effectively simultaneously at the Transaction Time, which we anticipate will be after the close of trading on the NYSE on the day the Scheme becomes effective, and before the opening of trading on the NYSE on the next business day.

At the Transaction Time, the following steps will occur effectively simultaneously:

1.	New Aptiv will issue ordinary shares on a one-for-one basis to the holders of Company Shares;

2.	New Aptiv will receive all outstanding Company Shares in exchange for the issuance of the New Aptiv Shares described in step 1; and

3.

all previously outstanding New Aptiv Shares, which prior to the Transaction Time will be held by Aptiv PLC, will be repurchased by New Aptiv and will then be cancelled, in accordance with a resolution passed by Aptiv PLC.

As a result of the Transaction, the holders of Company Shares will become ordinary shareholders of New Aptiv and Aptiv PLC will become a wholly owned subsidiary of New Aptiv. After the Transaction, New Aptiv will be renamed “Aptiv PLC.”

In connection with consummation of the Transaction:

•	New Aptiv will assume Aptiv PLC’s Long-Term Incentive Plan and the existing obligations in connection with awards granted thereunder; and

•

Immediately following effectiveness of the Transaction, Aptiv PLC will effect the Merger by merging with and into Aptiv Swiss Holdings, a wholly owned subsidiary of New Aptiv, with Aptiv Swiss Holdings surviving (please see further details below at “—The Merger”). In connection with the Merger, Aptiv Swiss Holdings will (i) enter into a supplemental indenture to each Indenture pursuant to which Aptiv Swiss Holdings will assume all of Aptiv PLC’s obligations under each series of Aptiv PLC’s outstanding Notes and (ii) enter into an assumption and/or supplement agreement relating to each Credit Agreement pursuant to which New Aptiv will assume all of Aptiv PLC’s obligations under each Credit Agreement as the “parent entity” thereunder. In addition, New Aptiv is expected to (i) enter into a supplemental indenture to each Indenture pursuant to which New Aptiv will guarantee the Notes and (ii) enter into a guarantee joinder relating to each Credit Agreement pursuant to which New Aptiv will guarantee the obligations under each Credit Agreement. Following the Reorganization, Aptiv Swiss Holdings will replace Aptiv PLC as an obligor under the Credit Agreements and the Notes, and New Aptiv will be a guarantor under the Credit Agreements (and will act as the “parent entity” thereunder) and the Indentures. The Reorganization is permitted under the Credit Agreements subject to satisfaction of certain conditions precedent as more particularly set forth therein, which are not expected to materially impact the Reorganization as described herein.

We refer to the foregoing transactions, together with the steps of the Transaction, as the Reorganization.

As of October 31, 2024, there were 235,035,739 Company Shares outstanding. In addition, as of October 31, 2024, there were 32,777,116 Company Shares reserved for issuance pursuant to outstanding equity awards and Aptiv PLC’s Long-Term Incentive Plan.

After the Transaction, you will continue to own an interest in a parent company that will continue to conduct the same business operations as conducted by Aptiv PLC before the Transaction. The number of shares you will own in New Aptiv will be the same as the number of shares you owned in Aptiv PLC immediately prior to the Transaction, and your relative economic interest in Aptiv will remain unchanged.

Upon completion of the Reorganization, we will remain subject to SEC reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of the NYSE, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP.

Background and Reasons for the Reorganization

Our board of directors has determined that it is in the best interests of Aptiv and its shareholders to establish New Aptiv as our new publicly listed parent company, which will be resident for tax purposes in Switzerland and that doing so would result in substantial benefits, including the following:

•

aligning the tax residency of our publicly listed parent company with the Swiss tax residency of Aptiv Technologies AG, our Swiss subsidiary that earns substantial returns for assembling, developing, managing and maintaining Aptiv’s portfolio of intellectual property;

•	improving the efficiency of intergroup cash management and financing as a result of Switzerland’s tax participation exemption and holding company interest deductibility provisions;

•	accessing increased relocation incentives offered by the Swiss canton of Schaffhausen;

•

availing ourselves of Switzerland’s stable and business-friendly environment, which is expected to be especially beneficial in the face of risks that European Union rules become more restrictive in areas like tax (including the EU’s implementation of Pillar 2), trade and potential government support; and

•	taking advantage of Switzerland’s strong network of treaties and trade arrangements, which make it a favorable base for global expansion and investments.

We believe that our publicly listed parent company should remain organized in Jersey given the flexible nature of Jersey corporate law. We believe that it is in the best interests of Aptiv and its shareholders to establish a new parent company, New Aptiv, rather than to undertake another form of transaction.

We cannot assure you that the anticipated benefits of the Reorganization will be realized. In addition to the potential benefits described above, the Reorganization will expose you and us to some risks. These risks include the following: the market for the New Aptiv Shares may differ from the market for Company Shares; the Reorganization may not allow us to maintain a competitive worldwide effective corporate tax rate; legislative and regulatory action could materially and adversely affect us; we will be subject to various Swiss taxes as a result of the Reorganization; if the Court does not approve the Scheme, Aptiv PLC will not have the ability to effect the Reorganization; following the completion of the Reorganization, it is possible that we will be removed from the S&P 500 stock index and other indices, which could have an adverse impact on our share price; the Reorganization will result in additional direct and indirect costs, even if the Reorganization is not completed; and we may choose to abandon or delay the Transaction. Please see the discussion under “Risk Factors.” Our Board has considered both the potential advantages of the Reorganization and these risks and has unanimously approved the Scheme and recommended that the shareholders vote for the Scheme.

Amendment, Termination or Delay

Subject to U.S. securities law constraints, the Scheme may be amended, modified or supplemented at any time before or after its approval by the shareholders of Aptiv PLC at the Court Meeting. However, after adoption, no amendment, modification or supplement may be made or effected that legally requires further approval by Aptiv PLC shareholders without obtaining that approval.

At the Court Hearing, the Court may impose such conditions as it deems appropriate in relation to the Scheme but may not impose any material changes without the joint consent of Aptiv PLC and New Aptiv. Aptiv PLC may, subject to U.S. securities law constraints, consent to any modification of the Scheme on behalf of the shareholders which the Court may think fit to approve or impose.

The Board of Aptiv PLC may terminate the Scheme and abandon the Transaction, or delay the Transaction, at any time prior to the effectiveness of the Scheme without obtaining the approval of Aptiv PLC shareholders, even though the Scheme may have been approved by our shareholders and sanctioned by the Court and all other conditions to the Transaction may have been satisfied.

Unless the Scheme has become effective on or before June 30, 2025 or such later date, if any, as Aptiv PLC may agree and the Court may allow, the Scheme will lapse by its terms and not come into effect.

Conditions to Consummation of the Transaction

The Transaction will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:

•

(i) the approval of the Scheme Proposal at the Court Meeting (or at any adjournment or postponement of such meeting) by (a) a majority in number of the Company shareholders of record as of the Voting Record Time that are present and voting (in person or by proxy) and (b) at least 75% of the votes cast by the Company shareholders present and voting (in person or by proxy) and (ii) the approval of the Scheme and Articles Amendment Proposal and the Merger Proposal at the Extraordinary General Meeting (or at any adjournment or postponement of such meeting) by at least two-thirds (2/3) of the votes cast by the Company shareholders present and voting (in person or by proxy) (collectively, the “Company shareholder approval”);

•

the Scheme shall have been sanctioned by the Court with or without modification (but subject to any non de minimis modification being acceptable to both the Company and New Aptiv acting reasonably and in good faith) and a copy of the Court order shall have been delivered to the Registrar of Companies in Jersey;

•	the New Aptiv Shares to be issued pursuant to the Transaction are authorized for listing on the NYSE, subject to official notice of issuance; and

•

all current and governmental authorizations that are necessary, desirable or appropriate in connection with the Transaction and related transactions are obtained on terms acceptable to Aptiv and are in full force and effect.

Court Sanction of the Scheme

Pursuant to Article 125 of the Companies Law, the Scheme must be sanctioned by the Court.

The Transaction is being implemented by way of Scheme, which requires, among other things, an application by Aptiv to the Court to sanction the Scheme. A scheme of arrangement is a statutory procedure under the Companies Law, pursuant to which the Court may approve an arrangement between Aptiv and its shareholders. In the Scheme, Aptiv will make an initial application to the Court to convene the Court Meeting at which (a) a majority in number of the Company shareholders of record as of the Voting Record Time that are present and voting (in person or by proxy) at the Court Meeting and (b) at least 75% of the votes cast by the Company shareholders present and voting (in person or by proxy) must approve the Scheme by which they will transfer their Company Shares in exchange for New Aptiv Shares.

Prior to the mailing of this Proxy Statement, Aptiv obtained directions from the Court providing for the convening of the Court Meeting and other procedural matters regarding the meeting. A copy of the Court’s directions is attached as Annex B to this Proxy Statement.

If the Company shareholders so agree by approving the Scheme, subject to the satisfaction or waiver of the conditions set forth in the Scheme, Aptiv will return to the Court to request the Court to sanction the Scheme. Shareholders are entitled to attend to support or oppose the sanction of the Scheme by the Court as described elsewhere in this Proxy Statement.

The Scheme is set out in full in “Part 3—The Scheme of Arrangement” of this Proxy Statement. At the Court Meeting, Aptiv ordinary shareholders will be asked to approve the Scheme. If the shareholders approve the Scheme, then Aptiv intends to apply for sanction of the Scheme at the Court Hearing. We encourage you to read the Scheme in its entirety for a complete description of its terms and conditions.

At the Court Hearing, the Court may impose such conditions as it deems appropriate in relation to the Scheme but may not impose any material changes without the joint consent of Aptiv and New Aptiv. Aptiv may, subject to U.S. securities law constraints, consent to any modification of the Scheme on behalf of the shareholders which the Court may think fit to approve or impose. In determining whether to exercise its discretion and sanction the Scheme, the Court will determine, among other things, whether the Scheme is fair to Aptiv’s ordinary shareholders. We expect the Court Hearing to be held on December 13, 2024 10:00 a.m. (Jersey time) at the Court.

Upon the Scheme becoming effective in accordance with its terms and the Companies Law, it will bind Aptiv and its shareholders.

If you are an ordinary shareholder who wishes to appear in person or by counsel at the Court Hearing and present evidence or arguments in support of or opposition to the Scheme, you may do so. In addition, the Court has wide discretion to hear from interested parties. Aptiv PLC will not object to the participation in the Court Hearing by any shareholder who holds shares through a broker. In accordance with its terms, the Scheme will become effective as soon as a copy of the Court Order of sanctioning the Scheme has been delivered to the Registrar of Companies in Jersey as required by the Companies Law. Please see “—Conditions to Consummation of the Transaction” for more information on the conditions to the Transaction.

Once the Scheme is effective, the Court will have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or is connected with the terms of the Scheme or its implementation or out of any action taken or omitted to be taken under the Scheme or in connection with the administration of the Scheme. A shareholder who wishes to enforce any rights under the Scheme after such time must notify Aptiv in writing of its intention at least five business days prior to commencing a new proceeding. After the date on which the Scheme becomes effective (the “Effective Date”), no shareholder may commence a proceeding against New Aptiv or Aptiv in respect of or arising from the Scheme except to enforce its rights under the Scheme where a party has failed to perform its obligations under the Scheme.

When under any provision of the Scheme a matter is to be determined by Aptiv, then Aptiv will have discretion to interpret those matters under the Scheme in a manner that it considers fair and reasonable, and its decisions will be binding on all concerned.

The Merger

If the Merger Proposal is approved by the shareholders of Aptiv, subject to and conditional upon the Scheme becoming effective, on the terms of and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Aptiv PLC, with Aptiv PLC ceasing to exist and Aptiv Swiss Holdings continuing as the surviving entity. Merger Sub will be named “Aptiv Swiss Holdings Limited,” will be a private company, and will be a direct, wholly owned subsidiary of New Aptiv. As a result of the Merger, the separate existence of Aptiv PLC will cease on the date which the last entry on the register of companies in Jersey is made under Article 127FM of the Companies Law in relation to the Merger, and all property, rights, privileges, powers and franchises of Aptiv PLC will vest in Merger Sub on completion of the Merger, and all debts, liabilities and duties of Aptiv PLC will become the debts, liabilities and duties of Merger Sub on completion of the Merger. It is currently expected that the Merger will complete shortly after the Effective Date.

The Merger Agreement

Conditions to the Merger

Under the Merger Agreement, the Merger is conditioned upon:

•

Aptiv PLC having given notice to all of its creditors (if any) in accordance with Article 127FC(1) of the Companies Law and having published the contents of such notice in accordance with Article 127FC(5) of the Companies Law, and each applicable date as set out in Article 127FJ(3) of the Companies Law having passed;

•

Aptiv Swiss Holdings having given notice to all of its creditors (if any) in accordance with Article 127FC(1) of the Companies Law and having published the contents of such notice in accordance with Article 127FC(5) of the Companies Law, and each applicable date as set out in Article 127FJ(3) of the Companies Law having passed;

•	the date as set out in Article 127FJ(3)(a) of the Companies Law having passed (if applicable);

•	the delivery to the registrar of companies in Jersey of all documents required in accordance with Article 127FJ of the Companies Law for the purposes of effecting the Merger;

•

no order by any court or other tribunal of competent jurisdiction will have been entered and will continue to be in effect and no law will have been adopted or be effective, in each case that temporarily or permanently prohibits, enjoins or makes illegal the consummation of the Merger;

•	no suit, action or proceeding will have been brought by any governmental entity, and remain pending, that seeks an order that would prohibit, enjoin or make illegal the consummation of the Merger;

•	all material consents and authorizations of, filings or registrations with, and notices to, any governmental or regulatory authority required to consummate the Merger, have been obtained or made;

•	shareholders of Aptiv PLC will have approved the Merger in accordance with Aptiv PLC’s articles of association and the Companies Law, as further described in this Proxy Statement;

•	shareholders of Aptiv Swiss Holdings will have approved the Merger in accordance with Aptiv Swiss Holdings’ memorandum of association and articles of association and the Companies Law; and

•	the Transaction will have been consummated.

Representations and Warranties

The Merger Agreement contains certain representations and warranties relating to organization and good standing, due authorization and enforceability of the Merger Agreement, in each case, on the part of Aptiv PLC, New Aptiv and Aptiv Swiss Holdings.

Governing Law

The Merger Agreement will be governed by and construed in accordance with the laws of Jersey.

Creditor Notice

In accordance with Article 127FC of the Companies Law, the Company will send, at the same time as this proxy statement, written notice to each of its creditors who, after its directors have made reasonable enquiries, is known to the directors to have a claim against the Company exceeding £5,000.

Regulatory Matters

Other than the delivery to the registrar of companies in Jersey of all documents required in accordance with Article 127FJ of the Companies Law for the purposes of effecting the Merger, we are not aware of any governmental approvals or actions that are required to complete the Merger other than compliance with various portions of Jersey corporate law.

Dissenters’ Rights

Pursuant to Article 127FB of the Companies Law, following the approval by shareholders of Aptiv of the Merger, you have the right to apply to the Royal Court on the grounds that the Merger would unfairly prejudice your interests.

An application to the Royal Court objecting to the Merger may not be made: (i) more than 21 days after the Merger has been approved by the shareholders of Aptiv; or (ii) if you voted in favor of the Merger. The Companies Law does not preclude a member who fails to vote on the Merger from making such an application. In view of this, dissenters and abstainers may bring such an application to court.

On an application to the Royal Court in objection of the Merger, the Royal Court may, if satisfied that such application is well-founded, make an order as it thinks fit for giving relief in respect of the matters companied of. Such order will typically be tailored to the relief sought by the applicant but may include a restraint on the Merger, impose conditions on the Merger or provide for the purchase of the shares of the applicant Aptiv shareholder by other members of Aptiv or Aptiv itself.

Accompanying Documents

In accordance with Article 127F of the Companies Law, this Proxy Statement is accompanied by the following attached hereto as Annex C:

•	a copy of the Merger Agreement;

•	a copy of the notice to creditors in accordance with Article 127FC of the Companies Law;

•

a copy of the certificate signed under Article 127E(5) of the Companies Law, attached hereto as Annex E, certifying that each director of Aptiv PLC has made full inquiry into the affairs of Aptiv PLC and each director reasonably believes that Aptiv PLC is, and will remain until the Merger is completed, able to discharge its liabilities as they fall due; and

•

a copy of the certificate signed under Article 127E(6) of the Companies Law, attached hereto as Annex F, certifying that in the opinion of each person falling within Article 127E(7) of the Companies Law following the Merger, Aptiv Swiss Holdings will be able to continue to carry on business and discharge its liabilities as they fall due: (a) on and immediately after the completion of the Merger; and (b) if later, until 12 months after the signing of this certificate.

Material Interests under Article 127F(2)(a)(v) of the Companies Law

Aptiv PLC

The directors of Aptiv PLC and their share ownership are listed under “Security Ownership of Management and Directors.”

Following the consummation of the Transaction and immediately prior to the Merger, New Aptiv will be the sole shareholder of Aptiv PLC.

Aptiv Swiss Holdings

Two current Aptiv employees, who also serve as directors of various Aptiv subsidiaries, are directors of Aptiv Swiss Holdings.

New Aptiv is, and immediately prior to the Merger will be, the sole shareholder of Aptiv Swiss Holdings.

Federal Securities Law Consequences; Resale Restrictions

The issuance of New Aptiv Shares to Aptiv PLC’s shareholders in connection with the Transaction will not be registered under the Securities Act. Section 3(a)(10) of the Securities Act exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. The issuance of New Aptiv shares in the Scheme will fall within the exemption provided by Section 3(a)(10) of the Securities Act: (i) the New Aptiv Shares will be exchanged for the Company Shares; (ii) in determining whether it is appropriate to sanction the Scheme, the Court will consider at the Court Hearing whether the terms and conditions of the Scheme are fair to Aptiv PLC’s ordinary shareholders; (iii) the Company will advise the Court of the Company’s intent to rely on the Section 3(a)(10) exemption based on the Court’s sanction of the Scheme; (iv) the Court will hold the Court Hearing pursuant to Part 18A of the Company’s Law prior to sanctioning the Scheme and (v) all shareholders of Aptiv PLC will be given adequate notice of, and are entitled to attend and be heard at, the Court Hearing, either in person or through a Jersey advocate, to support or oppose the Scheme.

The New Aptiv Shares issued to Aptiv PLC ordinary shareholders in connection with the Transaction will be freely transferable, except for restrictions applicable under the Securities Act, as follows:

•

Persons who were affiliates of Aptiv PLC at the Transaction Time or were affiliates within 90 days prior to such time will be permitted to resell any New Aptiv Shares they receive pursuant to the Transaction in the manner permitted by Rule 144.

•	Persons whose shares of Aptiv PLC are subject to transfer restrictions under the Securities Act will receive shares of New Aptiv that are subject to the same restrictions.

In computing the holding period of the New Aptiv Shares for the purpose of Rule 144(d), such persons will be permitted to “tack” the holding period of their Company Shares held prior to the Transaction Time.

Persons who may be deemed to be affiliates of Aptiv PLC and New Aptiv for these purposes generally include individuals or entities that control, are controlled by, or are under common control with, Aptiv PLC and New Aptiv, and would generally not include shareholders who are not executive officers, directors or significant shareholders of Aptiv PLC and New Aptiv.

We have not filed a registration statement with the SEC covering any resales of the New Aptiv Shares to be received by Aptiv PLC’s shareholders in connection with the Transaction. New Aptiv will file certain post-effective amendments to existing effective registration statements of Aptiv PLC concurrently with the completion of the Transaction.

Upon consummation of the Transaction, the New Aptiv Shares will be deemed to be registered under Section 12(b) of Exchange Act, by virtue of Rule 12g-3 under the Exchange Act, without the filing of any Exchange Act registration statement.

Effective Date and Transaction Time

Provided that (i) Scheme Shareholders vote in favor of the Scheme Proposal at the Court Meeting by the requisite majority; (ii) Scheme Shareholders vote in favor of the Scheme and Articles Amendment Proposal and the Merger Proposal at the Extraordinary General Meeting by the requisite majority; and (iii) the sanction of the Court is obtained, the Scheme will become effective upon our filing of the Court Order sanctioning the Scheme with the Registrar of Companies in Jersey. Various steps of the Transaction will occur effectively simultaneously at the Transaction Time, which we anticipate will be after the close of trading on the NYSE on the day the Scheme becomes effective, and before the opening of trading on the NYSE on the next business day. We currently expect to complete the Transaction in 2024.

In the event the conditions to the Transaction are not satisfied, the Transaction may be abandoned or delayed, even after approval by our shareholders and the sanction of the Court. In addition, the Transaction may be abandoned or delayed by our Board at any time prior to the Scheme becoming effective, even though the Scheme may have been adopted by our shareholders and sanctioned by the Court and all other conditions to the Transaction may have been satisfied. Please see “—Amendment, Termination or Delay.”

Management of New Aptiv

When the Reorganization is completed, the executive officers and directors of Aptiv immediately prior to the completion of the Reorganization will be the executive officers and directors of New Aptiv. The duration of the terms of office of the directors of New Aptiv, including the date on which they are next subject to reelection at an annual general meeting, will be the same as those applicable to them at that time in respect of their directorships of Aptiv.

Interests of Certain Persons in the Reorganization

No person who has been a director or executive officer of Aptiv at any time since the beginning of the last fiscal year, or any associate of any such person, has any substantial interest in the Reorganization, except for any interest arising from his or her ownership of securities of Aptiv. No such person is receiving any extra or special benefit not shared on a pro rata basis by all other holders of shares of Aptiv.

Required Vote; Board Recommendation

Court Meeting

Proposal to approve the Scheme: Company shareholders are being asked to vote on a proposal to approve the Scheme at the Court Meeting. As set out in full under the section entitled “Part 2—Explanatory Statement—4. Court Meeting and Extraordinary General Meeting” beginning on page 69, the Scheme Proposal requires the approval by (a) a majority in number of the Company shareholders of record as of the Voting Record Time that are present and voting (in person or by proxy) at the Court Meeting (or at any adjournment or postponement of such meeting) and (b) at least 75% of the votes cast by the Company shareholders present and voting (in person or by proxy).

The vote required to approve the Scheme Proposal at the Court Meeting is based on votes properly cast at the meeting. In accordance with Jersey law, Company shareholders will not be permitted to abstain with respect to the Scheme Proposal. Broker non-votes are not considered votes properly cast and will have no effect on such proposal.

The transaction is conditioned on approval of the Scheme at the Court Meeting.

The Board recommends that Company shareholders vote “FOR” the proposal to approve the Scheme at the Court Meeting.

Extraordinary General Meeting

The following resolutions are proposed to be voted on at the Extraordinary General Meeting:

Special Resolutions:

1.

Authorize the directors of Aptiv to take all such actions as they consider necessary or appropriate for carrying the Scheme into effect; to amend the articles of association of Aptiv so that any Company Shares that are issued on or after the Voting Record Time to persons other than New Aptiv or its nominees will either be subject to the terms of the Scheme or immediately and automatically acquired by New Aptiv and/or its nominee(s) for the Scheme consideration of New Aptiv Shares; and, subject to and conditional upon the Scheme becoming effective, to change the name and status of Aptiv.

2.

Subject to and conditional upon the Scheme becoming effective, the form of merger agreement that it is proposed be entered into between Aptiv PLC and Aptiv Swiss Holdings Limited (the “Merger Agreement”) and that states, among other things, the terms and means of effecting a proposed merger of those parties under Article 18B (Mergers) of the Companies Law be hereby approved for all purposes, including (without limitation) for the purposes of Article 127F(1) of the Companies Law; and the directors of Aptiv PLC (or a duly authorized committee thereof) be and are authorized to take all such action as they may consider necessary or desirable for the implementation of the Merger pursuant to the terms and subject to the conditions contained in the Merger Agreement.

At the Extraordinary General Meeting, the requisite approval of each of the resolutions depends on whether it is an “ordinary resolution”, which requires the approval of at least a majority of the votes cast by the holders of Company Shares present and voting (in person or by proxy), or a “special resolution”, which requires the approval of at least two-thirds (2/3) of the votes cast by the holders of Company Shares present and voting (in person or by proxy), in each case, entitled to vote on the subject matter (provided a quorum is present). The Company Shareholder Proposals are “special resolutions” requiring approval of at least two-thirds (2/3) of the votes cast by Company shareholders present and voting (in person or by proxy) at the Extraordinary General Meeting.

The votes required to approve the Company Shareholder Proposals are based on votes properly cast at the Extraordinary General Meeting. Because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, will have no effect on the Company Shareholder Proposals.

A broker non-vote generally occurs when a broker, bank, trust or other nominee holding shares on your behalf does not vote on a proposal because the broker, bank, trust or other nominee has not received your voting instructions and lacks discretionary power to vote the shares. Broker non-votes, if any, will be counted for the purpose of determining whether a quorum is present at the Special Meetings.

After careful consideration, the Board has (i) approved and declared advisable the Scheme and the Merger, and (ii) declared that it is in the best interests of Company shareholders that Aptiv consummate the Scheme and the Merger.

The Board recommends that Company shareholders vote “FOR” the proposals to approve each of the resolutions.

Regulatory Matters

In August 2024, we submitted a declaration to the Committee on Foreign Investment in the United States (“CFIUS”) with respect to the Transaction. On September 6, CFIUS completed its review and determined that there are no unresolved national security concerns. On September 19, we submitted a 60-day advance notification to the Office of Defense Trade Controls Compliance pursuant to Section 122.4(b) of the International Traffic in Arms Regulations.

We are otherwise not aware of any other governmental approvals or actions that are required to complete the Transaction other than compliance with U.S. federal and state securities laws and Jersey corporate law. We do not believe that any significant regulatory approvals will be required to effect the Transaction.

No Appraisal Rights

Under Jersey law, none of the shareholders of Aptiv has any right to an appraisal of the value of their shares or payment for them in connection with the Transaction.

Exchange of Shares

Assuming the Transaction becomes effective, if you hold your Company Shares in uncertificated book-entry form or through DTC, at the Transaction Time your Company Shares will be cancelled and New Aptiv Shares will be issued without any action on your part.

If you hold Company Shares directly in certificated form and the Transaction becomes effective, soon after the Transaction Time our Transfer Agent will send you a letter of transmittal, which is to be used to surrender your Aptiv ordinary share certificates and to apply for share certificates evidencing your ownership in New Aptiv. The letter of transmittal will contain instructions explaining the procedure for surrendering Aptiv ordinary share certificates and applying for share certificates evidencing your ownership in New Aptiv. You should not return share certificates with the enclosed proxy cards.

Dividend Policy

During the year ended December 31, 2023 and the nine months ended September 30, 2024, we did not pay any cash dividends to holders of our ordinary shares. Any future payment of dividends will be determined by our Board and will depend on our consolidated financial position and results of operations and other factors deemed relevant by our Board.

Compensation and Employee Benefit Plans

The Aptiv PLC Long-Term Incentive Plan provides for the granting of various forms of equity awards, including stock options, stock appreciation rights, restricted stock units and restricted stock. Aptiv PLC currently only grants restricted stock units pursuant to the Aptiv PLC Long-Term Incentive Plan and related award agreements that are both time-vesting and performance-vesting.

It is anticipated that in connection with the Transaction, New Aptiv will assume the Aptiv PLC Long-Term Incentive Plan, or make other arrangements for any outstanding awards under the Aptiv PLC Long-Term Incentive Plan to be settled in New Aptiv Shares. To the extent required, the Aptiv PLC Long-Term Incentive Plan will be amended, effective from the Transaction Time, to provide that all outstanding awards relating to Company Shares will entitle the holder to purchase or receive, or receive benefits or amounts based on, as applicable, an equivalent number of New Aptiv Shares. All equity-based awards outstanding under the Aptiv PLC Long-Term Incentive Plan, which are currently restricted stock units, will otherwise generally be subject to the same terms and conditions as were applicable to such awards immediately prior to the Transaction Time. The rules of the Aptiv PLC Long-Term Incentive Plan and award agreement(s) will continue to apply.

At the Transaction Time, it is currently anticipated that the obligations of Aptiv PLC with respect to each of its employee benefit and/or compensation plans, severance plans, cash incentive plans, trusts, agreements, programs or arrangements will be assumed by New Aptiv and will be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated.

Stock Exchange Listing

Company Shares are currently listed on the NYSE. There is currently no established public trading market for the New Aptiv Shares. We intend to make application so that, immediately following the Transaction Time, New Aptiv Shares will be listed on the NYSE under the symbol “APTV,” the same symbol under which the Company Shares are currently listed.

Accounting Treatment of the Transaction

Under U.S. GAAP, the Transaction represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Aptiv PLC will be reflected at their historical carrying amounts in the accounts of New Aptiv at the Transaction Time.

Treatment of Debt

There will be no material impact on our debt arrangements. In connection with the Reorganization, immediately following the effectiveness of the Transaction, Aptiv PLC will effect the Merger by merging with and into Aptiv Swiss Holdings, a wholly owned subsidiary of New Aptiv, with Aptiv Swiss Holdings surviving. In connection with the Merger, Aptiv Swiss Holdings will (i) enter into a supplemental indenture to each Indenture pursuant to which Aptiv Swiss Holdings will assume all of Aptiv PLC’s obligations under each series of Aptiv PLC’s outstanding Notes and (ii) enter into an assumption and/or supplement agreement relating to each Credit Agreement pursuant to which New Aptiv will assume all of Aptiv PLC’s obligations under each Credit Agreement as the “parent entity” thereunder. In addition, New Aptiv is expected to (i) enter into a supplemental indenture to each Indenture pursuant to which New Aptiv will guarantee the Notes and (ii) enter into a guarantee joinder relating to each Credit Agreement pursuant to which New Aptiv will guarantee the obligations under each Credit Agreement. Following the Reorganization, Aptiv Swiss Holdings will replace Aptiv PLC as an obligor under the Credit Agreements and the Notes, and New Aptiv will be a guarantor under the Credit Agreements (and will act as the “parent entity” thereunder) and the Indentures. The Reorganization is permitted under the Credit Agreements subject to satisfaction of certain conditions precedent as more particularly set forth therein, which are not expected to materially impact the Reorganization as described herein.

MATERIAL TAX CONSIDERATIONS

The information presented under the caption “Material U.S. Federal Income Tax Considerations” below is a discussion of the material U.S. federal income tax consequences to U.S. Holders (as defined below) of the Reorganization and of owning New Aptiv Shares received in the Transaction. The information presented under the caption “Material Jersey Tax Considerations” is a discussion of the material Jersey tax consequences of the Reorganization and of owning New Aptiv Shares received in the Transaction. The information presented under the caption “Material Irish Tax Considerations” is a discussion of the material Irish tax consequences of the Reorganization and of owning New Aptiv Shares received in the Transaction. The information presented under the caption “Material Swiss Tax Considerations” is a discussion of the material Swiss tax consequences of the Transaction and of owning New Aptiv Shares received in the Transaction.

You should consult your tax adviser regarding the applicable tax consequences to you of the Reorganization and owning New Aptiv Shares under the laws of the United States (federal, state and local), Jersey, Ireland, Switzerland and any other applicable jurisdiction.

Material U.S. Federal Income Tax Considerations

The following is a description of material U.S. federal income tax consequences of the Reorganization and of the ownership and disposition of New Aptiv Shares received in the Transaction generally applicable to U.S. Holders.

This summary is limited to U.S. federal income tax considerations relevant to U.S. Holders that hold Company Shares and, after the completion of the Transaction, will hold New Aptiv Shares, as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to particular holders in light of their individual circumstances or status, including:

•	certain financial institutions;

•	dealers or electing traders in securities that are subject to mark-to-market tax accounting rules;

•	tax-exempt entities, “individual retirement accounts” or “Roth IRAs;”

•	insurance companies;

•	regulated investment companies;

•	real estate investment trusts;

•	partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•	persons that acquired Company Shares as compensation;

•	persons that actually or constructively own or owned five percent or more of Company Shares, or, following the Reorganization, will own five percent or more of the New Aptiv Shares, by vote or value;

•	persons that hold Company Shares, or will hold New Aptiv Shares, in connection with a trade or business, permanent establishment, or fixed place of business conducted outside the United States;

•	persons that hold Company Shares, or will hold New Aptiv Shares, as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

•	persons whose functional currency is not the U.S. dollar.

With respect to the consequences of holding New Aptiv Shares, this discussion is limited to U.S. Holders that will obtain such New Aptiv Shares by virtue of the Transaction.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Company Shares or New Aptiv Shares, the tax treatment of such partnership and its partners will generally depend on the status of the partners, the activities of the partnership and the partner, and certain determinations made at the partner level. Partnerships holding any Company Shares or New Aptiv Shares and their partners should consult their tax adviser as to the particular U.S. federal income tax consequences of the Reorganization and the ownership and disposition of New Aptiv Shares.

This discussion is based on the Code, proposed, temporary and final Treasury regulations promulgated under the Code, judicial and administrative interpretations thereof, and the income tax treaty between the United States and Switzerland (the “Treaty”), all as of the date hereof and all of which are subject to differing interpretations. All of the foregoing are subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address alternative minimum or Medicare contribution tax considerations, the special tax accounting rules under Section 451(b) of the Code, or U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes), nor does it address any aspects of U.S. state, local or non-U.S. taxation.

We have not sought and do not intend to seek any ruling from the U.S. Internal Revenue Service (the “IRS”) regarding any aspect of the Reorganization. There can be no assurance that the IRS will not take positions that are inconsistent with those discussed below or that any such IRS positions would not be sustained by a court.

As used herein, the term “U.S. Holder” means a person that is, for U.S. federal income tax purposes, a beneficial owner of Company Shares and, after the Reorganization, New Aptiv Shares and is:

•	a citizen or individual resident of the United States;

•

a corporation or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia; or

•	an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

THIS SUMMARY DOES NOT PURPORT TO BE A COMPREHENSIVE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION OR OF THE OWNERSHIP AND DISPOSITION OF THE NEW APTIV SHARES. HOLDERS AND OWNERS OF COMPANY SHARES SHOULD CONSULT THEIR TAX ADVISER REGARDING THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REORGANIZATION AND OF THE OWNERSHIP AND DISPOSITION OF NEW APTIV SHARES AFTER THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX LAWS.

Tax Consequences of the Reorganization

We have received a written opinion (“U.S. Tax Opinion”) of Sidley Austin LLP (“U.S. Tax Counsel”), dated as of the date of this Proxy Statement and subject to certain qualifications and limitations set forth therein, to the effect that the Transaction and the Merger will be treated as parts of an integrated series of transactions that will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code (a “Section 368(a) Reorganization”), and that Aptiv PLC and New Aptiv will each be a party to the Section 368(a) Reorganization within the meaning of Section 368(b) of the Code.

In rendering the U.S. Tax Opinion, U.S. Tax Counsel has relied on (1) representations and covenants made by Aptiv PLC and New Aptiv, including those contained in the certificate of an officer of Aptiv PLC and New Aptiv, and (2) certain specified assumptions. If any of those representations or assumptions is incorrect or untrue or any of those covenants is not complied with, or if the facts upon which the U.S. Tax Opinion is based are different from the facts that prevail at the time of the closing date, the conclusions reached in the U.S. Tax Opinion and the U.S. federal income tax consequences discussed below could be adversely affected. An opinion of tax counsel neither binds the IRS nor precludes the IRS or the courts from adopting a contrary position.

The following discussion assumes that the Transaction and the Merger will be treated as parts of an integrated series of transactions that will qualify as a Section 368(a) Reorganization.

Tax Consequences to Aptiv PLC and New Aptiv

Neither Aptiv PLC nor New Aptiv will recognize any gain or loss for U.S. federal income tax purposes as a result of the Reorganization.

Tax Consequences to U.S. Holders

A U.S. Holder who receives New Aptiv Shares in the Transaction will not recognize any gain or loss solely as a result of the Transaction. Such U.S. Holder will have an adjusted tax basis in the New Aptiv Shares received in the Transaction equal to the adjusted tax basis of the Company Shares surrendered by that holder in the Transaction. The holding period for the New Aptiv Shares received in the Transaction will include the holding period for the Company Shares surrendered therefor. If a U.S. Holder holds Company Shares that were acquired at different times and/or for different amounts, the foregoing rules will apply separately with respect to each block of Company Shares so acquired. Under applicable Treasury regulations, a U.S. Holder will not be required to file a “gain recognition agreement” with the IRS solely as a result of the Transaction.

Consequences to U.S. Holders of the Ownership and Disposition of New Aptiv Shares

Dividends and Other Distributions on New Aptiv Shares

We do not currently expect to make distributions on New Aptiv Shares. In the event that we do make distributions of cash or other property, subject to the passive foreign investment company (“PFIC”) rules discussed below under the heading “Passive Foreign Investment Company Rules,” distributions on New Aptiv Shares will generally be taxable as a dividend for U.S. federal income tax purposes to the extent paid from New Aptiv’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of New Aptiv’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its New Aptiv Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the New Aptiv Shares and will be treated as described below under the heading “—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of New Aptiv Shares.” Because New Aptiv may not maintain calculations of earnings and profits under U.S. federal income tax principles, it is expected that the full amount of distributions (if any) paid by New Aptiv will be reported as dividends for U.S. federal income tax purposes.

Amounts treated as dividends that New Aptiv pays to a U.S. Holder that is a taxable corporation generally will be taxed at regular rates and will not qualify for the dividends received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, under tax laws currently in effect and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), dividends generally will be taxed at the lower applicable long-term capital gains rate only if (i) New Aptiv Shares are readily tradable on an established securities market in the United States or New Aptiv is eligible for the benefits of the Treaty, (ii) New Aptiv is not treated as a PFIC with respect to such U.S. Holder for the taxable year in which the dividend was paid nor for the preceding taxable year and (iii) certain holding period and other requirements are met. Company Shares are currently listed on the NYSE, and, after the Transaction, it is expected that New Aptiv Shares will be listed on the NYSE.

The amount of a dividend will include any amounts withheld by us in respect of Swiss income taxes. Dividends will be included in a U.S. Holder’s income on the date of the U.S. Holder’s receipt of the dividend.

Subject to applicable limitations, some of which vary depending upon the U.S. Holder’s particular circumstances, Swiss income taxes withheld from dividends on New Aptiv Shares (at a rate not exceeding the rate provided by the Treaty) will be creditable against the U.S. Holder’s U.S. federal income tax liability. The rules governing foreign tax credits are complex and U.S. Holders should consult their tax adviser regarding the creditability of foreign taxes in their particular circumstances. In lieu of claiming a foreign tax credit, U.S. Holders may, at their election, deduct foreign taxes, including any Swiss income tax, in computing their taxable income, subject to generally applicable limitations under U.S. law. An election to deduct foreign taxes instead of claiming foreign tax credits applies to all foreign taxes paid or accrued in the taxable year.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of New Aptiv Shares

Subject to the PFIC rules discussed below under the heading “Passive Foreign Investment Company Rules,” upon any sale, exchange or other taxable disposition of a New Aptiv Share, a U.S. Holder generally will recognize gain or loss in an amount equal to the difference between (i) the sum of (x) the amount of the cash and (y) the fair market value of any other property, received in such sale, exchange or other taxable disposition and (ii) the U.S. Holder’s adjusted tax basis in such New Aptiv Share (determined as described herein), in each case as calculated in U.S. dollars. Any such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if the U.S. Holder’s holding period for such New Aptiv Share exceeds one year. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deductibility of capital losses is subject to limitations. This gain or loss generally will be treated as U.S. source gain or loss.

Passive Foreign Investment Company Rules

Under the Code, a non-U.S. corporation will be a PFIC for any taxable year in which, after the application of certain “look-through” rules with respect to subsidiaries, either (i) 75% or more of its gross income consists of “passive income,” or (ii) 50% or more of the average quarterly value of its assets consist of assets that produce, or are held for the production of, “passive income.” For purposes of the above calculations, a non-U.S. corporation will be treated as if it holds its proportionate share of the assets of, and receives directly its proportionate share of the income of, any other corporation in which it directly or indirectly owns at least 25%, by value, of the shares of such corporation. Passive income includes, among other things, interest, dividends, rents, certain non-active royalties and capital gains.

Based on Aptiv PLC’s current operations, income, assets and certain estimates and projections, including as to the relative values of its assets, Aptiv PLC does not expect to be a PFIC for the current taxable year and it does not expect it or New Aptiv to become a PFIC in the foreseeable future.

If Aptiv PLC is or was a PFIC for any taxable year during the holding period of a U.S. Holder in its Company Shares, then New Aptiv will also be treated as a PFIC as to such U.S. Holder with respect to New Aptiv Shares received in exchange for Company Shares pursuant to the Transaction, even if New Aptiv is not a PFIC in any year, unless the U.S. Holder makes a valid deemed sale or deemed dividend election under applicable Treasury regulations.

If New Aptiv is a PFIC (or is treated as a PFIC with respect to a U.S. Holder as described above) for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder of New Aptiv Shares, gain recognized by a U.S. Holder on a sale or other disposition (including certain pledges) of New Aptiv Shares would be allocated ratably over the U.S. Holder’s holding period for such shares. The amounts allocated to the taxable year of the sale or other disposition and to any year before New Aptiv became (or is treated as having become) a PFIC would be taxed as ordinary income. The amount allocated to each other taxable year would be subject to tax at the highest rate imposed on ordinary income in effect for individuals or corporations, as appropriate, for that taxable year, and an interest charge would be imposed on the amount allocated to that taxable year. Further, to the extent that any distribution received by a U.S. Holder on its New Aptiv Shares exceeds 125% of the average of the annual distributions on the Company Shares or New Aptiv Shares, as applicable, received during the preceding three years or the U.S. Holder’s holding period, whichever is shorter, that distribution would be subject to taxation in the same manner as gain, described immediately above. Certain elections may be available to a U.S. Holder which would result in different tax consequences from those described above.

In addition, if New Aptiv is a PFIC or, with respect to a particular U.S. Holder, is treated as a PFIC for the taxable year in which New Aptiv pays a dividend or for the prior taxable year, the preferential dividend rates discussed above with respect to dividends paid to non-corporate U.S. Holders would not apply.

Other PFIC Rules

If a U.S. Holder owns (or is deemed to own) New Aptiv Shares during any year in which New Aptiv is a PFIC (or is treated as a PFIC with respect to a U.S. Holder as described above), the U.S. Holder generally must file annual reports, containing such information as the U.S. Treasury may require on IRS Form 8621 (or any successor form) with respect to New Aptiv, with the U.S. Holder’s federal income tax return for that year, unless otherwise specified in the instructions with respect to such form.

U.S. HOLDERS SHOULD CONSULT THEIR TAX ADVISER CONCERNING THE APPLICATION OF THE PFIC RULES IN THEIR PARTICULAR CIRCUMSTANCES IN THE EVENT THAT EITHER OF APTIV PLC AND New Aptiv IS OR BECOMES A PFIC.

Information Reporting and Backup Withholding

Dividend payments with respect to New Aptiv Shares and proceeds from the sale or exchange of New Aptiv Shares may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding (currently at a rate of 24 percent) will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number (generally on an IRS Form W-9 provided to the relevant paying agent) and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status if required to do so. Any amounts withheld under the backup withholding rules may be allowed as a refund or credit against a holder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Reporting with Respect to Foreign Financial Assets

Certain U.S. Holders holding specified foreign financial assets with an aggregate value in excess of the applicable dollar thresholds are required to report information to the IRS relating to New Aptiv Shares or the non-U.S. financial accounts through which they are held, subject to certain exceptions (including an exception for New Aptiv Shares held in accounts maintained by U.S. financial institutions), by attaching a complete IRS Form 8938 (Statement of Specified Foreign Financial Assets) with their tax return for each year in which they hold New Aptiv Shares.

Material Jersey Tax Considerations

The comments set out below are intended as a general guide only to certain Jersey stamp duty and transfer tax considerations applicable to the Scheme and do not constitute tax advice. Specifically, the comments do not deal with any other Jersey tax considerations which may be relevant for Scheme Shareholders who are resident in Jersey.

Under current Jersey tax legislation, no stamp duty or other transfer tax is chargeable on the transfer of shares in a Jersey company unless such transfer conveys the right to occupy Jersey property. Therefore, no Jersey stamp duty or transfer tax is expected to be payable by Scheme Shareholders on the transfer of their Scheme Shares or on the issue of the New Aptiv Shares.

Material Irish Tax Considerations

This is a summary of the principal Irish tax considerations for certain beneficial owners of Company Shares who receive New Aptiv Shares under the Transaction based on Irish taxation laws and the practices of the Irish Revenue Commissioners currently in force in Ireland and may be subject to change. It only deals with Aptiv PLC shareholders who are not Irish resident and do not hold their Company Shares in connection with a branch, agency or permanent establishment in Ireland and who are not within the temporary non-Irish residence rules applicable to individuals. Particular rules not discussed below may apply to certain classes of taxpayers holding Company Shares, such as dealers in securities, collective investment schemes, insurance companies, trusts, persons who acquired or hold their Company Shares in connection with an employment that is subject to Irish employment taxes. The summary does not constitute tax or legal advice and the comments below are of a general nature only. Holders of Company Shares should consult their professional advisers on the tax implications of the Transaction under the laws of their country of residence, citizenship or domicile. If you are in doubt as to your tax position or are subject to tax in a jurisdiction other than Ireland, you should consult an appropriate professional adviser without delay.

Taxation of Chargeable Gains

Aptiv PLC shareholders should not be liable for Irish tax on chargeable gains in relation to the Transaction.

Withholding Taxes

Aptiv PLC shareholders should not be liable for Irish withholding taxes in relation to the Transaction.

Stamp Duty

No Irish stamp duty should be payable by Aptiv PLC shareholders on the Transaction.

Material Swiss Tax Considerations

The following is a description of certain material Swiss federal, cantonal and communal income and federal withholding and stamp tax consequences of the Reorganization and of the ownership and disposition of New Aptiv Shares received in the Transaction.

This discussion is not a complete analysis of all of the possible tax consequences of the Reorganization or of ownership and disposition of the Company Shares, and after the completion of the Reorganization, the New Aptiv Shares, and does not address all tax considerations that may be relevant to you. Special rules that are not discussed in the general descriptions below may also apply to you.

This discussion is based on the laws of the Confederation of Switzerland, including the Federal Income Tax Act of 1990, the Federal Harmonization of Cantonal and Communal Income Tax Act of 1990, The Federal Withholding Tax Act of 1965, the Federal Stamp Duty Act of 1973, as amended, which we refer to as the “Swiss tax law,” existing and proposed regulations promulgated thereunder, published judicial decisions and administrative pronouncements, each as in effect on the date of this Proxy Statement or with a known future effective date. These laws may change, possibly with retroactive effect.

For purposes of this discussion, a “Swiss Holder” is any beneficial owner of Company Shares, and after the completion of the Reorganization, New Aptiv Shares, that for Swiss income tax purposes is:

•

an individual resident of Switzerland or otherwise subject to Swiss taxation under article 3, 4 or 5 of the Federal Income Tax Act of 1990, as amended, or article 3 or 4 of the Federal Harmonization of Cantonal and Communal Income Tax Act of 1990, as amended;

•

a corporation or other entity taxable as a corporation organized under the laws of Switzerland under article 50 or 51 of the Federal Income Tax Act of 1990, as amended, or article 20 or 21 of the Federal Harmonization of Cantonal and Communal Income Tax Act of 1990, as amended; or

•	an estate or trust, the income of which is subject to Swiss income taxation regardless of its source.

A “non-Swiss Holder” of the Company Shares, or after the completion of the Reorganization, the New Aptiv Shares, is a holder that is not a Swiss Holder. For purposes of this summary, “Holder” or “Shareholder” means either a Swiss Holder or a non-Swiss Holder or both, as the context may require.

Tax Consequences of the Reorganization

Aptiv PLC and New Aptiv Tax Consequences

Due to the expected application of certain statutory reliefs or exemptions, the Reorganization is not expected to give rise to Swiss tax for Aptiv PLC or New Aptiv under Swiss tax law. We have obtained tax rulings from competent Swiss tax authorities that the Transaction and the Merger are tax neutral from a Swiss corporate income and capital tax, Swiss withholding tax and Swiss stamp taxes perspective at the level of Aptiv PLC and New Aptiv as well as Aptiv Swiss Holdings provided that certain requirements are met.

Shareholder Tax Consequences

No Swiss tax is due for non-Swiss Holders upon the receipt of New Aptiv Shares pursuant to the Reorganization.

If Swiss Holders are beneficial owners of the Company Shares, and after the completion of the Reorganization, the New Aptiv Shares, the Reorganization may result in Swiss tax consequences to them and they are therefore urged to consult their own tax advisers.

Taxation of New Aptiv subsequent to the Reorganization

Corporate Income Tax

A Swiss tax resident company is subject to income tax at the federal, cantonal and communal levels on its worldwide income. At the federal level, a statutory corporate income tax rate of 8.5 percent applies. In Schaffhausen, the cantonal and communal corporate income tax is levied based on a multi-stage statutory tax rate of 2.7 percent on the first 5 million Swiss francs of net profit; 5.925 percent on the following 10 million Swiss francs of net profit and for net profits over 15 million Swiss francs, the standard tax rate is 4.85 percent. The cantonal and communal corporate income tax is further multiplied by a cantonal and communal multiplier. The overall (federal, cantonal, communal) effective corporate income tax rate may vary, but amounts to a maximum of approximately 15 percent in 2024, depending on the amount of taxable net profit and respective cantonal/communal multiplier. However, we will be entitled to a “participation relief” that may effectively eliminate Swiss corporate income taxation on dividend income from qualifying subsidiaries and on capital gains on the disposal of qualifying participations in subsidiaries.

As of January 1, 2024, Switzerland introduced a Qualified Domestic Minimum Top-Up Tax (“QDMMT”) based on OECD Pillar II-rules. The QDMTT may be characterized as an additional federal corporate income tax sui generis for Swiss entities of an in-scope multinational enterprise (i.e., “MNE” with an annual consolidated revenue in excess of EUR 750 million). The QDMTT will be determined in line with the OECD GloBE Model Rules and on a jurisdictional level (jurisdictional blending). Generally, the QDMTT is levied if the tax rate of Swiss entities of an in-scope MNE, calculated on the basis of the specific GloBe tax base and the so-called “covered taxes”, does not reach the minimum corporate tax rate of 15%. In such case, the QDMTT should bring the tax rate up to 15%.

Corporate Capital Tax

As a Swiss tax resident company, New Aptiv is subject to an annual capital tax which is levied at the cantonal and communal level only. The effective capital tax rate in Schaffhausen is 0.00475 percent (2024 basis).

Withholding Tax on Dividend Payments

Dividend payments made by New Aptiv are subject to a 35% Swiss withholding tax deductible from the gross dividend payment. Such withholding tax may be reducible / fully or partially refundable for certain shareholders depending on an applicable double taxation treaty or for Swiss resident shareholders under Swiss national tax laws.

Issuance Stamp Tax

Swiss issuance stamp tax is a federal tax levied on the issuance of shares and increases in the equity of Swiss corporations. Furthermore, a foreign corporation with Swiss tax residency may opt to be equally subject to Swiss issuance stamp tax in order to benefit also from a domestic treatment with regard to the reclaim procedure of Swiss withholding tax. Thus, New Aptiv will opt to be subject to the issuance stamp tax. The applicable tax rate is 1% of the newly issued capital or the fair market value of the assets contributed to equity. Exemptions are available in particular relating to qualifying restructuring transactions. As a result, any future issuance of shares by New Aptiv or contribution in New Aptiv’s equity may be subject to issuance stamp tax unless the shares are issued or the equity is contributed in the context of a qualifying restructuring transaction.

Securities Transfer Stamp Tax

The transfer of taxable Swiss and foreign securities (e.g., shares) in which a Swiss bank or other Swiss securities dealers (as defined in the Swiss Federal Stamp Tax Act) participate as contracting parties or as intermediary is typically subject to Swiss transfer tax at the rate of 0.15% (for securities issued by a Swiss resident) and 0.3% (for securities issued by a non-Swiss resident). However, the transfer of taxable securities within qualifying restructuring transactions is exempt from transfer stamp tax. After the Reorganization, New Aptiv will qualify as securities dealer and will be subject to transfer stamp tax after a period of six months after the end of its first financial year after the Reorganization.

Consequences to Shareholders of New Aptiv subsequent to the Reorganization

The tax consequences discussed below are not a complete analysis or listing of all the possible tax consequences that may be relevant to you. You should consult your own tax advisor in respect of the tax consequences related to receipt, ownership, purchase or sale or other disposition of New Aptiv Shares and the procedures for claiming a refund of Swiss withholding tax.

Swiss Income Tax on Dividends and Similar Distributions

A Swiss Holder is required to include dividends and similar distributions in his income tax return and is liable for Swiss income taxes on any net taxable income according to general rules. Various deductions and exemptions may apply. Therefore Swiss Holders are urged to contact their tax advisors.

A non-Swiss Holder will generally not be subject to Swiss income taxes on dividend income and similar distributions in respect of New Aptiv Shares, unless the Shares are attributable to a permanent establishment or a fixed place of business maintained in Switzerland by such non-Swiss Holder. However, dividends and similar distributions may be subject to Swiss withholding tax. See “—Swiss Withholding Tax—Distributions to Shareholders.”

Swiss Income Tax on Capital Gains upon Disposal of New Aptiv Shares

A Swiss Holder might be subject to Swiss taxation on capital gains on the disposal of shares according to general rules. Various deductions and exemptions may apply. Swiss Holders are therefore urged to contact their tax advisors.

A non-Swiss Holder will not be subject to Swiss income taxes for capital gains unless the Holder’s shares are attributable to a permanent establishment or a fixed place of business maintained in Switzerland by such non-Swiss Holder. In such case, the non-Swiss Holder is required to recognize capital gains or losses on the sale of such shares, which will be subject to cantonal, communal and federal income tax as required under the relevant tax laws and urged to contact their tax advisors.

Swiss Wealth and Capital Tax

Swiss Holder need to include the New Aptiv Shares in their net asset basis that is subject to annual Swiss wealth (individuals) or capital (corporations) tax according to general rules.

A non-Swiss Holder will not be subject to Swiss wealth or capital taxes unless the Holder’s New Aptiv Shares are attributable to a permanent establishment or a fixed place of business maintained in Switzerland by such non-Swiss Holder.

Swiss Withholding Tax—Distributions to Shareholders

A withholding tax of 35% is due on dividends and similar distributions to New Aptiv Shareholders from New Aptiv, regardless of the place of residency of the shareholder (subject to exceptions discussed under “—Exemption from Swiss Withholding Tax—Distributions to Shareholder” below). New Aptiv will be required to withhold at such rate and remit on a net basis any payments made to a Holder of New Aptiv Shares and pay such withheld amounts to the Swiss federal tax administration. Please see “—Refund of Swiss Withholding Tax on Dividends and Similar Distributions”.

Exemptions from Swiss Withholding Tax—Distributions to Shareholders

Distributions to shareholders based upon a reduction of the nominal share capital and distributions paid out of qualifying reserves of capital contributions (“Reserven aus Kapitaleinlagen”) are generally not subject to Swiss federal withholding tax.

New Aptiv obtained a tax ruling from competent Swiss federal tax authority that the Transaction will allow for creation of qualifying reserves from capital contributions (“Reserven aus Kapitaleinlagen”). New Aptiv expects to create qualifying capital contribution reserves in an amount equal to approximately $30 billion at the New Aptiv level (which would be subject to formal confirmation by the Swiss federal tax authority after the completion of the Transaction) that are exempt from Swiss dividend withholding tax upon distribution. New Aptiv expects to pay distributions out of such reserves, and as a result, any such distributions to shareholders would be exempt from the Swiss withholding tax. However, the amount of qualifying capital contribution reserves (“Reserven aus Kapitaleinlagen”) may be depleted over time as New Aptiv uses such reserves for distributions to shareholders or share repurchases.

Swiss Withholding Tax—Repurchase of Shares

Repurchases of shares for the purposes of capital reduction are treated as a partial liquidation subject to the 35% Swiss withholding tax, regardless of the place of residency of the shareholder. The amount subject to the Swiss withholding tax is the difference between the purchase price paid by New Aptiv and the nominal value of such Shares to the extent such amount is not booked against reserves of capital contributions (“Reserven aus

Kapitaleinlagen”). In a tax ruling obtained by New Aptiv, the competent Swiss federal tax authority confirmed that the Transaction will allow for the creation of such qualifying capital contribution reserves (“Reserven aus Kapitaleinlagen”). New Aptiv expects to create qualifying capital contribution reserves in an amount equal to approximately $30 billion at the New Aptiv level (which would be subject to formal confirmation by the Swiss federal tax authority after the completion of the Transaction). New Aptiv expects to book the difference between the purchase price paid by New Aptiv and the nominal value of repurchased shares against reserves of qualified capital contributions (“Reserven aus Kapitaleinlagen”), and as a result, any such repurchase of shares from shareholders would not be subject to Swiss withholding tax. However, the amount of qualifying capital contribution reserves (“Reserven aus Kapitaleinlagen”) may be depleted over time as New Aptiv uses such reserves for distributions to shareholders or share repurchases.

The repurchase of shares for purposes other than qualifying capital reduction, such as to retain as treasury shares for use in connection with stock incentive plans, convertible debt or other instruments within certain periods, will generally not be subject to Swiss withholding tax provided the threshold of 10% (or, in certain cases, 20%) of the registered share capital as required by the Swiss Code of Obligation is satisfied and the shares are resold within certain periods prescribed by Swiss law. If New Aptiv purchases its own shares in order to hold them in treasury, it must present the acquired shares on its standalone “statutory” balance sheet as a negative item in its equity. To the extent such negative item is not explicitly allocated to the reserves of capital contributions (“Reserven aus Kapitaleinlagen”) upon acquisition, the Swiss federal withholding tax is due on the difference between the purchase price paid by New Aptiv and the nominal value of such shares to the extent the treasury shares (i) are not within the admissible corporate law thresholds on treasury shares or (ii) the maximum permissible holding period prescribed by Swiss law is exceeded. New Aptiv expects to allocate the negative item against reserves of qualified capital contributions (“Reserven aus Kapitaleinlagen”), and as a result, any such repurchase of shares from shareholders would not be subject to Swiss withholding tax to the extent the treasury shares (i) are not within the admissible corporate law thresholds on treasury shares or (ii) the maximum permissible holding period prescribed by Swiss law is exceeded. However, the amount of qualifying capital contribution reserves (“Reserven aus Kapitaleinlagen”) may be depleted over time as New Aptiv uses such reserves for distributions to shareholders or share repurchases.

In most instances, Swiss companies listed on the SIX Swiss Exchange (“SIX”) carry out share repurchase programs through a “second trading line” on the SIX. Swiss institutional investors typically purchase shares from shareholders on the open market and then sell the shares on this second trading line back to the company. The Swiss institutional investors are generally able to receive a full refund of the withholding tax. Due to, among other things, the time delay between the sale to the company and the institutional investors’ receipt of the refund, the price companies pay to repurchase their shares has historically been slightly higher than the price of such companies’ shares in ordinary trading on the SIX first trading line.

We will not be able to use the SIX second trading line process to repurchase our voting shares or non-voting participation certificates because we do not intend to list our shares on the SIX. We do, however, intend to follow alternative processes to manage Swiss withholding, including the utilization of capital contribution reserves or other established non-SIX secondary line of trading structures, which we expect would enable us to repurchase our shares in a manner that should allow Swiss institutional market participants selling the shares to us to receive a refund of the Swiss withholding tax and, therefore, accomplish the same purpose as share repurchases on the second trading line at substantially the same cost to us and such market participants as share repurchases on a second trading line.

With respect to the refund of Swiss withholding tax from the repurchase of shares, see “—Refund of Swiss Withholding Tax on Dividends and Similar Distributions” below.

Refund of Swiss Withholding Tax on Dividends and Similar Distributions

Swiss Holders. A Swiss tax resident, corporate or individual, can recover the withholding tax in full if such resident is the beneficial owner of the New Aptiv Shares at the time the dividend or similar distribution becomes due and provided that such resident reports the gross distribution on such resident’s income tax return, or in case of a corporation, includes the taxable income in such resident’s income statement.

Non-Swiss Holders. If the shareholder that receives a distribution from New Aptiv is not a Swiss tax resident, does not hold the shares in connection with a permanent establishment or a fixed place of business maintained in Switzerland, and resides in a country that has concluded a treaty for the avoidance of double taxation with Switzerland for which the conditions for the application and protection of and by the treaty are met, then the shareholder may be entitled to a full or partial refund of the withholding tax described above. The procedures for claiming treaty refunds (and the time frame required for obtaining a refund) may differ from country to country. Subject to specific provisions of a treaty for the avoidance of double taxation or relevant implementing provisions, the applicable refund request form may be filed with the Swiss Federal Tax Administration following receipt of the dividend or similar distribution and the relevant deduction certificate no later than December 31 of the third year following the calendar year in which the dividend was payable.

Switzerland has entered into bilateral treaties for the avoidance of double taxation with respect to income taxes with numerous countries, including the United States, whereby under certain circumstances all or part of the withholding tax may be refunded.

U.S. Residents. The Swiss-U.S. tax treaty provides that U.S. residents eligible for benefits under the treaty can seek a refund of the Swiss withholding tax on dividends for the portion exceeding 15% (leading to a refund of 20%), for the portion exceeding 5% (leading to a refund of 30% for qualifying corporate shareholders holding at least 10% of the voting stock of the dividend paying corporation) or a full refund in the case of qualified pension funds. Please refer to the discussion under “Consequences to U.S. Holders of the Ownership and Disposition of New Aptiv Shares—Dividends and Other Distributions on New Aptiv Shares” for applicability of U.S. foreign tax credits.

As a general rule, the refund will be granted under the treaty if the U.S. resident can show evidence of:

•	beneficial ownership

•	U.S. residency, and

•	meeting the U.S.- Swiss tax treaty’s limitation on benefits requirements.

The claim for refund must be filed with the Swiss federal tax administration (Eigerstrasse 65, 3003 Berne, Switzerland), no later than December 31 of the third year following the year in which the dividend payments became due. The relevant Swiss tax form is Form 82C for companies, 82E for other entities, 82I for individuals and 82 R for regulated investment companies (RICs). These forms can be obtained from any Swiss Consulate General in the United States or from the Swiss federal tax administration. Each form needs to be filled out in triplicate, with each copy duly completed and signed before a notary public in the United States. You must also include evidence that the withholding tax was withheld at the source.

Securities Transfer Stamp Tax.

The purchase or sale of New Aptiv Shares may be subject to Swiss securities transfer stamp taxes on the transfer of taxable securities irrespective of the place of residency of the purchaser or seller if the transaction takes place through or with a Swiss bank or other Swiss securities dealer, as those terms are defined in the Swiss Federal Stamp Tax Act and no exemption applies in the specific case. If a purchase or sale is not entered into through or with a Swiss bank or other Swiss securities dealer, then no stamp tax will be due. The applicable stamp tax rate is 0.15% (for securities issued by a Swiss resident) or 0.3% (for securities issued by a foreign resident) on the purchase price or sales proceeds. If the transaction does not involve cash consideration, the transfer stamp duty is computed on the basis of the market value of the consideration. New Aptiv will qualify as a securities dealer and will be subject to transfer stamp tax after a period of six months after the end of the first financial year after the Reorganization.

International Automatic Exchange of Information in Tax Matters

Switzerland has concluded an agreement with the EU on the automatic exchange of information (“AEOI”) in tax matters (the “AEOI Agreement”). This AEOI Agreement entered into force as of January 1, 2017 and applies to all member states. Furthermore, on January 1, 2017, the multilateral competent authority agreement on the automatic exchange of financial account information and, based on such agreement, a number of bilateral AEOI agreements with other jurisdictions entered into force. Based on the AEOI Agreement and other bilateral AEOI agreements and the implementing laws of Switzerland, Switzerland collects data in respect of financial assets, which may include New Aptiv Shares, held in, and income derived thereon and credited to, accounts or deposits with a paying agent in Switzerland for the benefit of individuals resident in a EU member state or in a treaty state since 2017, and exchanges it since 2018. Switzerland has signed and is expected to sign AEOI agreements with other countries. A list of such agreements of Switzerland in effect or signed and becoming effective can be found on the website of the State Secretariat for International Finance.

Swiss Facilitation of the Implementation of the U.S. Foreign Account Tax Compliance Act

Switzerland has concluded an intergovernmental agreement with the U.S. to facilitate the implementation of the Foreign Account Tax Compliance Act (FATCA). The agreement ensures that the accounts held by U.S. persons with Swiss financial institutions are disclosed to the U.S. tax authorities either with the consent of the account holder or by means of group requests within the scope of administrative assistance. Information will not be transferred automatically in the absence of consent, and instead will be exchanged only within the scope of administrative assistance on the basis of the double taxation agreement between the U.S. and Switzerland. On October 8, 2014, the Swiss Federal Council approved a mandate for negotiations with the U.S. on changing the current direct-notification-based regime to a regime where the relevant information is sent to the Swiss Federal Tax Administration, which in turn provides the information to the U.S. tax authorities. Such negotiations have been concluded on June 27, 2024 and it is expected that the new regime shall enter into force as of January 1, 2027.

THE SWISS TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. EACH NEW APTIV SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO THE PARTICULAR CONSEQUENCES THAT MAY APPLY TO SUCH SHAREHOLDER.

DESCRIPTION OF NEW APTIV SHARES

The following description of New Aptiv’s share capital is a summary. This summary is not complete and is subject to the complete text of New Aptiv’s forms of Memorandum and Articles of Association attached as Annex A to this Proxy Statement. We encourage you to read those documents and laws carefully. There are differences between Aptiv PLC’s Memorandum and Articles of Association and New Aptiv’s Memorandum and Articles of Association as they will be in effect after the Transaction relating to modification of any rights that attach to a specific class of shares, such as voting or dividend rights. Rights of shareholders of New Aptiv will be substantially identical to the rights of current shareholders of Aptiv PLC. See “Rights of Shareholders and Powers of the Board of Directors.” Except where otherwise indicated, the description below reflects New Aptiv’s Memorandum and Articles of Association as those documents will be in effect upon completion of the Transaction. As used below in this Description of New Aptiv Shares, the terms “Aptiv,” the “Company,” “we,” “us,” and “our” refer to New Aptiv.

As of October 31, 2024, there were 235,035,739 ordinary shares of Aptiv PLC issued and outstanding. In the Transaction, New Aptiv will issue Company Shares on a one-for-one basis to holders of ordinary shares of Aptiv PLC, and all previously outstanding Company Shares, which prior to the Transaction Time will be held by Aptiv PLC, will be repurchased and cancelled by New Aptiv. As a result, the number of Company Shares issued and outstanding immediately following the Transaction will be equal to the number of ordinary shares of Aptiv PLC issued and outstanding immediately prior to the Transaction. All outstanding Company Shares are validly issued, fully paid and non-assessable. The Company Shares do not have preemptive, subscription or redemption rights. Neither our Memorandum of Association or Articles of Association nor the laws of Jersey restrict in any way the ownership or voting of Company Shares held by non-residents of Jersey.

Dividend and Liquidation Rights. Holders of Company Shares are entitled to receive equally, share for share, any dividends that may be declared in respect of our Company Shares by the Board of Directors out of funds legally available therefor. If, in the future, we declare cash dividends, such dividends will be payable in U.S. dollars. In the event of our liquidation, after satisfaction of liabilities to creditors, holders of Company Shares are entitled to share pro rata in our net assets. Such rights may be affected by the grant of preferential dividend or distribution rights to the holders of a class or series of preferred shares that may be authorized in the future. Our Board of Directors has the power to declare such interim dividends as it determines. Declaration of a final dividend (not exceeding the amounts proposed by our Board of Directors) requires shareholder approval by adoption of an ordinary resolution. Failure to obtain such shareholder approval does not affect previously paid interim dividends.

Voting, Shareholder Meetings and Resolutions. Holders of Company Shares have one vote for each ordinary share held on all matters submitted to a vote of holders of Company Shares. These voting rights may be affected by the grant of any special voting rights to the holders of a class or series of preferred shares that may be authorized in the future. Pursuant to Jersey law, an annual general meeting shall be held once every calendar year at the time (within a period of not more than 18 months after the last preceding annual general meeting) and at the place as may be determined by the Board of Directors. The quorum required for an ordinary meeting of shareholders consists of shareholders present in person or by proxy who hold or represent between them a majority of the outstanding shares entitled to vote at such meeting.

An ordinary resolution (such as a resolution for the declaration of dividends) requires approval by the holders of a majority of the voting rights represented at a meeting, in person or by proxy, and voting thereon.

Amendments to Governing Documents. A special resolution (such as, for example, a resolution amending our Memorandum of Association or Articles of Association or approving any change in authorized capitalization, or a liquidation or winding-up) requires approval of the holders of two-thirds of the voting rights represented at the meeting, in person or by proxy, and voting thereon. A special resolution can only be considered if shareholders receive at least fourteen days’ prior notice of the meeting at which such resolution will be considered.

Requirements for Advance Notification of Shareholder Nominations and Proposals. New Aptiv’s Articles of Association establish advance notice and related procedures with respect to shareholder proposals and nomination of candidates for election as directors.

Limits on Written Consents. Any action required or permitted to be taken by the shareholders must be effected at a duly called annual or special meeting of shareholders and may not be effected by any consent in writing in lieu of a meeting of such shareholders.

Transfer of Shares and Notices. Fully paid Company Shares are issued in registered form and may be freely transferred pursuant to the articles of association unless the transfer is restricted by applicable securities laws or prohibited by another instrument. Each shareholder of record is entitled to receive at least fourteen days’ prior notice (excluding the day of notice and the day of the meeting) of an ordinary shareholders’ meeting and of any shareholders’ meeting at which a special resolution is to be adopted. For the purposes of determining the shareholders entitled to notice and to vote at the meeting, the Board of Directors may fix a date as the date for any such determination.

Modification of Class Rights. The rights attached to any class (unless otherwise provided by the terms of issue of that class), such as voting, dividends and the like, may be varied with the sanction of an ordinary resolution passed at a separate general meeting of the holders of the shares of that class.

Election and Removal of Directors. The Company Shares do not have cumulative voting rights in the election of directors. As a result, the holders of Company Shares that represent more than 50% of the voting power have the power to elect any of our directors who are up for election. All of our directors will be elected at each annual meeting.

Immediately following the Transaction, the directors of Aptiv PLC immediately prior to the Transaction Time will become the directors of the Company, and all of the directors of the Company immediately prior to the Transaction Time shall step down. As such, immediately following the Transaction Time, our Board of Directors is expected to consist of the 10 directors who currently serve on the board of Aptiv PLC. Our Articles of Association state that shareholders may only remove a director for cause. Our Board of Directors has sole power to fill any vacancy occurring as a result of the death, disability, removal or resignation of a director or as a result of an increase in the size of the Board of Directors.

Applicability of U.K. Takeover Code. We do not believe that the U.K. City Code on Takeovers and Mergers will apply to takeover transactions for the Company.

Listing. Following the Transaction, New Aptiv’s Shares will be listed on the NYSE under the symbol “APTV.”

Transfer Agent and Registrar. The U.S. transfer agent and registrar for the Company Shares is Computershare Trust Company, N.A. The U.S. transfer agent and registrar’s address is 250 Royall Street, Canton, MA 02021, Attention: Client Administration. Computershare Investor Services (Jersey) Limited is the transfer agent and registrar for the Company Shares in Jersey and its address is 13 Castle Street, St. Helier, JE1 1ES, Jersey.

RIGHTS OF SHAREHOLDERS

AND POWERS OF THE BOARD OF DIRECTORS

Your rights as a shareholder of Aptiv PLC and the relative powers of the Board are governed by Jersey law and Aptiv PLC’s Memorandum and Articles of Association. After the Transaction, you will become a shareholder of New Aptiv, and your rights and the relative powers of New Aptiv’s board of directors will remain governed by Jersey law and New Aptiv’s Memorandum and Articles of Association as they will be in effect after the Transaction.

Your rights as a shareholder of New Aptiv and the relative powers of the board of directors will continue to be governed by Jersey law. Except as described below with respect to modification of any rights that attach to a specific class of shares, such as voting or dividend rights, your rights as a shareholder of New Aptiv’s Shares after the Reorganization will be identical to your rights as a shareholder of Company Shares. See “Description of New Aptiv Shares” and Annex A.

Modification of Class Rights

New Aptiv’s Memorandum and Articles of Association will permit rights attaching to any class of shares, such as voting rights and dividend rights, to be modified by an ordinary resolution, which requires the approval of at least a majority of the votes cast by shareholders present and voting, passed at a meeting of the holders of shares of that class. Currently, modification of any rights, such as voting or dividend rights, that attach to a specific class of shares under Aptiv PLC’s Memorandum and Articles of Association require a special resolution, which requires the approval of at least two-thirds of the votes cast by shareholders present and voting, passed at a meeting of the holders of shares of that class.

LEGAL MATTERS

Davis Polk & Wardwell LLP will advise the Company on the Transaction. Sidley Austin LLP will pass upon certain U.S. federal income tax consequences of the Transaction. Lenz  & Staehelin will pass upon certain Swiss tax consequences of the Transaction.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, officers, and beneficial owners of more than 10% of the Company’s common shares (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of common shares of the Company. Such Reporting Persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based on its review of the copies of such filings received by it with respect to the year ended December 31, 2023, the Company believes that all required persons complied with all Section  16(a) filing requirements.

SHAREHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING

Shareholder Proposals in the Proxy Statement. Rule 14a-8 under the Exchange Act addresses when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy card when the company holds an annual or special meeting of shareholders. Under Rule 14a-8, in order for your proposals to be considered for inclusion in the proxy statement and proxy card relating to our 2025 annual general meeting, your proposals must be sent to New Aptiv at Spitalstrasse 5, 8200 Schaffhausen, Switzerland, Attention: Corporate Secretary, if the Transaction has become effective, or, if the Transaction has not become effective, Aptiv PLC at 5 Hanover Quay, Grand Canal Dock, Dublin, D02 VY79, Ireland, Attention: Corporate Secretary, not less than 120 days prior to the anniversary date of the notice convening Aptiv PLC’s 2024 Annual Meeting. Therefore, the deadline is expected to be November 11, 2024 for the 2025 annual general meeting. However, if the date of the 2025 annual general meeting changes by more than 30 days from the anniversary of the 2024 Annual Meeting (for purposes of determining the deadline for the 2025 annual general meeting, the last annual general meeting of Aptiv PLC), the deadline is a reasonable time before we begin to print and mail our proxy materials. We will notify you of this deadline in a Quarterly Report on Form 10-Q or in another communication to you. Shareholder proposals must also be otherwise eligible for inclusion.

Shareholder Proposals and Nominations for Directors to Be Presented at Meetings. If you desire to bring a matter before an annual general meeting and the proposal is submitted outside the process of Rule 14a-8, you must follow the procedures set forth in New Aptiv’s Memorandum and Articles of Association, if the Transaction has become effective, or Aptiv PLC’s Memorandum and Articles of Association, if the Transaction has not become effective. The process under both New Aptiv and Aptiv PLC Memorandum and Articles of Association are the same, other than the address to send notice.

New Aptiv

For a shareholder to make a formal nomination for election to the Board of New Aptiv at an annual meeting, the shareholder must provide advance notice to the Company. In accordance with the procedures in New Aptiv’s Memorandum and Articles of Association, shareholders holding at least 10% of the Company Shares outstanding and who have the right to vote at general meetings of the Company may formally propose nominees for election to the Board at the next annual meeting by giving timely written notice to the Corporate Secretary at New Aptiv, Spitalstrasse 5, 8200 Schaffhausen, Switzerland. The notice periods may change in accordance with the procedures set out in Aptiv PLC’s Memorandum and Articles of Association. Any such notice must include all information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Regulation 14(a) under the Exchange Act and a written and signed consent of the proposed nominee to be named in the proxy statement as a nominee and to serve as a director.

Aptiv PLC

For a shareholder to make a formal nomination for election to the Board of Aptiv PLC at an annual meeting, the shareholder must provide advance notice to the Company. In accordance with the procedures in Aptiv PLC’s Memorandum and Articles of Association, shareholders holding at least 10% of the Company Shares outstanding and who have the right to vote at general meetings of the Company may formally propose nominees for election to the Board at the next annual meeting by giving timely written notice to the Corporate Secretary at Aptiv PLC, 5 Hanover Quay, Grand Canal Dock, Dublin, D02 VY79, Ireland. The notice periods may change in accordance with the procedures set out in Aptiv PLC’s Memorandum and Articles of Association. Any such notice must include all information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Regulation 14(a) under the Exchange Act and a written and signed consent of the proposed nominee to be named in the proxy statement as a nominee and to serve as a director.

EXPENSES AND SOLICITATION

We will pay the cost for soliciting proxies for the Special Meetings. Aptiv will distribute proxy materials and follow-up reminders by mail and electronic means. We have engaged Innisfree to assist with the solicitation of proxies. We expect to pay Innisfree an aggregate fee, including reasonable out-of-pocket expenses, of $45,000, depending on the level of services actually provided. Certain Aptiv employees, officers and directors may also solicit proxies by mail, telephone or personal visits but they will not receive any additional compensation for their services.

We will also reimburse brokers, banks and other nominees for their expenses in forwarding proxy materials to beneficial owners.

HOUSEHOLDING

Only one copy of this Proxy Statement has been sent to multiple shareholders who share the same address and last name, unless we have received contrary instructions from one or more of those shareholders. This procedure is referred to as “householding.” We have been notified that certain intermediaries (brokers or banks) will also household proxy materials. We will deliver promptly, upon oral or written request, separate copies of the Proxy Statement to any shareholder at the same address. If you wish to receive separate copies or if you do not wish to participate in householding in the future, you may write to our Corporate Secretary at Aptiv PLC, 5 Hanover Quay, Grand Canal Dock, Dublin 2, Ireland D02 VY79, or call (248) 813-3005. You may contact your broker or bank to make a similar request. Shareholders sharing an address who now receive multiple copies of this Proxy Statement may request delivery of a single copy of each document by writing or calling us at the address or telephone number above or by contacting their broker or bank (provided the broker or bank has determined to household proxy materials).

OTHER BUSINESS

Matters other than those set forth in the notice thereof may not be brought before the Special Meetings.

Even if you are a holder of record who plans to attend the Special Meetings in person, please sign, date and return the enclosed proxy cards promptly or vote in accordance with the instructions listed on the proxy card. A postage-paid return-addressed envelope is enclosed for your convenience. Your cooperation in giving this matter your immediate attention and in returning your proxy will be appreciated.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth in the table below is information about the number of Company Shares held by persons (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act), we know to be the beneficial owners of more than 5% of Company Shares (based on 235,035,739 Company Shares outstanding at October 28, 2024), based on information furnished by the identified persons to the SEC.

The definition of beneficial ownership for proxy statement purposes includes shares over which a person has sole or shared voting power or dispositive power, whether or not a person has any economic interest in the shares. The definition also includes shares that a person has a right to acquire as of the time such information was furnished by the identified persons to the SEC or within 60 days thereof.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
The Vanguard Group, Inc. (1)	31,697,555	13.5%
100 Vanguard Blvd.
Malvern, PA 19355
BlackRock, Inc. (2)	23,200,017	9.9%
55 East 52nd Street
New York, NY 10055
JPMorgan Chase & Co. (3)	14,919,072	6.3%
383 Madison Avenue.
New York, NY 10179

(1)	Represents Company Shares beneficially owned by The Vanguard Group, Inc. This information is based on a Schedule 13G/A filed with the SEC on February 13, 2024.
(2)	Represents Company Shares beneficially owned by BlackRock, Inc. and/or certain other non-reporting entities. This information is based on a Schedule 13G/A filed with the SEC on February 12, 2024.
(3)	Represents Company Shares beneficially owned by JPMorgan Chase & Co. This information is based on a Schedule 13G filed with the SEC on October 23, 2024.

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

The following table sets forth information as of October 28, 2024 concerning beneficial ownership of Company Shares by each director and each of the executive officers. The definition of beneficial ownership for proxy statement purposes includes shares over which a person has sole or shared voting power or dispositive power, whether or not a person has any economic interest in the shares. The definition also includes shares that a person has the right to acquire currently or within 60 days of October 28, 2024. Except as otherwise indicated and subject to applicable community property laws, each owner has sole voting and dispositive power with respect to the securities listed.

Name of Beneficial Owner	Number of Shares Owned	Number of RSUs that Vest within 60 Days	Total	Percent of Class
Directors
Nancy E. Cooper	10,463	0	10,463	*
Joseph L. Hooley	11,555	0	11,555	*
Vasumati P. Jakkal	0	0	0	*
Merit E. Janow	4,764	0	4,764	*
Sean O. Mahoney	19,165	0	19,165	*
Paul M. Meister	14,229	0	14,229	*
Robert K. Ortberg	10,408	0	10,408	*
Colin J. Parris	13,149	0	13,149	*
Ana G. Pinczuk	18,230	0	18,230	*
Officers
Kevin P. Clark	624,344	0	624,344	*
Joseph R. Massaro	122,819	0	122,819	*
William T. Presley	9,562	0	9,562	*
Obed D. Louissaint	24,317	0	24,317	*
Benjamin Lyon	0	0	0	*
Katherine H. Ramundo	25,592	0	25,592	*
Directors and Officers as a Group (15 Persons)	908,597		908,597	*

*	Less than 1%.

WHERE YOU CAN FIND MORE INFORMATION

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. Statements contained in this Proxy Statement as to the contents of any contract or other document referred to are not necessarily complete and in each instance, if such contract or document is filed as an exhibit to the Annual Report, reference is made to the copy of such contract or other document filed as an exhibit to the Annual Report, each statement being qualified in all respects by such reference. A copy of the Annual Report, including the exhibits and schedules thereto, may be read and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website that contains reports, proxy statements and other information about issuers, like us, that file electronically with the SEC. The address of that site is http://www.sec.gov. We also maintain an Internet site at aptiv.com. We make available on our Internet website free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K as soon as practicable after we electronically file such reports with the SEC. Our website and the information contained therein or connected thereto shall not be deemed to be incorporated into this Proxy Statement.

Aptiv PLC incorporates by reference the documents listed below and any filings Aptiv PLC will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (excluding any information “furnished” but not “filed”) following the date of this document, but prior to the date of the meetings. The documents incorporated by reference are:

•	Aptiv PLC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023;

•	Aptiv PLC’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024;

•	Aptiv PLC’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024;

•	Aptiv PLC’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024;

•	Our Current Reports on Form 8-K filed on: April 26, 2024, June 11, 2024, August 2, 2024, August 20, 2024, September 9, 2024 and September 13, 2024; and

•

Aptiv PLC’s Description of Share Capital contained in Exhibit 4.9 of Aptiv PLC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, together with any amendment or report filed with the SEC for the purpose of updating such description.

Important Notice Regarding the Availability of Proxy Materials for the Special Meetings to be held on December 2, 2024

The SEC has adopted rules to allow proxy materials to be posted on the Internet and to provide only a Notice of Internet Availability of Proxy Materials to shareholders. For this Proxy Statement, the Company has chosen to follow the SEC’s full set delivery option, and therefore, although we are posting this Proxy Statement online, we are also mailing a full set of our proxy materials to the Company’s shareholders. The proxy materials, including this Proxy Statement, are available at www.proxyvote.com.

BY ORDER OF THE BOARD OF DIRECTORS
Dated: November 6, 2024 Dublin, Ireland

PART 2 – EXPLANATORY STATEMENT

The following section of this Proxy Statement explains, among other things, the effect of the Scheme (as defined below) and, together with the further information contained elsewhere in this Proxy Statement, constitutes the explanatory statement in respect of the Scheme as required by Article 126 of the Companies (Jersey) Law 1991. Accordingly, in addition to the information contained in the following section of this Proxy Statement, your attention is drawn to the further information contained elsewhere in this Proxy Statement and you are advised to read this Proxy Statement in full.

1.	Introduction

It is proposed that Aptiv establish a new publicly listed parent company, New Aptiv, a Jersey company which will be resident for tax purposes in Switzerland. This will be achieved by way of court sanctioned scheme of arrangement (the “Scheme”) under Part 18A of the Companies (Jersey) Law 1991 (as amended, modified, or re-enacted from time to time, the “Companies Law”). As a result of the Scheme, Aptiv PLC will become a wholly owned subsidiary of New Aptiv.

Subject to and conditional upon the Scheme becoming effective, the board of directors of Aptiv PLC has unanimously approved the merger (the “Merger”) of Aptiv Swiss Holdings Limited (“Aptiv Swiss Holdings” or “Merger Sub”), a newly formed Jersey incorporated private limited company and direct, wholly owned subsidiary of New Aptiv, with and into Aptiv PLC, with Merger Sub surviving the Merger as a direct, wholly owned subsidiary of New Aptiv and Aptiv PLC ceasing to exist, and on the terms of and subject to the conditions of the merger agreement, dated as of November 4, 2024, by and among New Aptiv, Merger Sub and Aptiv PLC (as it may be amended from time to time, the “Merger Agreement”) which contains, among other things, the terms and means of effecting a proposed merger of Aptiv PLC and Merger Sub under Part 18B (Mergers) of the Companies Law, as more fully described elsewhere in this Proxy Statement.

Capitalized terms used but not defined in this “Part 2 – Explanatory Statement” or in the preceding portion of this Proxy Statement have the meanings ascribed to such terms in “Part 3 – The Scheme of Arrangement”.

Your attention is drawn to the sections of this Proxy Statement captioned “Recommendation of the Board” and “Background and Reasons for the Reorganization” beginning on pages 33 and 37, respectively, which set forth certain reasons (not intended to be exhaustive and may not include all of the factors considered by the Board) why the Board (i) unanimously approved and declared advisable the Transaction, the Scheme and the Merger (including the consummation of the transactions contemplated by such Transaction, the Scheme and the Merger), (ii) declared that it was in the best interests of the Company’s shareholders that the Company participate in the Transaction and consummate such transactions contemplated by such Transaction, the Scheme and the Merger, and (iii) recommend that the Company’s shareholders vote in favor of the Transaction, which would in part be made by way of the Scheme at the Court Meeting and in favor of the resolutions at the Extraordinary General Meeting (as defined below).

2.	The Transaction

The Transaction involves several steps, part of which is being implemented by means of the Court-sanctioned Scheme between Aptiv and the Scheme Shareholders, under Part 18A of the Companies Law. Implementation of the Scheme requires approval of the Scheme by the Scheme Shareholders at the Court Meeting and the passing of the proposed resolutions at the extraordinary general meeting being held in connection with the Scheme (the “Extraordinary General Meeting”). The Scheme also requires the sanction of the Court. The Scheme is set out in full in Part 3 of this Proxy Statement titled “The Scheme of Arrangement”.

The purpose of the Scheme is to provide for New Aptiv to acquire the entire issued and to be issued ordinary share capital of Aptiv. This is to be achieved by New Aptiv acquiring the Scheme Shares held by the Scheme Shareholders as of the Scheme Record Time, in consideration for which New Aptiv will issue, one ordinary share of $0.01 each (“New Aptiv Share”) to the Scheme Shareholders in exchange for each Scheme Share transferred.

Before the Court’s sanction can be sought for the Scheme, the Scheme requires approval by the Scheme Shareholders at the Court Meeting. The Scheme must be approved by (a) a majority in number of the Scheme Shareholders as of the Voting Record Time that are present and voting (in person or by proxy) and (b) at least 75% of the votes cast by the Company shareholders present and voting (in person or by proxy) at the Court Meeting. Approval of the Scheme is required for consummation of the transaction. For purposes of ensuring that there is more than one Scheme Shareholder of record, certain Company shareholders have effected transfers of some of their Company shares such that such shareholders directly hold a number of Company ordinary shares. The Scheme will also require, among other things, approval by the Company’s shareholders as of the Voting Record Time of the special resolutions being proposed at the Extraordinary General Meeting.

Subject to and conditional upon the Scheme becoming effective, on the terms of and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Aptiv, with Aptiv ceasing to exist and Merger Sub continuing as the surviving entity. Merger Sub will be named “Aptiv Swiss Holdings Limited,” will be a private company, and will be a direct, wholly owned subsidiary of New Aptiv. As a result of the Merger, the separate existence of Aptiv will cease at completion of the Merger, and all property, rights, privileges, powers and franchises of Aptiv will vest in Merger Sub at completion of the Merger, and all debts, liabilities and duties of Aptiv will become the debts, liabilities and duties of Merger Sub at completion of the Merger. It is currently expected that the Merger will complete shortly after the Effective Date.

The terms and conditions of the Merger are contained in the Merger Agreement, a copy of which is attached to this Proxy Statement as Annex C.

3.	Conditions

See “Part 1 – The Transaction and the Special Meetings—The Reorganization—Conditions to Consummation of the Transaction” beginning on page 38 for information regarding conditions to complete the transaction.

4.	Court Meeting and Extraordinary General Meeting

Date, Time, Place and Purpose of the Court Meeting

The Court Meeting is scheduled to be held at Aptiv PLC’s offices at 100 Northern Ave, Boston Massachusetts 02210 on December 2, 2024 at 1:00 p.m. (Eastern time), for Scheme Shareholders on the register of members as of the Voting Record Time to consider and, if thought fit, approve the Scheme. As of October 31, 2024, there were 235,035,739 Company shares outstanding and entitled to vote at each of the Court Meeting and the Extraordinary General Meeting.

At the Court Meeting, voting will be by poll and each Scheme Shareholder present (in person or by proxy) will be entitled to one vote for each Scheme Share held as of the Voting Record Time. The Scheme must be approved by (a) a majority in number of those Scheme Shareholders as of the Voting Record Time that are present and voting (in person or by proxy) and (b) at least 75% of the votes cast by such Scheme Shareholders.

It is important that, for the Court Meeting in particular, as many votes as possible are cast, so that the Court may be satisfied that there is a fair and reasonable representation of opinion of the Scheme Shareholders. You are therefore strongly urged to sign and return your proxy for the Court Meeting as soon as possible. The completion and return of the forms of proxy will not prevent you as a Scheme Shareholder from attending, voting and speaking at either the Court Meeting or the Extraordinary General Meeting, or any adjournment or postponement thereof, in person if you are entitled to do so.

Notice of the Court Meeting is set out at the front of this Proxy Statement. Entitlement to vote at the meeting will be determined by reference to the register of members as of the Voting Record Time. For additional details, see “Part 1 – The Transaction and the Special Meetings—The Special Meetings of Company Shareholders—Voting Your Company Shares” and “Part 1 – The Transaction and the Special Meetings—The Special Meetings of Company Shareholders—Voting Company Shares Held in Street Name” each beginning on page 34.

Date, Time, Place and Purpose of the Extraordinary General Meeting

The Extraordinary General Meeting is scheduled to be held at Aptiv PLC’s offices at 100 Northern Ave, Boston Massachusetts 02210 on December 2, 2024 at 1:15 p.m. (Eastern time), or, if the Court Meeting has not concluded by 1:15 p.m. (Eastern time), as soon as possible after the conclusion of the Court Meeting, for Company shareholders on the register of members as of the Voting Record Time to consider and, if thought fit, approve the resolutions as fully set out in the notice of the Extraordinary General Meeting set out in the section titled “Notice of Extraordinary General Meeting of Aptiv PLC” (the “Resolutions”).

At the Extraordinary General Meeting, voting on the Resolutions will be by poll and each Company shareholder present (in person or by proxy) will be entitled to one vote for each Company share held as of the Voting Record Time. The approval required for Resolutions to be passed is at least two-thirds (2/3) of the votes validly cast in favor of such Resolution (in person or by proxy).

Notice of the Extraordinary General Meeting is set out at the front of this Proxy Statement. Entitlement to notice of and/or to vote at the meeting will be determined by reference to the Company’s register of members as of the Voting Record Time. For additional details, see “Part 1 – The Transaction and the Special Meetings—The Special Meetings of Company Shareholders—Voting Your Company Shares” and “Part 1 – The Transaction and the Special Meetings—The Special Meetings of Company Shareholders—Voting Company Shares Held in Street Name” each beginning on page 34.

Amendment to the Company’s Articles of Association

It is proposed, pursuant to Resolution #1, that the articles of association of Aptiv be amended to ensure that any Company shares issued under any share schemes or otherwise after the Voting Record Time in respect of the Court Meeting and on or prior to the Scheme Record Time will be subject to the Scheme. It is also proposed to amend the articles of association of Aptiv so that any Company shares issued to any person other than New Aptiv after the Scheme Record Time will be automatically acquired by New Aptiv on the same terms of the transaction (other than terms as to timings and formalities). These provisions will avoid any person (other than New Aptiv) being left with Company shares after the Scheme becomes effective.

Entitlement to Vote at the Court Meeting and Extraordinary General Meeting; Quorum

Each shareholder who is entered in the Company’s register of members as of the Voting Record Time will be entitled to attend and vote on all resolutions to be put to the Court Meeting and the Extraordinary General Meeting. If either meeting is adjourned or postponed, only those shareholders on the register of members two business days before the adjourned or postponed meeting will be entitled to attend and vote. Only beneficial owners of Company shares as of the Beneficial Holder Record Time will have the right to direct their broker, bank, trust or other nominee how to vote such Company shares. Shareholders of record do not need to register to attend the Special Meetings.

If your Company shares are held in “street name” by your broker, bank, trust or other nominee, only that holder can vote your Company shares and the vote cannot be cast unless you provide instructions to your broker, bank, trust or other nominee or you obtain a legal proxy from the registered holder of your shares. You should follow the directions provided by your broker, bank, trust or other nominee regarding how to instruct such person to vote your Company shares.

If you are a “street name” holder of Company shares in the Company, as a matter of Jersey law your name will not be entered in the Company’s register of members. Accordingly, if you wish to vote directly (i.e., in your own name) (in person or by proxy) at the Court meeting and/or the Extraordinary General Meeting, you must instruct your relevant broker bank, trust or other nominee to arrange for the transfer of the legal title to such Company shares to you prior to the Voting Record Time and at the same time you should also request forms of proxy for use at the Court Meeting and the Extraordinary General Meeting whether or not you plan to attend those meetings. To register to attend the Extraordinary General Meeting and vote during the meeting, beneficial holders must request a legal proxy from their broker, bank, trust or other nominee. Requests for registration must be received no later than 5:00 p.m. (Eastern time) on November 22, 2024 in order to ensure timely registration.

The presence at the Court Meeting of two or more Scheme Shareholders on the register of members present (in person or by proxy) is necessary to constitute a quorum.

The presence at the Extraordinary General Meeting of a member or members present (in person or by proxy), who represent(s) at least the majority of the total voting rights of all the member or members entitled to attend and vote at the meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Extraordinary General Meeting.

Proxies

Holders of Company shares will receive a single mailing that will include a form of proxy that corresponds to the Court Meeting and a form of proxy that corresponds to the Extraordinary General Meeting. If you hold Company shares in your name as a shareholder of record, you should complete and return both forms of proxy accompanying this document to ensure that your vote is counted at both of the meetings, or at any adjournment or postponement of the meetings, regardless of whether you plan to attend the meetings. You may also authorize a proxy to vote your shares by telephone or over the internet as instructed on the applicable form of proxy.

If you hold your shares in “street name” through a broker, bank, trust or other nominee, you must direct your broker, bank, trust or other nominee how to vote in accordance with the instructions you have received from your broker, bank, trust or other nominee or obtain a legal proxy in your name from the registered holder of your shares.

If you are a shareholder of record of Company shares, you can revoke your proxy or voting instructions or change your vote after you have delivered your proxy or voting instructions in any of the following ways:

•	sign and return by mail a valid form of proxy for the applicable Special Meeting with a later date so that it is received by 11:59 p.m. (Eastern time) on November 29, 2024;

•

before the applicable Special Meeting, provide written notice that you have revoked your proxy for the applicable Special Meeting to the Company’s Assistant Corporate Secretary, as applicable, so that it is received by 11:59 p.m. (Eastern time) on November 29, 2024 at the following address:

Aptiv PLC

5 Hanover Quay, Dublin 2, Ireland D02 VY79

Attention: Assistant Corporate Secretary; or

•	submit revised voting instructions by telephone or over the internet by following the instructions set forth on the applicable form of proxy.

All Company shares represented by valid proxies that Aptiv received through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the forms of proxy.

If you fail to make a specification on your form of proxy as to how you want your shares voted before signing and returning it, your proxy will be voted “FOR” the Scheme and “FOR” the Resolutions.

The Board is not currently aware of any business to be acted upon at the meetings other than the matters described in this Proxy Statement. If, however, other matters are properly brought before the meetings, the persons appointed as proxies will have discretion to vote or act on those matters as in their judgment is in the best interest of Aptiv and its shareholders.

Solicitation of Proxies

Aptiv PLC will pay the cost for soliciting proxies for the Special Meetings. Aptiv PLC will distribute proxy materials and follow-up reminders by mail and electronic means. We have engaged Innisfree M&A Incorporated (“Innisfree”) to assist with the solicitation of proxies. We expect to pay Innisfree an aggregate fee, including reasonable out-of-pocket expenses, of $45,000, depending on the level of services actually provided. Certain Aptiv PLC employees, officers and directors may also solicit proxies by mail, telephone or personal visits but they will not receive any additional compensation for their services.

Aptiv PLC will also reimburse brokers, banks and other nominees for their expenses in forwarding proxy materials to beneficial owners.

5.	Sanction of the Scheme by the Court

Under the Companies Law, the Scheme also requires the sanction of the Court. The hearing by the Court to sanction the Scheme is currently expected to be held on December 13, 2024, subject to the prior satisfaction or waiver of the other conditions set out in the section of this Proxy Statement titled “Part 1 – The Transaction and the Special Meetings—The Reorganization—Conditions to Consummation of the Transaction” beginning on page 38. Company Shareholders are entitled to attend and be heard at the Court Hearing, either in person or through a Jersey advocate, to support or oppose the Scheme. The address of the Court is Royal Court House, Royal Square, St Helier, Jersey JE1 1JG and its telephone number is +44 1534 441 300. The Company will disclose any change in the date of the Court Hearing by public announcement and SEC filing not less than 21 days before the Court Hearing.

Following sanction of the Scheme by the Court, the Scheme will become effective in accordance with its terms upon a copy of the Court order being delivered to the Registrar of Companies.

Upon the Scheme becoming effective, it will be binding on all Scheme Shareholders holding Scheme Shares at the Scheme Record Time (including Cede & Co. who holds Scheme Shares as a nominee and so, in effect, beneficial owners of shares), irrespective of whether or not they attended or voted in favor of, or against, the Scheme at the Court Meeting or in favor of, or against, or abstained from voting on the Resolutions at the Extraordinary General Meeting.

If the Scheme does not become effective by June 30, 2025 (or such later date permitted by the terms of the transaction agreement, as may be agreed in writing by Aptiv and New Aptiv and as the Court may approve (if such approval is required)), the Scheme will not become effective.

The Transaction is subject to a number of conditions which are summarized in the section captioned “Part 1 – The Transaction and the Special Meetings—The Reorganization—Conditions to Consummation of the Transaction” beginning on page 38.

Provided the conditions are satisfied or, to the extent applicable, waived, the Scheme will become effective upon delivery to the Registrar of Companies of a copy of the Court Order of the Court sanctioning the Scheme. Upon the Scheme becoming effective, it will be binding on all Scheme Shareholders, irrespective of whether or not they attended or voted at the Court Meeting or the Extraordinary General Meeting. It is expected that the Scheme will become effective and that Transaction will be completed in 2024.

6.	Merger Requirements

Accompanying Documents for the Merger

In accordance with Article 127F of the Companies Law, this Proxy Statement is accompanied by the following attached hereto as Annex C:

•	a copy of the Merger Agreement;

•	a copy of the notice to creditors in accordance with Article 127FC of the Companies Law;

•

a copy of the certificate signed under Article 127E(5) of the Companies Law, attached hereto as Annex E, certifying that each director of Aptiv has made full inquiry into the affairs of Aptiv and each director reasonably believes that Aptiv is, and will remain until the Merger is completed, able to discharge its liabilities as they fall due; and

•

a copy of the certificate signed under Article 127E(6) of the Companies Law, attached hereto as Annex F, certifying that, in the opinion of each person falling within Article 127E(7) of the Companies Law, Aptiv Swiss Holdings will be able to continue to carry on business and discharge its liabilities as they fall due: (a) on and immediately after the completion of the Merger; and (b) if later, until 12 months after the signing of this certificate.

Statement of Material Interests under Article 127F(2)(a)(v) of the Companies Law:

Aptiv PLC

The directors of Aptiv PLC and their share ownership are listed under “Security Ownership of Management and Directors.”

Following the consummation of the Transaction and immediately prior to the Merger, New Aptiv will be the sole shareholder of Aptiv PLC.

Aptiv Swiss Holdings

Two current Aptiv employees, who also serve as directors of various Aptiv subsidiaries, are directors of Aptiv Swiss Holdings.

New Aptiv is, and immediately prior to the Merger will be, the sole shareholder of Aptiv Swiss Holdings.

7.	Board of Directors, Management and Employees

Upon the Scheme becoming effective, all of the Company’s directors intend to resign from the Board, and, following the subsequent Merger with Aptiv Swiss Holdings, the Company will cease to exist, with Aptiv Swiss Holdings continuing as the surviving entity. When the Reorganization is completed, the Company’s directors immediately prior to the completion of the Reorganization will be the directors of New Aptiv. The duration of the terms of office of the directors of New Aptiv, including the date on which they are next subject to reelection at an annual general meeting, will be the same as those applicable to them at that time in respect of their directorships of the Company.

Information in relation to existing and future indemnification and insurance arrangements to the Company’s current directors and executive officers is set out in paragraph 9 below.

8.	Equity Award Holders

This section describes the treatment of options and share awards in connection with the Scheme.

The Aptiv PLC Long-Term Incentive Plan provides for the granting of various forms of equity awards, including stock options, stock appreciation rights, restricted stock units and restricted stock. Aptiv PLC currently only grants restricted stock units pursuant to the Aptiv PLC Long-Term Incentive Plan and related award agreements that are both time-vesting and performance-vesting.

It is anticipated that in connection with the Transaction, New Aptiv will assume the Aptiv PLC Long-Term Incentive Plan, or make other arrangements for any outstanding awards under the Aptiv PLC Long-Term Incentive Plan to be settled in New Aptiv Shares. To the extent required, the Aptiv PLC Long-Term Incentive Plan will be amended, effective from the Transaction Time, to provide that all outstanding awards relating to

Company Shares will entitle the holder to purchase or receive, or receive benefits or amounts based on, as applicable, an equivalent number of New Aptiv Shares. All equity-based awards outstanding under the Aptiv PLC Long-Term Incentive Plan, which are currently restricted stock units, will otherwise generally be subject to the same terms and conditions as were applicable to such awards immediately prior to the Transaction Time. The rules of the Aptiv PLC Long-Term Incentive Plan and award agreement(s) will continue to apply.

At the Transaction Time, it is currently anticipated that the obligations of Aptiv PLC with respect to each of its employee benefit and/or compensation plans, severance plans, cash incentive plans, trusts, agreements, programs or arrangements will be assumed by New Aptiv and will be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated.

9.	Directors & Executive Officers and the Effect of the Scheme on their Interests

In considering the recommendation of the Board, shareholders should be aware that no person who has been a director or executive officer of Aptiv at any time since the beginning of the last fiscal year, or any associate of any such person, has any substantial interest in the Reorganization, except for any interest arising from his or her ownership of securities of Aptiv. No such person is receiving any extra or special benefit not shared on a pro rata basis by all other holders of shares of Aptiv.

Details of the directors’ interests in Company shares are set out in the section titled “Part 1 – The Transaction and the Special Meetings—Security Ownership of Management and Directors” beginning on page 65. With regard to the Scheme, the directors will receive the same consideration as other Scheme Shareholders in relation to the Scheme Shares in which they are interested.

The Company’s Articles of Association require the Company, among other things and to the extent permitted by law, to indemnify the directors and executive officers against certain liabilities that may arise by reason of their status or service as directors or officers.

See the section entitled “Part 1 – The Transaction and the Special Meetings—The Reorganization—Interests of Certain Persons in the Reorganization” beginning on page 43.

10.	Taxation

The section entitled “Part 1 – The Transaction and the Special Meetings—Material Tax Considerations” beginning on page 47 sets forth the material tax consequences of the proposed transaction.

11.	Transfer, Settlement, Listing and Dealings

On the Effective Date, New Aptiv shall acquire all legal and beneficial title to all of the Scheme Shares, fully paid-up, free from all liens, equities, charges, encumbrances and other interests together with all rights at the Effective Date or thereafter attached thereto including without limitation the rights to receive and retain all dividends and other distributions (if any) announced, declared, made or paid in respect of the Scheme Shares.

For such purposes, the Scheme Shares shall be transferred to New Aptiv and such transfer shall be effected by means of a form of transfer or other instrument or instruction of transfer. Any person may be appointed by New Aptiv as attorney and/or agent and/or otherwise and shall be authorized as such attorney and/or agent and/or otherwise on behalf of the relevant holder of Scheme Shares to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer (whether as a deed or otherwise) of such Scheme Shares in favor of New Aptiv and every form, instrument or instruction of transfer so executed shall be as effective as if it had been executed by the holder or holders of the Scheme Shares thereby transferred.

Following the consummation of the Scheme, all Company shares will be delisted from the NYSE and deregistered under the Exchange Act. The last day of dealings in the Company’s shares on the NYSE is currently expected to be on or about the Effective Date. No transfers of shares in the Company (other than transfers to New Aptiv) will be registered after the Scheme Record Time. At the effective time, any share certificates in respect of the Company’s shares will cease to be valid and should, if so requested by the Company or its agents, be sent to the Company for cancellation.

New Aptiv will appoint the Exchange Agent to effect the technical implementation of the settlement of the Scheme consideration to Scheme Shareholders.

Consideration

Subject to the Scheme becoming effective, settlement of the consideration to which any Scheme Shareholder is entitled under the Transaction will be effected in the following manner:

(a)

New Aptiv will issue and deliver, or cause to be delivered, subject to any required withholding of taxes, one New Aptiv Share for every Scheme Share held at the Scheme Record Time to the persons entitled thereto; and

(b)

If, between the date of the Court Hearing and the Effective Date, the outstanding Company Shares or shares of New Aptiv shall have been changed into, or exchanged for, a different number of shares or a different class of shares by reason of any stock dividend, subdivision, reorganization, reclassification, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock dividend shall be declared with a record date within such period, or any similar event shall have occurred, then the Exchange Ratio shall be equitably adjusted, without duplication, to proportionally reflect such change as the Company may determine.

Settlement

Settlement of the Scheme consideration shall be effected by the Exchange Agent who will perform all necessary steps in order to complete settlement and payment of the consideration under the Scheme. Upon proper surrender to the Exchange Agent of the share certificates or book-entry shares, together with a properly completed and validly executed letter of transmittal, the holder of such share certificates will be entitled to receive in exchange the Scheme consideration, to be delivered within ten business days following the later to occur of (x) the Effective Date or (y) the Exchange Agent’s receipt of such certificate or book-entry share. Alternatively, New Aptiv may appoint a person to sign and deliver a letter of transmittal or other instruction of transfer on behalf of the Scheme Shareholders to the Exchange Agent in accordance with the terms of the Scheme.

All deliveries of notices, certificates, statements of entitlement and/or cheques required to be made under the Scheme shall be made by or on behalf of the Exchange Agent as provided for or in connection with the transaction agreement, to the address appearing in the register of members of Aptiv at the Scheme Record Time or, in the case of joint holders, to the address of the holder whose name stands first in such register in respect of the joint holding concerned at such time.

None of Aptiv, New Aptiv or their respective agents or nominees shall be responsible for any loss or delay in the transmission of the statements of entitlement or cheques sent to Scheme Shareholders which shall be posted at the risk of the Scheme Shareholder concerned.

Certain Effects of the Scheme

At the completion of the Transaction, which is expected in 2024, Aptiv will become a wholly owned subsidiary of New Aptiv. New Aptiv shares issued to former Scheme Shareholders will rank equally in all respects with the existing New Aptiv shares and will be entitled to receive any dividends or other distributions declared or paid by New Aptiv in respect of New Aptiv shares with a record date on or after the date of their issue. Accordingly, former Scheme Shareholders will have an opportunity to vote and share in the future earnings, dividends or growth, if any, of New Aptiv.

12.	Overseas Shareholders

This explanatory statement has been prepared for purposes of complying with the laws of Jersey, and the information disclosed may be different from that which would have been disclosed if this document had been prepared in accordance with the laws of jurisdictions outside Jersey.

As regards overseas shareholders of Aptiv based outside of Jersey (“Overseas Shareholders”), the Transaction may be affected by the laws of the relevant jurisdictions. Such Overseas Shareholders should inform themselves about and observe any applicable legal requirements. It is the responsibility of Overseas Shareholders to satisfy themselves as to the full observance of the laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required, or the compliance with other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction.

Overseas Shareholders are encouraged to consult their local tax and legal advisors.

13.	Action to be Taken

See “Part 1 – The Transaction and the Special Meetings—The Special Meetings of Company Shareholders” beginning on page 31 for a summary of the actions to be taken.

14.	Further Information

The terms of the Scheme are set out in full in “Part 3 – The Scheme of Arrangement” of this Proxy Statement. Your attention is drawn to the conditions and further terms of the Transaction set out in the remaining parts of this document, all of which form part of this explanatory statement.

PART 3 – THE SCHEME OF ARRANGEMENT

THE SCHEME OF ARRANGEMENT

IN THE ROYAL COURT OF JERSEY SAMEDI DIVISION	File No. 108188

IN THE MATTER OF APTIV PLC

-AND-

IN THE MATTER OF THE COMPANIES (JERSEY) LAW 1991, AS AMENDED

SCHEME OF ARRANGEMENT

(under Article 125 of the Companies (Jersey) Law 1991, as amended)

between

APTIV PLC

and

THE HOLDERS OF THE SCHEME SHARES

(as defined below)

PRELIMINARY

(A)	In this Scheme, unless inconsistent with the subject or context, the following expressions have the following meanings:

“Admission”	admission of the New Aptiv Shares to the NYSE;

“Business Day”	any day (excluding any Saturday or Sunday or public or bank holiday) on which banks are generally open for normal banking business in New York and Jersey;

“Companies Law”	the Companies (Jersey) Law 1991, as amended;

“Company”	Aptiv PLC, a public limited company incorporated in Jersey with registered number 108188;

“Company Shareholders”	holders of issued Company Shares from time to time (excluding any treasury shares);

“Company Shares”	ordinary shares of US$0.01 each in the capital of the Company;

“Court”	the Royal Court of Jersey;

“Court Hearing”	the hearing by the Court of the application to sanction this Scheme under Article 125 of the Companies Law;

“Court Meeting”	the meeting of Scheme Shareholders as at the Voting Record Time (including any adjournment thereof), convened with the permission of the Court under Article 125 of the Companies Law to consider and, if thought fit, to approve (with or without modification) this Scheme or any adjournment thereof;

“Court Order”	the Act of the Court sanctioning this Scheme under Article 125 of the Companies Law;

“Effective Date”	the date on which this Scheme becomes effective;

“Exchange Agent”	has the meaning set out in Clause 3(a) of this Scheme;

“Exchange Ratio”	has the meaning set out in Clause 2(a) of this Scheme;

“holder”	registered holder and includes any person entitled by transmission;

“Latest Practicable Date”	5:00 p.m. on November 28, 2024, being the latest practicable date before publication of the scheme Document;

“New Aptiv”	Aptiv Holdings Limited, a company incorporated in Jersey with registered number 156354;

“New Aptiv Shares”	ordinary shares of US$0.01 each in the capital of New Aptiv which are to be issued pursuant to the Scheme;

“NYSE”	the New York Stock Exchange;

“Registrar of Companies”	the Registrar of Companies in Jersey;

“Scheme”	this scheme of arrangement in its present form or with or subject to any modification, addition or condition which the Company and New Aptiv agree and which is approved or imposed by the Court;

“Scheme Document”	the proxy statement or other similar document containing the terms of the scheme and the appropriate explanatory statement in compliance with Article 126(2) of the Companies Law (including a proxy statement) sent to the Company Shareholders, published by the Company in connection with this Scheme;

“Scheme Record Time”	6:00 p.m. (Jersey time) on the date of the Court Hearing, or such later time as the Company and New Aptiv may agree with the consent of the Court (if required);

“Scheme Shareholder”	a holder of Scheme Shares appearing on the register of members of the Company at the Scheme Record Time;

“Scheme Shares”	the Company Shares:

(i) in issue at the date of the scheme Document (excluding any treasury shares);

(ii) (if any) issued after the date of the scheme Document but before the Voting Record Time; and

(iii) (if any) issued at or after the Voting Record Time and before the Scheme Record Time on terms that the original or any subsequent holders shall be, or shall have agreed in writing by such time to be, bound by this Scheme, in each case remaining in issue at the Scheme Record Time; and

“Voting Record Time”	6:00 p.m. (Jersey time) on the day which is two Business Days prior to the date of the Court Meeting or any adjournment thereof (as the case may be).

and references to clauses or paragraphs are to clauses or paragraphs of this Scheme.

All references to “Dollars” and “$” are to the lawful currency of the United States of America.

All references to any statutory provision or law or to any order or regulation shall be construed as a reference to that provision, law, order or regulation as extended, modified, replaced or re-enacted from time to time and all statutory instruments, regulations and orders from time to time made thereunder or deriving validity therefrom.

Words importing the singular shall include the plural and vice versa, and words importing the masculine gender shall include the feminine or neutral gender.

A reference to “includes” shall mean “includes without limitation”, and references to “including” and any other similar term shall be interpreted accordingly.

(B)	As at the Latest Practicable Date, the issued ordinary share capital of the Company consisted of ordinary shares of US$0.01 each.

(C)	New Aptiv was incorporated and registered in Jersey on October 2, 2024 under company number 156354 and registered at 13 Castle Street, St. Helier, Jersey, JE1 1ES.

(D)

New Aptiv has agreed to appear by its Advocate at the Court Hearing and to submit to be bound by and undertake to the Court to be bound by this Scheme and to execute and do, or procure to be executed and done, all such documents, acts or things as may be necessary or desirable to be executed or done by them or on their behalf for the purpose of giving effect to this Scheme.

THE SCHEME

1.	Transfer of Scheme Shares

(a)

On the Effective Date, the Scheme Shares shall be transferred to New Aptiv and/or its nominee(s) credited as fully paid-up, free from all liens, equities, charges, encumbrances and other interests, and together with all rights as at the Effective Date or thereafter attached thereto including without limitation the rights to receive and retain all dividends and other distributions (if any) announced, declared, made or paid in respect of the Scheme Shares.

(b)

For such purposes and to give effect to such transfer to New Aptiv and/or is nominee(s), any person may be appointed by New Aptiv and/or its nominee(s) to execute any form or forms of transfer of any Scheme Shares and every instrument or instruction of transfer so executed or instruction given shall be effective as if it had been executed or given by the holder or holders of the Scheme Shares thereby transferred and every form, instrument or instruction of transfer so executed shall be as effective as if it had been executed by the holder or holders of the Scheme Shares thereby transferred.

(c)

Until the register of members of the Company is updated to reflect the transfer of the Scheme Shares pursuant to Clauses 1(a) and 1(b) above and with effect from the Effective Date, each Scheme Shareholder irrevocably appoints New Aptiv and/or its nominee(s) and/or each of their agents and directors as its attorney and/or agent and/or otherwise to exercise or to direct the exercise on its behalf (in place of and to the exclusion of the relevant Scheme Shareholder) of any voting rights attached to its Scheme Shares and any or all rights and privileges attaching to its Scheme Shares (including the right to requisition the convening of a general meeting of the Company or any class of its shareholders), to sign on behalf of such Scheme Shareholders such documents, and do such things, as may in the opinion of New Aptiv and/or its nominee(s) and/or each of their respective agents and directors (in each case, acting reasonably) be necessary or desirable in connection with the exercise of any voting rights and any or all rights and privileges attaching to such Scheme Shares (including, without limitation, any consent to short notice of a general or separate class meeting or form of proxy or forms of proxy in respect of such Scheme Shares appointing any person nominated by New Aptiv and/or its nominee(s) to attend general and separate class meetings of the Company and authorises the Company to send to New Aptiv and/or its nominee(s) any notice, circular, warrant or other document or communication which may be required to be sent to it as a member of the Company, such that from the Effective Date, no Scheme Shareholder shall be entitled to exercise any voting rights attached to the Scheme Shares or any other rights or privileges attaching to the Scheme Shares.

(d)	The Company shall register or procure the registration of, any transfer(s) of Scheme Shares effected in accordance with Clauses 1(a) and 1(b) of this Scheme.

2.	Consideration for the transfer of Scheme Shares

(a)

In consideration of the transfer of the Scheme Shares to New Aptiv and/or its nominee(s) pursuant to Clause 1, New Aptiv shall (subject to, and in accordance with, the remaining provisions in this Scheme) allot and issue (credited as fully paid) New Aptiv Shares to the Scheme Shareholders (as appearing in the register of members of the Company at the Scheme Record Time) on the following basis:

one New Aptiv Share for every Scheme Share held at the Scheme Record Time (the “Exchange Ratio”).

(b)

If, between the Scheme Record Time and the Effective Date, the outstanding Company Shares or shares of New Aptiv shall have been changed into, or exchanged for, a different number of shares or a different class of shares by reason of any stock dividend, subdivision, reorganization, reclassification, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock dividend shall be declared with a record date within such period, or any similar event shall have occurred, then the Exchange Ratio shall be equitably adjusted, without duplication, to proportionally reflect such change as the Company may determine.

3.	Settlement

(a)

Settlement shall be effected by way of the appointment by New Aptiv of an exchange agent under the terms of an exchange agent agreement with New Aptiv (the “Exchange Agent”) where the Exchange Agent will perform all necessary steps in order to complete settlement of the consideration under the scheme on the Effective Date as set out in clause 2.

(b)

All deliveries of notices, certificates, statements of entitlement required to be made under this Scheme shall be made by or on behalf of the Exchange Agent, to the address appearing in the register of members of the Company at the Scheme Record Time or, in the case of joint holders, to the address of the holder whose name stands first in such register in respect of the joint holding concerned at such time.

(c)

None of the Company, New Aptiv or their respective agents or nominees shall be responsible for any loss or delay in the transmission of the statements of entitlement sent to Scheme Shareholders in accordance with this paragraph, which shall be posted at the risk of the Scheme Shareholder concerned.

4.	Certificates in respect of Scheme Shares

With effect from and including the Effective Date:

(a)

all certificates representing Scheme Shares, if any, shall cease to be valid as documents of title to the Scheme Shares comprised therein and every holder of Scheme Shares shall be bound at the request of the Company to deliver such certificates(s) for cancellation to the Company or to any person appointed by the Company to receive the same; and

(b)	appropriate entries will be made in the register of members of the Company with effect from the Effective Date to reflect the transfer of the Scheme Shares.

5.	Mandates

All mandates relating to the payment of dividends on any Scheme Shares and other instructions (including communications preferences) given to the Company by Scheme Shareholders in force at the Scheme Record Time relating to Scheme Shares shall, as from the Effective Date, cease to be valid.

6.	Effective time

(a)	This Scheme shall become effective as soon as the Court Order shall have been delivered to the Registrar of Companies in Jersey for registration.

(b)	Unless this Scheme has become effective on or before June 30, 2025 or such later date, if any, as the Company and New Aptiv may agree and the Court may allow, this Scheme shall never become effective.

7.	Modification

The Company and New Aptiv may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or to any condition which the Court may think fit to approve or impose.

8.	Governing Law

This Scheme is governed by Jersey law and is subject to the exclusive jurisdiction of the Jersey courts.

November 6, 2024

Annex A

New Aptiv

Memorandum and Articles of Association

COMPANIES (JERSEY) LAW 1991

MEMORANDUM

AND

ARTICLES OF ASSOCIATION

OF

APTIV PLC

a par value public limited company

Company number: 156354

Carey Olsen

47 Esplanade

St. Helier

Jersey

JE1 0BD

Channel Islands

COMPANIES (JERSEY) LAW 1991 (the “Law”)

MEMORANDUM OF ASSOCIATION

OF

APTIV PLC

(the “Company”)

a par value public limited company

1.	INTERPRETATION

Words and expressions contained in this Memorandum of Association have the same meanings as in the Law.

2.	COMPANY NAME

The name of the Company is Aptiv PLC.

3.	TYPE OF COMPANY

3.1	The Company is a public company.

3.2	The Company is a par value company.

4.	NUMBER OF SHARES

The share capital of the Company is US$12,500,000 divided into 1,200,000,000 ordinary shares of US$0.01 each and 50,000,000 preferred shares of US$0.01 each (which may be issued in such class or classes as the Directors may determine in accordance with the Articles of Association of the Company).

5.	LIABILITY OF MEMBERS

The liability of a Member arising from the holding of a share in the Company is limited to the amount (if any) unpaid on it.

COMPANIES (JERSEY) LAW 1991

ARTICLES OF ASSOCIATION

OF

APTIV PLC

a par value public limited company

CONTENTS

1. INTERPRETATION	A-6

2. SHARE CAPITAL	A-8

3. SHARE PREMIUM ACCOUNT	A-11

4. ALTERATION OF SHARE CAPITAL	A-11

5. VARIATION OF RIGHTS	A-11

6. REGISTER OF MEMBERS	A-12

7. SHARE CERTIFICATES	A-12

8. LIEN	A-13

9. CALLS ON SHARES	A-13

10. FORFEITURE OF SHARES	A-14

11. TRANSFER OF SHARES	A-15

12. TRANSMISSION OF SHARES	A-16

13. GENERAL MEETINGS	A-17

14. CLASS MEETINGS	A-17

15. NOTICE OF GENERAL MEETINGS	A-17

16. PROCEEDINGS AT GENERAL MEETINGS	A-18

17. VOTES OF MEMBERS	A-19

18. CORPORATE MEMBERS	A-22

19. DIRECTORS	A-22

20. ALTERNATE DIRECTORS	A-22

21. POWERS OF DIRECTORS	A-23

22. DELEGATION OF DIRECTORS’ POWERS	A-23

23. APPOINTMENT OF DIRECTORS	A-23

24. RESIGNATION, DISQUALIFICATION AND REMOVAL OF DIRECTORS	A-25

25. REMUNERATION AND EXPENSES OF DIRECTORS	A-25

26. EXECUTIVE DIRECTORS	A-25

27. DIRECTORS’ INTERESTS	A-26

28. PROCEEDINGS OF DIRECTORS	A-26

29. MINUTE BOOK	A-28

30. SECRETARY	A-28

31. THE SEAL	A-29

32. AUTHENTICATION OF DOCUMENTS	A-29

33. DIVIDENDS	A-29

34. CAPITALISATION OF PROFITS	A-31

35. ACCOUNTS AND AUDIT	A-31

36. NOTICES	A-32

37. WINDING UP	A-33

38. INDEMNITY	A-33

39. FIXING RECORD DATE	A-33

40. UNTRACED MEMBERS	A-34

41. NON-APPLICATION OF STANDARD TABLE	A-34

COMPANIES (JERSEY) LAW 1991

ARTICLES OF ASSOCIATION

OF

APTIV HOLDINGS LIMITED

a par value public limited company

1.	INTERPRETATION

1.1	In these Articles, unless the context or law otherwise requires, the following words and expressions shall have the meanings respectively assigned to them below:

1.1.1	“Annual General Meeting” has the meaning ascribed to it in Article 13.2;

1.1.2	“these Articles” means these Articles of Association in their present form or as from time to time amended;

1.1.3	“Auditors” means the auditors of the Company appointed pursuant to these Articles;

1.1.4	“Bankrupt” has the meaning ascribed to it in the Interpretation (Jersey) Law, 1954;

1.1.5

“Clear Days” means in relation to the period of a Notice that period excluding the day when the Notice is served or deemed to be served and the day for which it is given or on which it is to take effect;

1.1.6	“Company” means the company incorporated under the Law in respect of which these Articles have been registered;

1.1.7	“Directors” or “Board of Directors” means the directors of the Company for the time being;

1.1.8	“electronic” has the meaning given to the word “electronic” in the Electronic Communications Law;

1.1.9	“Electronic Communications Law” means the Electronic Communications (Jersey) Law 2000;

1.1.10	“electronic signature” has the meaning given to the expression “electronic signature” in the Electronic Communications Law;

1.1.11	“Exchange Act” has the meaning ascribed to it in Article 23.6;

1.1.12	“Extraordinary General Meeting” has the meaning ascribed to it in Article 13.2;

1.1.13	“Group” means the Aptiv group of companies from time to time;

1.1.14	“Group Company” means any company (including the Company) which is part of the Group;

1.1.15	“Holder” means in relation to shares the Member whose name is entered in the Register as the holder of the shares;

1.1.16	“the Law” means the Companies (Jersey) Law 1991 and any subordinate legislation from time to time made thereunder, including any statutory modifications or re-enactments for the time being in force;

1.1.17	“Member” means the subscribers to the Memorandum of Association of the Company and any other Person whose name is entered in the Register as the Holder of shares in the Company;

1.1.18	“Month” means calendar month;

1.1.19	“Notice” means a notice in Writing unless otherwise specifically stated;

1.1.20	“Office” means the registered office of the Company;

1.1.21	“Officer” includes a Secretary but otherwise has the meaning ascribed to it in the Law;

1.1.22	“Ordinary Resolution” means a resolution of the Company in general meeting adopted by a simple majority of the votes cast at that meeting;

1.1.23	“Ordinary Share” means an ordinary share in the capital of the Company with a nominal value of US$0.01 and having the rights attaching thereto prescribed in these Articles;

1.1.24	“Paid Up” includes credited as paid up;

1.1.25	“Persons” includes associations and bodies of persons, whether corporate or unincorporate;

1.1.26

“Preferred Share” means a preferred share in the capital of the Company with a nominal value of US$0.01 designated as a Preferred Share by the Directors and allotted and issued in one or more classes in accordance with the provisions of the Law and these Articles and having the rights provided for in these Articles and in any Statement of Rights. In these Articles, except when referred to under their separate classes, the term Preferred Shares shall mean all such shares;

1.1.27	“Present”:

(a)

in relation to general meetings of the Company and to meetings of the Holders of any class of shares includes present in person or present by attorney or by proxy or in the case of a corporate shareholder by representative; and

(b)

in relation to Virtual Meetings means present by means of participating in a communication in accordance with the Law and, in relation to physical meetings at which Virtual Attendance is permitted, includes present by way of Virtual Attendance in accordance with the Law, but a Member shall not be regarded as Present at a meeting unless the Member is entitled to attend and vote at that meeting;

1.1.28	“Register” means the register of Members required to be kept pursuant to Article 41 of the Law;

1.1.29	“Seal” means the common seal of the Company;

1.1.30

“Secretary” means any Person appointed to perform any of the duties of secretary of the Company (including an assistant or deputy secretary) and in the event of two or more Persons being appointed as joint secretaries any one or more of the Persons so appointed;

1.1.31

“Signed” includes a signature or representation of a signature affixed by mechanical or other means (including electronic) and where a document is to be signed by a company, an association or a body of Persons the word “Signed” shall be construed as including the signature of a duly authorised representative on its behalf as well as any other means by which it would normally execute the document;

1.1.32	“Special Resolution” means a resolution of the Company passed as a special resolution in accordance with the Law;

1.1.33

“Statement of Rights” in relation to each class of Preferred Share, a memorandum approved by the Directors setting out the specific rights and obligations attaching to the Preferred Shares of such class which are in addition to those rights and obligations contained in and determined in accordance with these Articles;

1.1.34	“subsidiary” has the meaning ascribed to it by Article 2(1) of the Law;

1.1.35

“Virtual Attendance” means the attendance at a meeting by persons entitled to do so solely by means of participating in a communication in accordance with the Law where certain other persons entitled to do so attend that meeting by being physically present together at a meeting place;

1.1.36

“Virtual Meeting” means a meeting at which all persons (being persons entitled to participate in that meeting) participate in that meeting solely by means of participating in a communication in accordance with the Law; and

1.1.37	“in Writing” includes written, printed, telexed, electronically transmitted or represented or reproduced by any other mode of representing or reproducing words in a visible form.

1.2

Save as defined herein and unless the context otherwise requires, words or expressions contained in these Articles shall bear the same meaning as in the Law but excluding any statutory modification thereof not in force when these Articles become binding on the Company.

1.3	In these Articles, unless the context or law otherwise requires:

1.3.1

where, in relation to a document in electronic form, these Articles refer to “executed”, the reference is to such document being “signed” within the meaning of the Electronic Communications Law, and “execute” and “execution” shall be construed accordingly;

1.3.2

references to a document or information being “sent”, “supplied” or “given” to or by a person mean such document or information, or a copy of such document or information, being sent, supplied, given, delivered, issued or made available to or by, or served on or by, or deposited with or by that person by any method authorised by these Articles, and “sending”, “supplying” and “giving” shall be construed accordingly;

1.3.3

references to “writing” mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether in electronic form or otherwise, and “written” shall be construed accordingly;

1.3.4	words and expressions which are cognate to those defined in Article 1.1 shall be construed accordingly;

1.3.5	the word “may” shall be construed as permissive and the word “shall” shall be construed as imperative;

1.3.6	words importing the singular number only shall be construed as including the plural number and vice versa;

1.3.7	words importing the masculine gender only shall be construed as including the feminine and neuter genders;

1.3.8	the word “dividend” has the meaning ascribed to the word “distribution” in Article 114 of the Law;

1.3.9

references to enactments are to such enactments as are from time to time modified, re-enacted or consolidated and shall include any enactment made in substitution for an enactment that is repealed; and

1.3.10	references to a numbered Article are to the Article so numbered of these Articles.

1.4	The clause and paragraph headings in these Articles are for convenience only and shall not be taken into account in the construction or interpretation of these Articles.

2.	SHARE CAPITAL

2.1

The share capital of the Company is as specified in the Memorandum of Association and the shares of the Company shall have the rights and be subject to the conditions contained in these Articles and, in the case of any Preferred Share of any class to the Statement of Rights relating thereto.

2.2	The rights attaching to Ordinary Shares are as follows:

2.2.1	As regards income – Subject to the Law and the provisions of these Articles, each Ordinary Share shall confer on the holder thereof the right to receive such profits of the Company available for distribution as the Directors may declare or the Members may resolve by Ordinary Resolution after any payment to the Members holding shares of any other class other than Ordinary Shares of any amount then payable in accordance with the relevant Statement of Rights or other terms of issue of that class.

2.2.2

As regards capital – If the Company is wound up, the holder of an Ordinary Share shall be entitled, following payment to the Members holding shares of any other class other than Ordinary Shares of all amounts then payable to them in accordance with the relevant Statement of Rights or other terms of issue of that class, to repayment of the nominal amount of the capital paid up thereon and thereafter any surplus assets of the Company then remaining shall be distributed pari passi among the holders of the Ordinary Shares in proportion to the amounts paid up thereon (whether on account of the nominal value of the shares or by way of premium).

2.2.3

As regards voting – At any general meeting of the Company and any separate class meeting of the holders of Ordinary Shares every holder of Ordinary Shares who is present in person or by proxy shall have one vote for every Ordinary Share of which he is the holder.

2.2.4	As regards redemption – the Ordinary Shares are not redeemable (without prejudice to Articles 2.8 and 2.14).

2.3

Subject to the provisions of these Articles, the rights and obligations attaching to any Preferred Share shall be determined at the time of issue by the Directors in their absolute discretion. Each Preferred Share shall be issued by the Directors on behalf of the Company as part of a class. The rights and obligations attaching to each class of Preferred Shares in addition to those set out in these Articles shall be set out in a Statement of Rights.

2.4	The Statement of Rights in respect of each class of Preferred Shares may, without limitation, comprise or include:-

2.4.1	the class to which each Preferred Share shall belong, such class to be designated with a class number and, if the Directors so determine, title;

2.4.2	details of any dividends payable in respect of the relevant class;

2.4.3	details of rights attaching to shares of the relevant class to receive a return of capital on a winding up of the Company;

2.4.4

details of the voting rights attaching to shares of the relevant class (which may provide, without limitation, that each Preferred share shall have more than one vote on a poll at any general meeting of the Company);

2.4.5

a statement as to whether shares of the relevant class are redeemable (either at the option of the Shareholder and/or the Company) and, if so, on what terms such shares are redeemable (including, without limitation, and only if so determined by the Directors, the amount for which such shares shall be redeemed (or a method or formula for determining the same) and the date on which they shall be redeemed);

2.4.6	a statement as to whether shares of the relevant class are convertible (either at the option of the Shareholder and/or the Company) and, if so, on what terms such shares are convertible;

2.4.7	any other rights, obligations and restrictions attaching to Preferred Shares of any class as the Directors may determine in their discretion; and/or

2.4.8	the price at which shares of the relevant class shall be issued.

2.5	Once a Statement of Rights has been adopted for a class of Preferred Share, then:-

2.5.1	it shall be binding on Members and Directors as if contained in these Articles;

2.5.2	the provisions of Article 5.1 shall apply to any variation or abrogation thereof that may be effected by the Company;

2.5.3	each Statement of Rights shall be filed on behalf of the Company with the Registrar of Companies in Jersey pursuant to and in accordance with Article 54 of the Law;

2.5.4

all moneys payable on or in respect of any Preferred Share which is the subject thereof (including, without limitation, the subscription and any redemption moneys in respect thereof) shall be paid in the currency for which such Preferred Share is issued; and

2.5.5

upon the redemption of a Preferred Share (if it is redeemable) pursuant to the Statement of Rights relating thereto, the holder thereof shall cease to be entitled to any rights in respect thereof and accordingly his name shall be removed from the Register and the share shall thereupon be cancelled.

2.6

Without prejudice to any special rights for the time being conferred on the Holders of any shares or class of shares (which special rights shall not be varied or abrogated except with such consent or sanction as is hereinafter provided) any share or class of shares in the capital of the Company may be issued with such preferred, deferred or other special rights or such restrictions whether in regard to dividends, return of capital, voting or otherwise as the Directors may from time to time determine.

2.7	The Company may issue fractions of shares in accordance with and subject to the provisions of the Law provided that:

2.7.1	a fraction of a share shall be taken into account in determining the entitlement of a Member as regards dividends or on a winding up; and

2.7.2	a fraction of a share shall not entitle a Member to a vote in respect thereof.

2.8	Otherwise than as set out in Article 2.14 and subject to the provisions of the Law, the Company may from time to time:

2.8.1	issue; or

2.8.2	convert any existing non-redeemable shares (whether issued or not) into,

shares which are to be redeemed or are liable to be redeemed at the option of the Company or at the option of the Holder thereof and on such terms and in such manner as may be determined by Special Resolution.

2.9

Subject to the provisions of the Law, the Company may purchase its own shares of any class (including redeemable shares) and in relation thereto, neither the Company nor the Directors shall be required to select the shares to be purchased rateably or in any other particular manner as between the holders of shares of the same class or as between them and the holders of shares of any other class or in accordance with the rights as to dividends or capital conferred by any class of shares.

2.10

Subject to the provisions of these Articles, the unissued shares for the time being in the capital of the Company shall be at the disposal of the Directors who may allot, grant options over or otherwise dispose of them to such Persons at such times and generally on such terms and conditions as they think fit. Securities, contracts, warrants or other instruments evidencing any Preferred or Ordinary Shares, option rights, securities having conversion or option rights or obligations may also be issued by the Directors without the approval of the Members or entered into by the Company upon a resolution of the Directors to that effect on such terms, conditions and other provisions as are fixed by the Directors including, without limitation, conditions that preclude or limit any person owning or offering to acquire a specified number or percentage of the shares of the Company in issue, other shares, option rights, securities having conversion or option rights or obligations of the Company or the transferee of such person from exercising, converting, transferring or receiving the shares, option rights, securities having conversion or option rights or obligations.

2.11

The Directors may allot and issue shares in the Company to any person without any obligation to offer such shares to the Members (whether in proportion to the existing shares held by them or otherwise).

2.12

The Company may pay commissions as permitted by the Law. Subject to the provisions of the Law any such commission may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly in one way and partly in the other.

2.13

Except as otherwise provided by these Articles or by law, no Person shall be recognised by the Company as holding any share upon any trust and the Company shall not be bound by or be compelled in any way to recognise any equitable, contingent, future or partial interest in any share or any interest in any fraction of a share or any other right in respect of any share except an absolute right to the entirety thereof in the Holder.

2.14

Notwithstanding any other provision of these Articles, and subject to the provisions of the Law, where the Company wishes to purchase its own shares the Directors shall have the authority to instead elect to convert any or all of those shares into redeemable shares that shall be redeemed by the Company upon such terms and conditions as the Directors may decide at the relevant time. The Directors may convert, and the Company may redeem, any relevant shares in accordance with this Article as they in their absolute discretion decide and there shall be no obligation on the Directors or Company to offer to convert and redeem any other shares held by any other Members and no Member shall have any rights to require their shares to be considered for conversion and redemption.

2.15	Subject to the provisions of the Law, the Company may hold as treasury shares any shares purchased or redeemed by it.

3.	SHARE PREMIUM ACCOUNT

3.1

Except as provided in Article 3.2, where the Company issues shares at a premium, the amount or value (as determined by the Directors) of any premiums shall be transferred, as and when the premiums are Paid Up, to a share premium account which shall be kept in the books of the Company in the manner required by the Law. The sums for the time being standing to the credit of the share premium account shall be applied only in accordance with the Law.

3.2

Where the Law permits the Company to refrain from transferring any amount to a share premium account, that amount need not be so transferred; but the Directors may if they think fit nevertheless cause all or any part of such amount to be transferred to the relevant share premium account.

3.3	The Directors may transfer an amount to a share premium account of the Company from any other account of the Company (other than the capital redemption reserve or the nominal capital account).

4.	ALTERATION OF SHARE CAPITAL

4.1	The Company may by Special Resolution alter its share capital as stated in the Memorandum of Association in any manner permitted by the Law.

4.2	Any new shares created on an increase or other alteration of share capital shall be issued upon such terms and conditions as the Company may by Ordinary Resolution determine.

4.3

Any capital raised by the creation of new shares shall, unless otherwise provided by the conditions of issue of the new shares, be considered as part of the original capital and the new shares shall be subject to the provisions of these Articles with reference to the payment of calls, transfer and transmission of shares, lien or otherwise applicable to the existing shares in the Company.

4.4	Subject to the provisions of the Law the Company may by Special Resolution reduce its share capital and its share premium account in any way.

5.	VARIATION OF RIGHTS

5.1

Whenever the capital of the Company is divided into different classes of shares the special rights attached to any class may (unless otherwise provided by the terms of issue of the shares of that class) be varied or abrogated either whilst the Company is a going concern or during or in contemplation of a winding up with the sanction of an Ordinary Resolution passed at a separate meeting of the Holders of shares of that class.

5.2

To every such separate meeting all the provisions of these Articles and of the Law relating to general meetings of the Company or to the proceedings thereat shall apply mutatis mutandis except that the necessary quorum shall be a Person or Persons together holding or representing a majority of the issued shares of that class but so that if at any adjourned meeting of such Holders a quorum as above defined is not Present those Holders who are Present shall be a quorum.

5.3

The special rights conferred upon the Holders of any shares or class of shares issued with preferred, deferred or other special rights shall (unless otherwise expressly provided by the conditions of issue of such shares) be deemed not to be varied by the creation or issue of further shares ranking ahead, after or pari passu therewith. The rights conferred upon the holders of Ordinary Shares shall be deemed not to be varied by the creation or issue of any Preferred Shares or any other class of preferred or preference share with such special rights attaching to them as may be set out in a Statement of Rights or other terms of issue or the redemption or conversion of Preferred Shares of any class or preferred or preference shares of any class in accordance with the applicable Statement of Rights or other terms of issue. The rights conferred upon the holders of Ordinary Shares shall be deemed not to be varied by the conversion and redemption of Ordinary Shares in accordance with Article 2.14 or any purchase or redemption by the Company of its own shares.

6.	REGISTER OF MEMBERS

6.1

The Directors shall maintain or cause to be maintained a Register in the manner required by the Law. The Register shall be kept at the Office or at such other place in the Island of Jersey as the Directors from time to time determine. In each year the Directors shall prepare or cause to be prepared and filed an annual return containing the particulars required by the Law.

6.2	The Company shall not be required to enter the names of more than four joint Holders in the Register.

7.	SHARE CERTIFICATES

7.1	Every Member shall be entitled on application to the Company in Writing:

7.1.1

without payment upon becoming the Holder of any shares to one certificate for all the shares of each class held by him and upon transferring a part only of the shares comprised in a certificate to a new certificate for the remainder of the shares so comprised; or

7.1.2	upon payment of such reasonable sum for each certificate as the Directors shall from time to time determine to several certificates each for one or more of his shares of any class.

7.2

Following an application to the Company in Writing by the Member pursuant to Article 7.1, a certificate shall be issued within two Months after allotment or lodgment of transfer (or within such other period as the conditions of issue shall provide) and shall be executed by the Company. A certificate may be executed:

7.2.1	if the Company has a Seal, by causing a seal of the Company to be affixed to the certificate in accordance with these Articles; or

7.2.2

whether or not the Company has a Seal, by the signature on behalf of the Company of two Directors or one Director and the Secretary or two authorised persons and such signature may be affixed to any certificate by facsimile or any other electronic or mechanical means, or by printing the signature on it.

Every certificate shall further specify the shares to which it relates and the amount Paid Up thereon and if so required by the Law the distinguishing numbers of such shares.

7.3

The Company shall not be bound to issue more than one certificate in respect of a share held jointly by several Persons and delivery of a certificate for a share to one of several joint Holders shall be sufficient delivery to all such Holders.

7.4

If a share certificate shall be worn out, defaced, lost or destroyed a duplicate certificate may be issued on payment of such reasonable fee and on such terms (if any) as to evidence and indemnity and the payment of out-of-pocket expenses of the Company in relation thereto as the Directors think fit.

8.	LIEN

8.1

The Company shall have a first and paramount lien on every share (not being a fully paid share) for all monies (whether presently payable or not) called or payable at a fixed time in respect of that share. The Company’s lien (if any) on a share shall extend to all dividends or other monies payable thereon or in respect thereof. The Directors may resolve that any share shall for such period as they think fit be exempt from the provisions of this Article.

8.2

The Company may sell in such manner as the Directors think fit any shares on which the Company has a lien but no sale shall be made unless the monies in respect of which such lien exists or some part thereof are or is presently payable nor until fourteen Clear Days have expired after a Notice stating and demanding payment of the monies presently payable and giving Notice of intention to sell in default shall have been served on the Holder for the time being of the shares or the Person entitled thereto by reason of the death, bankruptcy or incapacity of such Holder.

8.3

To give effect to any such sale the Directors may authorise some Person to execute an instrument of transfer of the shares sold to the purchaser thereof. The purchaser shall be registered as the Holder of the shares so transferred and he shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

8.4

The net proceeds of such sale after payment of the costs of such sale shall be applied in or towards payment or satisfaction of the debt or liability in respect of which the lien exists so far as the same is presently payable and any residue shall (subject to a like lien for debts or liabilities not presently payable as existed upon the shares prior to the sale) be paid to the Person entitled to the shares at the time of the sale.

9.	CALLS ON SHARES

9.1

The Directors may subject to the provisions of these Articles and to any conditions of allotment from time to time make calls upon the Members in respect of any monies unpaid on their shares (whether on account of the nominal value of the shares or by way of premium) and each Member shall (subject to being given at least fourteen Clear Days’ Notice specifying the time or times and place of payment) pay to the Company at the time or times and place so specified the amount called on his shares.

9.2	A call may be required to be paid by instalments.

9.3	A call may before receipt by the Company of any sum due thereunder be revoked in whole or in part and payment of a call may be postponed in whole or in part.

9.4	A Person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the shares in respect whereof the call was made.

9.5	A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed.

9.6	The joint Holders of a share shall be jointly and severally liable to pay all calls and all other payments to be made in respect of such share.

9.7

If a sum called in respect of a share is not paid before or on the day appointed for payment thereof the Person from whom the sum is due may be required to pay interest on the sum from the day appointed for payment thereof to the time of actual payment at a rate determined by the Directors but the Directors shall be at liberty to waive payment of such interest wholly or in part.

9.8

Any sum which by or pursuant to the terms of issue of a share becomes payable upon allotment or at any fixed date whether on account of the nominal value of the share or by way of premium shall for the purposes of these Articles be deemed to be a call duly made and payable on the date on which by or pursuant to the terms of issue the same becomes payable and in case of non-payment all the relevant provisions of these Articles as to payment of interest, forfeiture, surrender or otherwise shall apply as if such sum had become due and payable by virtue of a call duly made and notified.

9.9	The Directors may on the issue of shares differentiate between the Holders as to the amount of calls to be paid and the times of payment.

9.10

The Directors may if they think fit receive from any Member an advance of monies which have not yet been called on his shares or which have not yet fallen due for payment. Such advance payments shall, to their extent, extinguish the liability in respect of which they are paid. The Company may pay interest on any such advance, at such rate as the Directors think fit, for the period covering the date of payment to the date (the “Due Date”) when the monies would have been due had they not been paid in advance. For the purposes of entitlement to dividends, monies paid in advance of a call or instalment shall not be treated as paid until the Due Date.

10.	FORFEITURE OF SHARES

10.1

If a Member fails to pay any call or instalment of a call on or before the day appointed for payment thereof the Directors may at any time thereafter during such time as any part of such call or instalment remains unpaid serve a Notice on him requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued and any costs, charges and expenses which may have been incurred by the Company by reason of such non-payment.

10.2

The Notice shall name a further day (not earlier than the expiration of fourteen Clear Days from the date of service of such Notice) on or before which the payment required by the Notice is to be made and the place where payment is to be made and shall state that in the event of non-payment at or before the time appointed and at the place appointed the shares in respect of which the call was made will be liable to be forfeited.

10.3

If the requirements of any such Notice as aforesaid are not complied with any share in respect of which such Notice has been given may at any time thereafter before payment of all calls and interest due in respect thereof has been made be forfeited by a resolution of the Directors to that effect and such forfeiture shall include all dividends which shall have been declared on the forfeited shares and not actually paid before the forfeiture.

10.4

When any share has been forfeited in accordance with these Articles, Notice of the forfeiture shall forthwith be given to the Holder of the share or the Person entitled to the share by transmission as the case may be and an entry of such Notice having been given and of the forfeiture with the date thereof shall forthwith be made in the Register opposite to the entry of the share but no forfeiture shall be invalidated in any manner by any omission or neglect to give such Notice or to make such entry as aforesaid.

10.5

The Directors may, at any time after serving a Notice in accordance with Article 10.1, accept from the Member concerned the surrender of such shares as are the subject of the Notice, without the need otherwise to comply with the provisions of Articles 10.1 to 10.4. Any such shares shall be surrendered immediately and irrevocably upon the Member delivering to the Company the share certificate for the shares and such surrender shall also constitute a surrender of all dividends declared on the surrendered shares but not actually paid before the surrender. The Company shall, upon such surrender forthwith make an entry in the Register of the surrender of the share with the date thereof but no surrender shall be invalidated in any manner by any omission or neglect to make such entry as aforesaid.

10.6

A forfeited or surrendered share shall become the property of the Company and may be sold, re-allotted or otherwise disposed of either to the Person who was before forfeiture or surrender the Holder thereof or entitled thereto or to any other Person upon such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or other disposition the forfeiture or surrender may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited or surrendered share is to be transferred to any Person the Directors may authorise some Person to execute an instrument of transfer of the share to that Person.

10.7

A Member whose shares have been forfeited or surrendered shall cease to be a Member in respect of the forfeited or surrendered shares and shall (if he has not done so already) surrender to the Company for cancellation the certificate for the shares forfeited or surrendered. Notwithstanding the forfeiture or the surrender such Member shall remain liable to pay to the Company all monies which at the date of forfeiture or surrender were presently payable by him in respect of those shares with interest thereon at the rate at which interest was payable before the forfeiture or surrender or at such rate as the Directors may determine from the date of forfeiture or surrender until payment, provided that the Directors may waive payment wholly or in part or enforce payment without any allowance for the value of the shares at the time of forfeiture or surrender or for any consideration received on their disposal.

10.8

A declaration under oath by a Director or the Secretary (or by an Officer of a corporate Secretary) that a share has been duly forfeited or surrendered on a specified date shall be conclusive evidence of the facts therein stated as against all Persons claiming to be entitled to the share. The declaration and the receipt of the Company for the consideration (if any) given for the share on the sale re-allotment or disposal thereof together with the certificate for the share delivered to a purchaser or allottee thereof shall (subject to the execution of an instrument of transfer if the same be so required) constitute good title to the share. The Person to whom the share is sold, re-allotted or disposed of shall be registered as the Holder of the share and shall not be bound to see to the application of the consideration (if any) nor shall his title to the share be affected by any irregularity in or invalidity of the proceedings in respect of the forfeiture, surrender, sale, re-allotment or disposal of the share.

11.	TRANSFER OF SHARES

11.1	Save as otherwise permitted under the provisions of the Law, all transfers of shares shall be effected using an instrument of transfer.

11.2	Save as otherwise permitted under the provisions of the Law, the instrument of transfer of any share shall be in Writing in any usual common form or any form approved by the Directors.

11.3

The instrument of transfer of any share shall be Signed by or on behalf of the transferor and in the case of an unpaid or partly paid share by the transferee. The transferor shall be deemed to remain the Holder of the share until the name of the transferee is entered in the Register in respect thereof.

11.4	The Directors may in their absolute discretion and without assigning any reason therefor:

11.4.1	refuse to register any transfer of partly paid shares or any transfer of shares on which the Company has a lien; and

11.4.2	refuse to register any transfer if such transfer is:

(a)

of shares that were not registered under the U.S. Securities law and such transfer is being made pursuant to an exemption from registration under the U.S. securities laws unless the transferor provides evidence satisfactory to the Directors that such transfer satisfies the terms of such exemption; or

(b)	prohibited by the terms of any contract or undertaking to which the transferor is a party of which the Company is aware,

but shall not otherwise refuse to register a transfer of shares made in accordance with these Articles.

11.5	The Directors may also refuse to register the transfer of a share unless the instrument of transfer:

11.5.1

is lodged at the Office or at such other place as the Directors may appoint accompanied by the certificate for the shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer;

11.5.2	is in respect of only one class of shares; and

11.5.3	is in favour of not more than four transferees.

11.6

If the Directors refuse to register a transfer of a share they shall within two Months after the date on which the instrument of transfer was lodged with the Company send to the proposed transferor and transferee Notice of the refusal.

11.7

All instruments of transfer relating to transfers of shares which are registered shall be retained by the Company but any instrument of transfer relating to transfers of shares which the Directors decline to register shall (except in any case of fraud) be returned to the Person depositing the same.

11.8	The registration of transfers of shares or of transfers of any class of shares may not be suspended.

11.9

Unless otherwise decided by the Directors in their sole discretion no fee shall be charged in respect of the registration of any instrument of transfer or other document relating to or affecting the title to any share.

11.10

In respect of any allotment of any share the Directors shall have the same right to decline to approve the registration of any renouncee of any allottee as if the application to allot and the renunciation were a transfer of a share under these Articles.

12.	TRANSMISSION OF SHARES

12.1

In the case of the death of a Member the survivor or survivors where the deceased was a joint Holder and the executors or administrators of the deceased where he was a sole or only surviving Holder shall be the only Persons recognised by the Company as having any title to his interest in the shares but nothing in this Article shall release the estate of a deceased joint Holder from any liability in respect of any share which had been jointly held by him.

12.2

Any Person becoming entitled to a share in consequence of the death, bankruptcy or incapacity of a Member may upon such evidence as to his title being produced as may from time to time be required by the Directors and subject as hereinafter provided elect either to be registered himself as the Holder of the share or to have some Person nominated by him registered as the Holder thereof.

12.3

If the Person so becoming entitled shall elect to be registered himself he shall deliver or send to the Company a Notice Signed by him stating that he so elects. If he shall elect to have another Person registered he shall testify his election by an instrument of transfer of the share in favour of that Person. All the limitations restrictions and provisions of these Articles relating to the right to transfer and the registration of transfers of shares shall be applicable to any such Notice or instrument of transfer as aforesaid as if it were an instrument of transfer executed by the Member and the death, bankruptcy or incapacity of the Member had not occurred.

12.4

A Person becoming entitled to a share by reason of the death, bankruptcy or incapacity of a Member shall be entitled to the same dividends and other advantages to which he would be entitled if he were the Holder of the share except that he shall not before being registered as the Holder of the share be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company provided always that the Directors may at any time give Notice requiring any such Person to elect either to be registered himself or to transfer the share and if the Notice is not complied with within one Month such Person shall be deemed to have so elected to be registered himself and all the restrictions on the transfer and transmission of shares contained in these Articles shall apply to such election.

13.	GENERAL MEETINGS

13.1

Unless all of the Members agree in Writing to dispense with the holding of Annual General Meetings and any such agreement remains valid in accordance with the Law the Company shall in each calendar year hold a general meeting as its Annual General Meeting at such time and place as may be determined by the Directors provided that so long as the Company holds its first Annual General Meeting within eighteen Months of its incorporation it need not hold it in the year of its incorporation or in the following year.

13.2	The above mentioned general meeting shall be called the “Annual General Meeting”. All other general meetings shall be called “Extraordinary General Meetings”.

13.3	The Directors may whenever they think fit, and upon a requisition of Members made in accordance with the Law the Directors shall, convene an Extraordinary General Meeting of the Company.

13.4

At any Extraordinary General Meeting called pursuant to a requisition unless such meeting is called by the Directors no business other than that stated in the requisition as the objects of the meeting shall be transacted.

14.	CLASS MEETINGS

Save as otherwise provided in these Articles or in any Statement of Rights, all the provisions of these Articles and of the Law relating to general meetings of the Company and to the proceedings thereat shall apply mutatis mutandis to every class meeting. A Director who is entitled to receive Notice of general meetings of the Company in accordance with Article 15.5 shall also be entitled, unless he has notified the Secretary in Writing of his contrary desire, to receive Notice of all class meetings. Subject to the provisions of these Articles and any Statement of Rights, at any class meeting the Holders of shares of the relevant class shall on a poll have one vote in respect of each share of that class held by them.

15.	NOTICE OF GENERAL MEETINGS

15.1

At least fourteen Clear Days’ Notice shall be given of every Annual General Meeting and of every Extraordinary General Meeting, including without limitation, every general meeting called for the passing of a Special Resolution.

15.2	A meeting of the Company shall notwithstanding that it is called by shorter Notice than that specified in Article 15.1 be deemed to have been duly called if it is so agreed:

15.2.1	in the case of an Annual General Meeting by all the Members entitled to attend and vote thereat; and

15.2.2

in the case of any other meeting by a majority in number of the Members having a right to attend and vote at the meeting being a majority together holding not less than ninety-five per cent in nominal value of the shares giving that right.

15.3

Every Notice shall specify the day and the time of the meeting and the general nature of the business to be transacted and in the case of an Annual General Meeting shall specify the meeting as such. The Notice shall also specify:

15.3.1	in the case of a physical meeting, the meeting place of the meeting;

15.3.2	in the case of a Virtual Meeting, the information required by Article 15.4; and

15.3.3	in the case of a physical meeting at which Virtual Attendance is permitted, the information required by Article 15.4 in respect of such Virtual Attendance.

15.4

The Notice of a general meeting to be held as a Virtual Meeting, or of a general meeting to be held as a physical meeting at which Virtual Attendance is permitted, shall specify in respect of attendance at such meeting by means of participating in a communication:

15.4.1	the means of communication by participating in which Persons are able to attend such meeting;

15.4.2	the manner in which such Persons may be required to authenticate their identity or eligibility so to attend such meeting; and

15.4.3	any special provisions in connection with the exercise of votes by such Persons who so attend such meeting.

15.5

Subject to the provisions of these Articles and to any restrictions imposed on any shares, Notice of every general meeting shall be given to all the Members, to all Persons entitled to a share in consequence of the death, bankruptcy or incapacity of a Member, to the Auditors (if any) and to every Director who has notified the Secretary in Writing of his desire to receive Notice of general meetings.

15.6

In every Notice calling a meeting of the Company there shall appear with reasonable prominence a statement that a Member entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of him and that a proxy need not also be a Member.

15.7	The accidental omission to give Notice of a meeting to or the non-receipt of Notice of a meeting by any Person entitled to receive Notice shall not invalidate the proceedings at that meeting.

16.	PROCEEDINGS AT GENERAL MEETINGS

16.1

The business of an Annual General Meeting shall be to receive and consider the accounts of the Company and the reports of the Directors and Auditors (if any), to elect Directors (if proposed), to elect Auditors (if proposed) and fix their remuneration, to sanction a dividend (if thought fit so to do) and to transact any other business of which Notice has been given by the Directors.

16.2

No business shall be transacted at any general meeting except the adjournment of the meeting unless a quorum of Members is Present at the time when the meeting proceeds to business. Such quorum shall consist of one or more Members Present who hold or represent shares conferring not less than a majority of the total voting rights of all the Members entitled to vote at the general meeting provided that where the Company has more than one Member, if only one Member is Present at a meeting in order for the meeting to be quorate, the chairman of the meeting must be a person other than the Member Present, and provided that if at any time all of the issued shares in the Company are held by one Member such quorum shall consist of that Member Present.

16.3

If a Member is by any means in communication with one or more other Members so that each Member participating in the communication can hear what is said by any other of them each Member so participating in the communication is deemed to be Present at a meeting with the other Members so participating notwithstanding that all the Members so participating are not Present together in the same place. A meeting at which any or all of the Members participate as aforesaid shall be deemed to be a general meeting of the Company for the purposes of these Articles notwithstanding any other provisions of these Articles and all of the provisions of these Articles and of the Law relating to general meetings of the Company and to the proceedings thereat shall apply mutatis mutandis to every such meeting.

16.4

If within half-an-hour from the time appointed for the meeting a quorum is not Present or if during the meeting a quorum ceases to be Present the meeting shall stand adjourned to the same day in the next week at the same time and place or to such other time and place as the Directors shall determine and if at such adjourned meeting a quorum is not Present within half-an-hour from the time appointed for the holding of the meeting those Members Present shall constitute a quorum.

16.5

The chairman (if any) of the Directors shall preside as chairman at every general meeting of the Company or if there is no such chairman or if he shall not be Present within fifteen minutes after the time appointed for the holding of the meeting or is unwilling to act, the Directors shall select one of their number to be chairman of the meeting.

16.6

If at any meeting no Director is willing to act as chairman or if no Director is Present within fifteen minutes after the time appointed for holding the meeting, the Members Present shall choose one of their number to be chairman of the meeting.

16.7

The chairman may without the consent of any meeting at which a quorum is Present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for thirty days or more Notice of the adjourned meeting shall be given as in the case of the original meeting. Save as aforesaid it shall not be necessary to give any Notice of any adjourned meeting or of the business to be transacted at an adjourned meeting.

16.8

At any general meeting a resolution put to the vote of the meeting shall be decided in the first instance on a show of hands unless before or on the declaration of the result of the show of hands a poll is demanded.

16.9	Subject to the provisions of the Law, a poll may be demanded:

16.9.1	by the chairman;

16.9.2	by at least two Members having the right to vote on the resolution; or

16.9.3	by a Member or Members representing not less than one tenth of the total voting rights of all the Members having the right to vote on the resolution.

16.10

Unless a poll is duly demanded, a declaration by the chairman that a resolution has on a show of hands been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority and an entry to that effect in the minutes of the meeting shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour or against such resolution.

16.11

If a poll is duly demanded it shall be taken at such time and in such manner as the chairman directs and the results of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

16.12	In the event of an equality of votes at any general meeting the chairman shall not be entitled to a second or casting vote.

16.13

A poll demanded on the election of the chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken either forthwith or on such day and at such time and place as the chairman directs not being more than twenty-one days after the poll is demanded.

16.14	A demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll has been demanded.

16.15	The Members may not pass Ordinary or Special Resolutions in Writing and any written resolutions of the Members shall be void and of no effect.

16.16

The Company may make arrangements for Virtual Attendance and Virtual Meetings at any general meeting. The above provisions in respect of general meetings shall apply with such adjustments that the Board of Directors deems appropriate to accommodate the requirements and circumstances of providing for a Virtual Meeting or attending by Virtual Attendance at any general meeting.

17.	VOTES OF MEMBERS

17.1

Subject to any special rights restrictions or prohibitions as regards voting for the time being attached to any shares as may be specified in the terms of issue thereof, any Statement of Rights or these Articles:

17.1.1	on a show of hands, every Member Present including by proxy shall have one vote; and

17.1.2	on a poll, every Member Present (including by proxy) shall have one vote for each share of which he is the Holder.

17.2

In determining the number of votes cast for or against a proposal or a nominee, shares abstaining from voting on any resolution and votes by a broker that have not been directed by the beneficial owner to vote on any resolution in any particular manner will be counted for purposes of determining a quorum but not for purposes of determining the number of votes cast.

17.3

In the case of joint Holders of any share such Persons shall not have the right of voting individually in respect of such share but shall elect one of their number to represent them and to vote whether personally or by proxy in their name. In default of such election the Person whose name appears first in order in the Register in respect of such share shall be the only Person entitled to vote in respect thereof.

17.4

A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Island of Jersey or elsewhere) in matters concerning legal incapacity or interdiction may vote, whether on a show of hands or a poll, by his attorney, curator, receiver or other Person authorised in that behalf appointed by that court and any such attorney, curator, receiver or other Person may vote by proxy. Evidence to the satisfaction of the Directors of the authority of such attorney, curator, receiver or other Person may be required by the Directors prior to any vote being exercised by such attorney, curator, receiver or other Person.

17.5

No Member shall be entitled to vote at any general meeting unless all calls or other sums presently payable by him in respect of shares in the Company of which he is Holder or one of the joint Holders have been paid.

17.6

No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is given or tendered and every vote not disallowed at such meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the chairman of the meeting whose decision shall be final and conclusive.

17.7	On a poll votes may be given either personally or by proxy.

17.8	The instrument appointing a proxy shall be in any usual form or in any other form which the Board of Directors may approve. Subject thereto, the appointment of a proxy may be:

17.8.1	in hard copy form; or

17.8.2	in electronic form, to the electronic address provided by the Company for this purpose.

17.9

The appointment of a proxy, whether made in hard copy form or in electronic form, shall be executed in such manner as may be approved by or on behalf of the Company from time to time. Subject thereto, the appointment of a proxy shall be executed by the appointor or any person duly authorised by the appointor or, if the appointor is a corporation, executed by a duly authorised person or under its common seal or in any other manner authorised by its constitution.

17.10

The Board of Directors may, if it thinks fit, but subject to the provisions of the Law, at the Company’s expense, send hard copy forms of proxy (with or without provision for their return prepaid) by post or otherwise for use at the meeting and issue invitations in electronic form to appoint a proxy in relation to the meeting in such form as may be approved by the Board of Directors.

17.11	The appointment of a proxy shall not preclude a Member from attending and voting in person at the same meeting or poll concerned.

17.12	A Member may appoint more than one proxy to attend on the same occasion, provided that each such proxy is appointed to exercise the rights attached to a difference share or shares held by that Member.

17.13	A proxy need not be a Member.

17.14	The instrument appointing a proxy shall:

17.14.1	if in hard copy form, be deposited at the Office or at such other place as is specified for that purpose by the Notice convening the meeting or in any form of proxy sent by or on behalf of the

Company in relation to the meeting not less than twenty-four hours before the time for holding the meeting or adjourned meeting at which the Person named in the instrument proposes to vote;

17.14.2

if in electronic form, be received at any address to which the appointment of a proxy may be sent by electronic means pursuant to the provisions of the Law or these Articles or to any other address, or in such other manner specified in accordance with Article 17.8 specified by or on behalf of the Company for the purpose of receiving the appointment of a proxy in electronic form by the Notice convening the meeting; or in any form of proxy send by or on behalf of the Company in relation to the meeting; or in any invitation to appoint a proxy issued by the Company in relation to the meeting; or on a website that is maintained by or on behalf of the Company and identifies the Company, not less than twenty-four hours before the time for holding the meeting or adjourned meeting at which the Person named in the instrument proposes to vote;

17.14.3

in the case of a poll taken more than forty-eight hours after it is demanded, be deposited as aforesaid after the poll has been demanded and not less than twenty-four hours before the time appointed for taking the poll; or

17.14.4

where the poll is not taken forthwith but is taken not more than forty-eight hours after it was demanded, be delivered at the meeting at which the poll was demanded to the chairman or the Secretary or to any Director.

17.15	An instrument of proxy which is not deposited in the manner so required shall be valid only if it is approved by the Directors or all the other Members who are Present at the meeting.

17.16	Subject to the provisions of the Law, where the appointment of a proxy is expressed to have been or purports to have been made, sent or supplied by a person on behalf of the holder of a share:

17.16.1	the Company may treat the appointment as sufficient evidence of the authority of that person to make, send or supply the appointment on behalf of that holder; and

17.16.2

that holder shall, if requested by or on behalf of the Company at any time, send or procure the sending of reasonable evidence of the authority under which the appointment has been made, sent or supplied (which may include a copy of such authority certified notarially or in some other way approved by the Board of Directors) to such address and by such time as may be specified in the request and, if the request is not complied with in any respect, the appointment may be treated as invalid.

17.17

A proxy appointment which is not delivered or received in accordance with Article 17.14 shall be valid only if it is approved by the Directors. When two or more valid proxy appointments are delivered or received in respect of the same share for use at the same meeting, the one that was last delivered or received shall be treated as replacing or revoking the others as regards that share, provided that if the Company determines that it has insufficient evidence to decide whether or not a proxy appointment is in respect of the same share, it shall be entitled to determine which proxy appointment (if any) is to be treated as valid. Subject to the Law, the Company may determine at its discretion when a proxy appointment shall be treated as delivered or received for the purposes of these Articles.

17.18

A proxy appointment shall be deemed to entitle the proxy to exercise all or any of the appointing Member’s rights to attend and to speak and vote at a meeting of the Company in respect of the shares to which the proxy appointment relates.

17.19	Unless the contrary is stated thereon the instrument appointing a proxy shall be as valid as well for any adjournment of the meeting as for the meeting to which it relates.

17.20

The Company shall not be required to check whether a proxy or corporate representative votes in accordance with any instructions given by the Member by whom s/he is appointed. Any failure to vote as instructed shall not invalidate the proceedings on the resolution.

17.21

The Board of Directors may specify in the notice convening the meeting such other regulations as they think fit: (a) permitting a copy of any such proxy, power of attorney or other authority to be deposited in any manner or form in place of the original, including by email or other electronic form; and (b) requiring any such copy to be certified as a true copy in any manner or form.

17.22	The termination of the authority of a person to act as a proxy or duly authorised representative of a corporation does not affect:

17.22.1	whether s/he counts in deciding whether there is a quorum at a meeting;

17.22.2	the validity of a poll demanded by him/her at a meeting; or

17.22.3	the validity of a vote given by that person,

unless notice of the termination was either delivered or received as mentioned in the following sentence at least twenty-four hours before the start of the relevant meeting or adjourned meeting or (in the case of a poll taken otherwise than on the same day as the meeting or adjourned meeting) the time appointed for taking the poll. Such notice of termination shall be either by means of a document in hard copy form delivered to the office or to such other place as may be specified by or on behalf of the Company in accordance with Article 17.14.1 or in electronic form received at the address specified by or on behalf of the Company in accordance with Article 17.14.2, regardless of whether any relevant proxy appointment was effected in hard copy form or in electronic form.

18.	CORPORATE MEMBERS

18.1

Any body corporate which is a Member may by resolution of its directors or other governing body authorise such Person as it thinks fit to act as its representative at any meeting of Members (or of any class of Members) and the Person so authorised shall be entitled to exercise on behalf of the body corporate which he represents the same powers as that body corporate could exercise if it were an individual.

18.2

Where a Person is authorised to represent a body corporate at a general meeting of the Company the Directors or the chairman of the meeting may require him to produce a certified copy of the resolution from which he derives his authority.

19.	DIRECTORS

19.1

The Directors shall determine the maximum and minimum number of Directors and unless and until otherwise so determined, and subject to the provisions of the Law, the minimum number of Directors shall be two.

19.2

A Director need not be a Member but provided he has notified the Secretary in Writing of his desire to receive Notice of general meetings in accordance with Article 15.5 he shall be entitled to receive Notice of any general meeting and, subject to Article 14, all separate meetings of the Holders of any class of shares in the Company. Whether or not a Director is entitled to receive such Notice, he may nevertheless attend and speak at any such meeting.

20.	ALTERNATE DIRECTORS

20.1

Any Director (other than an alternate Director) may at his sole discretion and at any time and from time to time appoint any other Director or any other Person (other than one disqualified or ineligible by law to act as a director of a company) as an alternate Director to attend and vote in his place at any meetings of Directors at which he is not personally present. Each Director shall be at liberty to appoint under this Article more than one alternate Director provided that only one such alternate Director may at any one time act on behalf of the Director by whom he has been appointed.

20.2

An alternate Director while he holds office as such shall be entitled to receive Notice (which need not be in Writing) of all meetings of Directors and of all meetings of committees of Directors of which his appointor is a Member and to attend and to exercise all the rights and privileges of his appointor at all such meetings at which his appointor is not personally present and generally to perform all the functions of his appointor as a Director in his absence.

20.3

An alternate Director shall ipso facto vacate office if and when his appointment expires or the Director who appointed him ceases to be a Director of the Company or removes the alternate Director from office by Notice under his hand served upon the Company.

20.4

An alternate Director shall be entitled to be paid all travelling and other expenses reasonably incurred by him in attending meetings. The remuneration (if any) of an alternate Director shall be payable out of the remuneration payable to the Director appointing him as may be agreed between them.

20.5

Where a Director acts as an alternate Director for another Director he shall be entitled to vote for such other Director as well as on his own account, but no Director shall at any meeting be entitled to act as alternate Director for more than one Director.

20.6	A Director who is also appointed an alternate Director shall be considered as two Directors for the purpose of making a quorum of Directors when such quorum shall exceed two.

21.	POWERS OF DIRECTORS

21.1

The business of the Company shall be managed by the Directors who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not by the Law or these Articles required to be exercised by the Company in general meeting.

21.2

The Directors’ powers shall be subject to the provisions of these Articles, to the provisions of the Law and to such regulations (being not inconsistent with the aforesaid regulations or provisions) as may be prescribed by the Company in general meeting pursuant to a Special Resolution but no regulations made by the Company in general meeting shall invalidate any prior act of the Directors which would have been valid if such regulations had not been made.

21.3

The Directors may by power of attorney, mandate or otherwise appoint any Person to be the agent of the Company for such purposes and on such conditions as they determine including authority for the agent to delegate all or any of his powers.

22.	DELEGATION OF DIRECTORS’ POWERS

22.1

The Directors may delegate any of their powers to committees consisting of such Director or Directors or such other Persons as they think fit. Any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors.

22.2

The meetings and proceedings of any such committee consisting of two or more Persons shall be governed by the provisions of these Articles regulating the meetings and proceedings of the Directors so far as the same are applicable and are not superseded by any regulations made by the Directors under this Article.

23.	APPOINTMENT OF DIRECTORS

23.1

Subject to the provisions of Articles 19.1, 23.2 and 28.9 only the Directors shall have power at any time and from time to time to appoint any person to be a Director as an addition to the existing Directors and vacancies on the Board of Directors resulting from death, disability, resignation, removal or otherwise and newly created directorships resulting from any increase in the number of Directors may be filled solely by a majority of the Directors then in office. Subject to Article 24, any Director who is appointed shall hold office until the next Annual General Meeting whereupon he shall be eligible for re-election in accordance with Article 23.2.

23.2

At each Annual General Meeting all of the Directors shall retire and the Company shall by Ordinary Resolution elect or re-elect those persons proposed in the Notice of the Annual General Meeting for election or re-election as Directors to fill the vacancies.

23.3

Where the number of persons validly proposed for election or re-election as a Director is greater than the number of Directors to be elected, the persons receiving the most votes (up to the number of Directors to be elected) shall be elected as Directors and an absolute majority of the votes cast shall not be a pre-requisite to the election of such Directors.

23.4

No more than one hundred and fifty and at least fifty clear days’ Notice expiring on the anniversary of the preceding Annual General Meeting of the Company and containing the information set out in Article 23.6 shall be given to the Company of the intention of any Member or Members holding at least one-tenth of the total voting rights of the Members who have the right to vote at general meetings to propose any person for election to the office of Director at the Annual General Meeting in that year provided always that the chairman of such meeting may waive the said notice and submit to the meeting the name of any person duly qualified and willing to act and provided that in the event that the date of any such meeting is advanced more than thirty days prior to such anniversary date or delayed more than seventy days after such anniversary date such notice must be received by the Company no earlier than one hundred and twenty days prior to any meeting and no later than the later of seventy days prior to the date of the meeting or the tenth day following the day on which public announcement of the date of the meeting was first made by the Company.

23.5

In no event shall the adjournment or postponement of any meeting, or any announcement thereof, commence a new time period (or extend any time period) for the giving of Notice as described in Article 23.4 above.

23.6

Notice to the Company from any relevant Member or Members sent pursuant to Article 23.4 shall set forth each person whom the Member or Members propose to nominate for election or re-election as a Director and all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the United States Securities Exchange Act of 1934 (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected).

23.7

At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director shall furnish to the Company the information that is required to be set forth in a Member’s Notice set out in Article 23.6 that pertains to the nominee. No person shall be eligible to be nominated by a Member to serve as a Director unless nominated in accordance with the procedures set forth in this Article 23. The chairman of the Annual General Meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed hereby, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions, unless otherwise required by Law, if the Member (or a qualified representative of the Member) does not appear at any such meeting of the Company to present a nomination such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Company and counted for purposes of determining a quorum. For purposes of this Article 23.7, to be considered a qualified representative of the Member, a person must be a duly authorised officer, manager or partner of such Member or must be authorised in Writing by such Member or an electronic transmission delivered by such Member to act for such Member as proxy at the meeting of Members and such person must produce such Writing or electronic transmission, or a reliable reproduction of the Writing or electronic transmission, at the meeting.

23.8

Without limiting the foregoing provisions, a Member shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in this Article 23 provided that any references in these Articles to the Exchange Act or such rules and regulations are not intended to and shall not limit any requirements applicable to nominations pursuant to this Article 23, and compliance with this Article 23 shall be the exclusive means for a Member to make nominations.

23.9	The Company shall keep or cause to be kept a register of particulars with regard to its Directors in the manner required by the Law.

24.	RESIGNATION, DISQUALIFICATION AND REMOVAL OF DIRECTORS

24.1	The office of a Director shall be vacated if the Director:

24.1.1	resigns his office by Notice to the Company;

24.1.2	ceases to be a Director by virtue of any provision of the Law or he becomes prohibited or disqualified by law from being a Director;

24.1.3	becomes Bankrupt or makes any arrangement or composition with his creditors generally;

24.1.4	becomes of unsound mind;

24.1.5	is removed from office by Ordinary Resolution of the Company as a result of:

(a)	the Director’s conviction (with a nolo contendere plea deemed to be a conviction) of a serious felony involving:

(i)	moral turpitude; or

(ii)	a violation of United States federal or state securities laws,

but specifically excluding any conviction based entirely on vicarious liability; or

(b)

the Director’s commission of any material act of dishonesty (such as embezzlement) resulting or intended to result in material personal gain or enrichment of such Director at the expense of the company or any of its subsidiaries and which act, if made the subject of criminal charges, would be reasonably likely to be charged as a felony, and for these purposes nolo contendere, felony and moral turpitude shall have the meanings given to them by the laws of the United States of America or any relevant state thereof and shall include any equivalent acts in any other jurisdiction; or

24.1.6

receives Notice signed by not less than three quarters of the other Directors stating that he should cease to be a Director. In calculating the number of Directors who are required to give Notice to the Director, (i) an alternate director appointed by him acting in his capacity as such shall be excluded; and (ii) a Director and any alternate director appointed by him and acting in his capacity as such shall constitute a single Director for this purpose, so that Notice by either shall be sufficient

24.2

Notwithstanding any other provision of these Articles, whenever the holders of one or more classes or series of Preferred Shares shall have the right, voting separately as a class or series, to elect Directors, the election, term of office, filling of vacancies, removal and other features of such directorships shall be governed by the terms of the Statement of Rights applicable thereto, and such Directors so elected shall not be subject to the provisions of Articles 23 and 24 unless otherwise provided therein.

25.	REMUNERATION AND EXPENSES OF DIRECTORS

25.1	The Directors shall be entitled to such remuneration as the Directors may determine subject to any limitation as the Company may by Ordinary Resolution determine.

25.2

The Directors shall be paid out of the funds of the Company their travelling hotel and other expenses properly and necessarily incurred by them in connection with their attendance at meetings of the Directors or Members or otherwise in connection with the discharge of their duties.

26.	EXECUTIVE DIRECTORS

26.1

The Directors may from time to time appoint one or more of their number to the office of managing director or to any other executive office under the Company on such terms and for such periods as they may determine.

26.2

The appointment of any Director to any executive office shall be subject to termination if he ceases to be a Director but without prejudice to any claim for damages for breach of any contract of service between him and the Company.

26.3

The Directors may entrust to and confer upon a Director holding any executive office any of the powers exercisable by the Directors upon such terms and conditions and with such restrictions as they think fit and either collaterally with or to the exclusion of their own powers and may from time to time revoke withdraw alter or vary all or any of such powers.

27.	DIRECTORS’ INTERESTS

27.1

A Director who has, directly or indirectly, a material interest in a transaction entered into or proposed to be entered into by the Company or by a subsidiary of the Company which to a material extent conflicts or may conflict with the interests of the Company and of which he is aware, shall disclose to the Company the nature and extent of his interest.

27.2	For the purposes of Article 27.1:

27.2.1

the disclosure shall be made at the first meeting of the Directors at which the transaction is considered after the Director concerned becomes aware of the circumstances giving rise to his duty to make it or, if for any reason he fails to do so at such meeting, as soon as practical after the meeting, by Notice in Writing delivered to the Secretary;

27.2.2	the Secretary, where the disclosure is made to him shall inform the Directors that it has been made and shall in any event table the Notice of the disclosure at the next meeting after it is made;

27.2.3

a disclosure to the Company by a Director in accordance with Article 27.1 that he is to be regarded as interested in a transaction with a specified Person is sufficient disclosure of his interest in any such transaction entered into after the disclosure is made; and

27.2.4	any disclosure made at a meeting of the Directors shall be recorded in the minutes of the meeting.

27.3

Subject to the provisions of the Law, a Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to tenure of office, remuneration and otherwise as the Directors may determine.

27.4

Subject to the provisions of the Law, and provided that he has disclosed to the Company the nature and extent of any of his material interests in accordance with Article 27.1, a Director notwithstanding his office:

27.4.1	may be a party to or otherwise interested in any transaction or arrangement with the Company or in which the Company is otherwise interested;

27.4.2

may be a director or other officer of or employed by or a party to any transaction or arrangement with or otherwise interested in any body corporate promoted by the Company or in which the Company is otherwise interested;

27.4.3

shall not by reason of his office be accountable to the Company for any benefit which he derives from any such office or employment or from any such transaction or arrangement or from any interest in any such body corporate and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit; and

27.4.4	may act by himself or his firm in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

28.	PROCEEDINGS OF DIRECTORS

28.1	The Directors may meet together for the despatch of business adjourn and otherwise regulate their meetings as they think fit.

28.2

A Director may at any time and the Secretary at the request of a Director shall summon a meeting of the Directors by giving to each Director and alternate Director not less than twenty-four hours’ Notice of the meeting provided that any meeting may be convened at shorter Notice and in such manner as each Director or his alternate Director shall approve and provided further that unless otherwise resolved by the Directors Notices of Directors’ meetings need not be in Writing.

28.3	Questions arising at any meeting shall be determined by a majority of votes.

28.4	In the case of an equality of votes the chairman shall not have a second or casting vote.

28.5	A Director who is also an alternate Director shall be entitled to a separate vote for each Director for whom he acts as alternate in addition to his own vote.

28.6

A meeting of the Directors at which a quorum is present shall be competent to exercise all powers and discretions for the time being exercisable by the Directors. The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors and unless so fixed at any other number shall be such number that represents a majority of the Directors then in office. For the purposes of this Article and subject to the provisions of Article 28.7 an alternate Director shall be counted in a quorum but so that not less than two individuals will constitute the quorum.

28.7

A Director notwithstanding his interest may be counted in the quorum present at any meeting at which any contract or arrangement in which he is interested is considered and, provided he has made the disclosure required by Article 27.1, he may vote in respect of any such contract or arrangement except those concerning his own terms of appointment.

28.8

If a Director is by any means in communication with one or more other Directors so that each Director participating in the communication can hear what is said by any other of them each Director so participating in the communication is deemed to be present at a meeting with the other Directors so participating notwithstanding that all the Directors so participating are not present together in the same place.

28.9

The continuing Directors or Director may act notwithstanding any vacancies in their number but if the number of Directors is less than the number fixed as the quorum or becomes less than the number required by the Law the continuing Directors or Director may act only for the purpose of filling vacancies or of calling a general meeting of the Company. If there are no Directors or no Director is able or willing to act then any Member or the Secretary may summon a general meeting for the purpose of appointing Directors.

28.10

The Directors may from time to time elect from their number, and remove, a chairman and/or deputy chairman and/or vice-chairman of the Board of Directors and determine the period for which they are to hold office.

28.11

The chairman, or in his absence the deputy chairman, or in his absence the vice-chairman, shall preside at all meetings of the Directors but if no such chairman, deputy chairman or vice-chairman be elected or if at any meeting the chairman, deputy chairman or vice-chairman be not present within five minutes after the time appointed for holding the same, the Directors present may choose one of their number to be the chairman of the meeting.

28.12

A resolution in Writing Signed by all the Directors entitled to receive Notice of a meeting of Directors or of a committee of Directors shall be valid and effectual as if it had been passed at a meeting of the Directors or of a committee of Directors duly convened and held and may consist of several documents in like form each Signed by one or more Directors but a resolution Signed by an alternate Director need not also be Signed by his appointor and if it is Signed by a Director who has appointed an alternate Director it need not be Signed by the alternate Director in that capacity.

28.13

All acts done bona fide by any meeting of Directors or of a committee appointed by the Directors or by any Person acting as a Director shall notwithstanding that it is afterwards discovered that there was some defect in the appointment of any such Director or committee or Person acting as aforesaid or that they or any of them were disqualified or had vacated office or were not entitled to vote be as valid as if every such Person had been duly appointed and was qualified and had continued to be a Director or a member of a committee appointed by the Directors and had been entitled to vote.

29.	MINUTE BOOK

29.1	The Directors shall cause to be entered in books kept for the purpose:

29.1.1	the minutes of all proceedings at general meetings, class meetings, Directors’ meetings and meetings of committees appointed by the Directors;

29.1.2	all resolutions in Writing passed in accordance with these Articles;

29.1.3	every memorandum in Writing of a Sole Member-Director Contract (as defined in Article 29.3) which is drawn up pursuant to Article 29.3;

29.1.4	every record in Writing of a Sole Member’s Decision (as defined in Article 29.4); and

29.1.5	all such other records as are from time to time required by the Law or, in the opinion of the Directors, by good practice to be minuted or retained in the books of the Company.

29.2

Any minutes of a meeting if purporting to be Signed by the chairman of the meeting at which the proceedings were had or by the chairman of the next succeeding meeting shall be conclusive evidence of the proceedings.

29.3

This Article 29.3 applies where the Company has only one Member and that Member is also a Director. If the Company, acting otherwise than in the ordinary course of its business, enters into a contract with such Member (a “Sole Member-Director Contract”) and that Sole Member-Director Contact is not in Writing, the terms thereof shall be:

29.3.1	set out in a memorandum in Writing;

29.3.2	recorded in the minutes of the first meeting of the Directors following the making of the contract; or

29.3.3	recorded in such other manner or on such other occasion as may for the time being be permitted or required by the Law.

29.4

This Article 29.4 applies where the Company has only one Member and that Member has taken a decision which may be taken by the Company in general meeting and which has effect in law as if agreed by the Company in general meeting (a “Sole Member’s Decision”). A Sole Member’s Decision may (without limitation) be taken by way of resolution in Writing but if not so taken, the sole Member shall provide the Company with a record in Writing of his decision as soon as practicable thereafter.

30.	SECRETARY

30.1

Subject to the provisions of the Law, the Secretary shall be appointed by the Directors for such term at such remuneration and upon such conditions as they may think fit and any Secretary so appointed may be removed by the Directors.

30.2

Anything required or authorised to be done by or to the Secretary may if the office is vacant or there is for any other reason no secretary capable of acting be done by or to any assistant or deputy secretary or if there is no assistant or deputy secretary capable of acting by or to any Person authorised generally or specifically in that behalf by the Directors.

30.3	The Company shall keep or cause to be kept at the Office a register of particulars with regard to its Secretary in the manner required by the Law.

31.	THE SEAL

31.1

The Directors may determine that the Company shall have a Seal. Subject to the Law, if the Company has a Seal the Directors may determine that it shall also have an official seal for use outside of the Island and an official seal for sealing securities issued by the Company or for sealing documents creating or evidencing securities so issued.

31.2

The Directors shall provide for the safe custody of all seals and no seal shall be used except by the authority of a resolution of the Directors or of a committee of the Directors authorised in that behalf by the Directors.

31.3

The Directors may from time to time make such regulations as they think fit determining the Persons and the number of such Persons who shall sign every instrument to which a seal is affixed and until otherwise so determined every such instrument shall be Signed by one Director and by the Secretary or by a second Director.

31.4	The Company may authorise an agent appointed for the purpose to affix any seal of the Company to a document to which the Company is a party.

32.	AUTHENTICATION OF DOCUMENTS

32.1

Any Director or the Secretary or any Person appointed by the Directors for the purpose shall have power to authenticate any documents affecting the constitution of the Company (including the Memorandum of Association and these Articles), any resolutions passed by the Company or the Directors and any books, records, documents and accounts relating to the business of the Company and to certify copies thereof or extracts therefrom as true copies or extracts.

32.2

Where any books, records, documents or accounts of the Company are situated elsewhere than at the Office the local manager or other Officer or the company having the custody thereof shall be deemed to be a Person appointed by the Directors for the purposes set out in Article 32.1.

33.	DIVIDENDS

33.1

Subject to each Statement of Rights and the provisions of the Law, the Company may by Ordinary Resolution declare dividends in accordance with the respective rights of the Members but no dividend shall exceed the amount recommended by the Directors.

33.2	Subject to the provisions of the Law and any Statement of Rights, the Directors may if they think fit from time to time pay to the Members such interim dividends as they may determine.

33.3

Subject to the provisions of the Law, these Articles and any Statement of Rights, if at any time the share capital of the Company is divided into different classes the Directors may pay such interim dividends in respect of those shares which confer on the Holders thereof deferred or non-preferred rights as well as in respect of those shares which confer on the Holders thereof preferential rights with regard to dividend.

33.4	Subject to the provisions of the Law, the Directors may also pay half-yearly or at other suitable intervals to be settled by them any dividend which may be payable at a fixed rate.

33.5

Provided the Directors act bona fide they shall not incur any personal liability to the Holders of shares conferring a preference for any damage that they may suffer by reason of the payment of an interim dividend on any shares having deferred or non-preferred rights.

33.6

Subject to any particular rights or limitations as to dividend for the time being attached to any shares as may be specified in these Articles or in any Statement of Rights or upon which such shares may be issued, all dividends shall be declared apportioned and paid pro rata according to the amounts Paid Up on the shares on which the dividend is paid (otherwise than in advance of calls) provided that if any share is issued on terms providing that it shall rank for dividend as if Paid Up (in whole or in part) or as from a particular date (either past or future) such share shall rank for dividend accordingly.

33.7

The Directors may before recommending any dividend set aside such sums as they think proper as a reserve or reserves which shall at the discretion of the Directors be applicable for any purpose to which such sums may be properly applied and pending such application may at the like discretion be employed in the business of the Company or be invested in such investments as the Directors may from time to time think fit.

33.8	The Directors may carry forward to the account of the succeeding year or years any balance which they do not think fit either to dividend or to place to reserve.

33.9

A general meeting declaring a dividend may upon the recommendation of the Directors direct that payment of such dividend shall be satisfied wholly or in part by the distribution of specific assets and in particular of Paid-Up shares or debentures of any other company and the Directors shall give effect to such resolution. Where any difficulty arises in regard to the distribution the Directors may settle the same as they think expedient and in particular may:

33.9.1	issue certificates representing part of a shareholding or fractions of shares and may fix the value for distribution of such specific assets or any part thereof;

33.9.2	determine that cash payment shall be made to any Members on the basis of the value so fixed in order to adjust the rights of Members;

33.9.3	vest any specific assets in trustees upon trust for the Persons entitled to the dividend as may seem expedient to the Directors; and

33.9.4

generally make such arrangements for the allotment, acceptance and sale of such specific assets or certificates representing part of a shareholding or fractions of shares or any part thereof or otherwise as they think fit.

33.10

Any resolution declaring a dividend on the shares of any class whether a resolution of the Company in general meeting or a resolution of the Directors or any resolution of the Directors for the payment of a fixed dividend on a date prescribed for the payment thereof may specify that the same shall be payable to the Persons registered as the Holders of shares of the class concerned at the close of business on a particular date notwithstanding that it may be a date prior to that on which the resolution is passed (or as the case may be that prescribed for payment of a fixed dividend) and thereupon the dividend shall be payable to them in accordance with their respective holdings so registered but without prejudice to the rights inter se in respect of such dividend of transferors and transferees of any shares of the relevant class.

33.11

The Directors may deduct from any dividend or other monies payable to any Member on or in respect of a share all sums of money (if any) presently payable by him to the Company on account of calls or otherwise in relation to the shares of the Company.

33.12

Any dividend or other monies payable in respect of a share may be paid by cheque or warrant sent through the post to the registered address of the Member or Person entitled thereto and in the case of joint Holders to any one of such joint Holders or to such Person and to such address as the Holder or joint Holders may in Writing direct. Every such cheque or warrant shall be made payable to the order of the Person to whom it is sent or to such other Person as the Holder or joint Holders may in Writing direct and payment of the cheque or warrant shall be a good discharge to the Company. Every such cheque or warrant shall be sent at the risk of the Person entitled to the money represented thereby.

33.13	All unclaimed dividends may be invested or otherwise made use of by the Directors for the benefit of the Company until claimed. No dividend shall bear interest as against the Company.
33.14

Any dividend which has remained unclaimed for a period of ten years from the date of declaration thereof shall if the Directors so resolve be forfeited and cease to remain owing by the Company and shall thenceforth belong to the Company absolutely.

34.	CAPITALISATION OF PROFITS

The Directors may with the authority of an Ordinary Resolution of the Company:

34.1

subject as hereinafter provided, resolve that it is desirable to capitalise any undistributed profits of the Company (including profits carried and standing to any reserve or reserves) not required for paying any fixed dividends on any shares entitled to fixed preferential dividends with or without further participation in profits or to capitalise any sum carried to reserve as a result of the sale or revaluation of the assets of the Company (other than goodwill) or any part thereof or to capitalise any sum standing to the credit of the Company’s share premium account or capital redemption reserve fund;

34.2

appropriate the profits or sum resolved to be capitalised to the Members in the proportion in which such profits or sum would have been divisible amongst them had the same been applicable and had been applied in paying dividends and to apply such profits or sum on their behalf either in or towards paying up any amount for the time being unpaid on any shares held by such Members respectively or in paying up in full either at par or at such premium as the said resolution may provide any unissued shares or debentures of the Company such shares or debentures to be allotted and distributed credited as fully Paid Up to and amongst such Members in the proportions aforesaid or partly in one way and partly in the other provided that the share premium account and the capital redemption reserve fund and any unrealised profits may for the purposes of this Article only be applied in the paying up of unissued shares to be allotted to Members credited as fully Paid Up;

34.3

make all appropriations and applications of the profits or sum resolved to be capitalised thereby and all allotments and issues of fully paid shares or debentures if any and generally shall do all acts and things required to give effect thereto with full power to the Directors to make such provision by the issue of certificates representing part of a shareholding or fractions of shares or by payments in cash or otherwise as they think fit in the case of shares or debentures becoming distributable in fractions; and

34.4

authorise any Person to enter on behalf of all the Members entitled to the benefit of such appropriations and applications into an agreement with the Company providing for the allotment to them respectively credited as fully Paid Up of any further shares or debentures to which they may be entitled upon such capitalisation and any agreement made under such authority shall be effective and binding on all such Members.

35.	ACCOUNTS AND AUDIT

35.1	The Company shall keep accounting records which are sufficient to show and explain the Company’s transactions and are such as to:

35.1.1	disclose with reasonable accuracy at any time the financial position of the Company at that time; and

35.1.2	enable the Directors to ensure that any accounts prepared by the Company comply with requirements of the Law.

35.2	The Directors shall prepare accounts of the Company made up to such date in each year as the Directors shall from time to time determine in accordance with and subject to the provisions of the Law.

35.3

No Member shall (as such) have any right to inspect any accounting records or other book or document of the Company except as conferred by the Law or authorised by the Directors or by Ordinary Resolution of the Company.

35.4

The Directors shall deliver to the Registrar of Companies a copy of the accounts of the Company signed on behalf of the Directors by one of them together with a copy of the report thereon by the Auditors in accordance with the Law.

35.5	The Directors or the Company by Ordinary Resolution shall appoint Auditors for any period or periods to examine the accounts of the Company and to report thereon in accordance with the Law.

36.	NOTICES

36.1

In the case of joint Holders of a share all Notices shall be given to that one of the joint Holders whose name stands first in the Register in respect of the joint holding and Notice so given shall be sufficient Notice to all the joint Holders.

36.2

A Notice, other document or information may be given or provided to any Person: (a) either personally; or (b) by sending it: (i) by post to it at its registered address; (ii) by electronic means to the address specified for that purpose by the intended recipient (generally or specifically); or (iii) by such other means as the Company may in its absolute discretion determine. Where a Notice, other document or information is sent:

36.2.1

by post, service of the Notice, other document or information shall be deemed to be effected by properly addressing prepaying and posting a letter containing or accompanies by the Notice, other document or information and to have been effected one Clear Day after the day it was posted; or

36.2.2

in electronic form, service of the Notice, other document or information shall be deemed to be effected by properly addressing and sending it in such electronic form (as the case may be by or by attachment to an email) and to have been effected one Clear Day after the day it was sent and shall be seemed received by the intended recipient on that day notwithstanding that the Company becomes aware that such Person has failed to receive such Notice, other document or information for any reason and notwithstanding that the Company subsequently sends a hard copy of such Notice, other document or information by post to that Person.

36.3	Any Member Present at any meeting of the Company shall for all purposes be deemed to have received due Notice of such meeting and where requisite of the purposes for which such meeting was convened.

36.4

Subject to Articles 36.5 and 36.10, the Directors may from time to time issue, endorse or adopt terms and conditions relating to the use of electronic means for the sending of Notices, other documents (including forms of proxy appointment) or information by the Company to Members or Persons entitled by transmission and by Members or Persons entitled by transmission to the Company.

36.5

A Notice, other document or information may be given by the Company to the Persons entitled to a share in consequence of the death, bankruptcy or incapacity of a Member by sending or delivering it in any manner authorised by these Articles for the giving of Notice or other document or information to a Member addressed to them by name or by the title of representatives of the deceased or trustee of the Bankrupt or curator of the Member or by any like description at the address if any supplied for that purpose by the Persons claiming to be so entitled. Until such an address has been supplied a Notice, other document or information may be given in any manner in which it might have been given if the death, bankruptcy or incapacity had not occurred. If more than one Person would be entitled to receive a Notice, other document or information in consequence of the death, bankruptcy or incapacity of a Member, Notice, other document or information given to any one of such Persons shall be deemed for all purposes given to all such Persons.

36.6

Notwithstanding any of the provisions of these Articles any Notice, other document or information to be given by the Company to a Director or to a Member may be given in any manner agreed in advance by any such Director or Member.

36.7

Any amendment or revocation of a notification given to the Company or agreement under this Article shall only take effect if in Writing, signed (or authenticated by electronic means) by the Member and on actual receipt by the Company thereof.

36.8	A Notice or other document or information sent to the Company by electronic means shall not be treated as received by the Company if it is rejected by computer virus protection arrangements.

36.9

Where these Articles require or permit a Notice or other document or information to be authenticated by a person by electronic means, to be valid, it must incorporate the electronic signature or personal identification details of that person, in such form as the Directors may require to satisfy themselves that the document is genuine.

36.10

Where a Member of the Company has received a Notice, other document or information from the Company otherwise than in hard copy form, it is entitled to require the Company to send to it a version of the Notice, other document or information in hard copy form within 21 days of the Company receiving the request.

37.	WINDING UP

37.1

Subject to any particular rights or limitations for the time being attached to any shares as may be specified in these Articles or in any Statement of Rights or upon which such shares may be issued if the Company is wound up, the assets available for distribution among the Members shall be applied first in repaying to the Members the amount Paid Up on their shares respectively and if such assets shall be more than sufficient to repay to the Members the whole amount Paid Up on their shares the balance shall be distributed among the Members in proportion to the amount which at the time of the commencement of the winding up had been actually Paid Up on their said shares respectively.

37.2

If the Company is wound up, the Company may with the sanction of a Special Resolution and any other sanction required by the Law divide the whole or any part of the assets of the Company among the Members in specie and the liquidator or where there is no liquidator the Directors may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members and with the like sanction vest the whole or any part of the assets in trustees upon such trusts for the benefit of the Members as the liquidator or the Directors (as the case may be) with the like sanction determine but no Member shall be compelled to accept any assets upon which there is a liability.

38.	INDEMNITY

38.1

Subject to Article 38.3 and in so far as the Law allows, every present or former Officer of any present or former Group Company shall be indemnified out of the assets of the Company against any loss or liability incurred by him/her by reason of being or having been such an Officer.

38.2

Subject to Article 38.3, the Directors may, without sanction of the Company in general meeting, authorise the purchase or maintenance by the Company for any present or former Officer of any present or former Group Company of any such insurance as is permitted by the Law in respect of any liability which would otherwise attach to such present or former Officer by reason of him/her being or having been such an Officer.

38.3

The provisions of Articles 38.1 and 38.2 shall only apply to a present or former Officer of a former Group Company in respect of any loss or liability incurred by, or which would otherwise be attached to (as the case may be), such present or former Officer during the time period in which the relevant former Group Company was a Group Company.

39.	FIXING RECORD DATE

39.1

For the purpose of determining Members entitled to Notice of or to vote at any meeting of Members or any adjournment thereof or in order to make a determination of Members for any other proper purpose including, without limitation, for any dividend, distribution, allotment or issue, the Directors may fix a date as the record date for any such determination of Members.

39.2

A record date for any dividend, distribution, allotment or issue may be on or at any time before any date on which such dividend, distribution, allotment or issue is paid or made and on or at any time before or after any date on which such dividend, distribution, allotment or issue is declared.

39.3

If no record date is fixed for the determination of Members entitled to Notice of or to vote at a meeting of Members, the date on which Notice of the meeting is sent shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting has been made in the manner provided in this Article such determination shall apply to any adjournment thereof.

40.	UNTRACED MEMBERS

40.1

The Company may sell, in such manner as the Board of Directors may decide and at the best price it considers to be reasonably obtainable at that time, any share of a Member, or any share to which a Person is entitled by transmission if:

40.1.1

during a period of 12 years at least three cash dividends or other distributions have become payable in respect of the share to be sold and have been sent by the Company in accordance with these Articles;

40.1.2

during that period of 12 years no cash dividend or distribution payable in respect of the share has been claimed, no cheque, warrant, order or other payment for a dividend or distribution has been cashed, no dividend or distribution sent by means of a funds transfer system has been paid and no communication has been received by the Company from the Member or the Person entitled by transmission to the share;

40.1.3

on or after the expiry of that period of 12 years the Company has published advertisements both in a national newspaper and in a newspaper circulating in the area in which the last known address of the Member or Person entitled by transmission to the share or the address at which notices may be given in accordance with these Articles is located, in each case giving notice of its intention to sell the share; and

40.1.4

during the period of three months following the publication of those advertisements and after that period until the exercise of the power to sell the share, the Company has not received any communication from the Member or the Person entitled by transmission to the share.

40.2

The Company’s power of sale shall extend to any further share which, on or before the date of publication of the first of any advertisement pursuant to Article 40.1.3 above, is issued in right of a share to which Article 40.1 applies (or in right of any share to which this Article applies) if the conditions set out in Articles 40.1.2 to 40.1.4 are satisfied in relation to the further share (but as if the references to a period of 12 years were references to a period beginning on the date of allotment of the further share and ending on the date of publication of the first of the advertisements referred to above).

40.3

To give effect to any sale, the Board of Directors may authorise some Person to transfer the share to, or as directed by, the purchaser, who shall not be bound to see to the application of the purchase money; nor shall the title of the new Holder to the share be affected by any irregularity in, or invalidity of, the proceedings relating to the sale.

40.4

The Company shall account to the person entitled to the share at the date of sale for a sum equal to the net proceeds of sale and shall be deemed to be his debtor, and not a trustee for him, in respect of them.

40.5

Pending payment of the net proceeds of sale to such person, the proceeds may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company, if any) as the Board of Directors may from time to time decide.

40.6	No interest shall be payable in respect of the net proceeds and the Company shall not be required to account for any moneys earned on the net proceeds.

41.	NON-APPLICATION OF STANDARD TABLE

The regulations constituting the Standard Table prescribed pursuant to the Law shall not apply to the Company and are hereby expressly excluded in their entirety.

Annex B

Aptiv PLC

Order of the Royal Court of Jersey

In the Royal Court of Jersey

Samedi Division	2024/247

In the year two thousand and twenty-four, the fifth day of November,

Before Alan Richard Binnington, Commissioner.

IN THE MATTER OF APTIV PLC

AND IN THE MATTER OF ARTICLES 125 & 126 OF THE COMPANIES (JERSEY) LAW 1991

IN PRIVATE

The Court sat to consider the Representation of Aptiv PLC and upon hearing the Advocate for the Representor and considering the Representation, it is ordered that:-

1.

pursuant to Article 125(1) of the Companies (Jersey) Law 1991 (the “Law”) the Representor convene a meeting of the Scheme Shareholders (as defined in the draft proxy statement exhibited in Exhibit ‘KC1’ to the Affidavit of Kevin P. Clark (that proxy statement being the “Scheme Document” and that meeting being the “Court Meeting”), for the purposes of considering and, if thought fit, approving (with or without modification) a scheme of arrangement among the Representor and the Scheme Shareholders;

2.

save as otherwise set out in (a) this Order; (b) the supporting Affidavit of Kevin P. Clark; or (c) the Scheme Document, the Court Meeting (and any adjournment thereof) be conducted in accordance with the provisions of the articles of association of the Representor as they relate to the meetings of shareholders;

3.

Kevin P. Clark, or failing him, any other any director of the Representor, shall act as chair of the Court Meeting (the “Chair”) and the Company shall file with the Court a copy of a report of the result and conduct of the Court Meeting prior to the Court’s further consideration of the Representation;

4.

the Court Meeting be held at 1.00 pm (Eastern Time in the U.S.) on 2 December 2024 at a time and place and in the manner set out in the Scheme Document and, in the event of any adjournment of the Court Meeting, the Court Meeting be reconvened at such time and place as the Chair shall determine;

5.

the extraordinary general meeting being held in connection with the Scheme be held at 1.15 pm (Eastern Time in the U.S.) on 2 December, 2024 as set out in the notice of the extraordinary general meeting and, in the event of any adjournment of the extraordinary general meeting, the extraordinary general meeting be reconvened at such time and place as the Chair shall determine;

6.	the form of proxy for the Court Meeting appended to the Order (the “Form of proxy”) be approved;

7.

at least 21 clear days prior to the Court Meeting, the Scheme Document substantially in the form approved by the Court, incorporating (inter alia) the notice convening the Court Meeting (the “Notice”) and a copy of the statement required to be furnished pursuant to Article 126 of the Law, and enclosing Forms of proxy substantially in the form approved by the Court, be served by post and/or electronic means (including, but not limited to, a notification to the intended recipient that such documents are served, sent or supplied by means of a website) to holders of the ordinary shares in the Representor registered in the register of members of the Representor in accordance with the provisions of the Scheme Document and the articles of association of the Representor. The Scheme Document will also be served by post or electronic means to the Representor’s shareholders who beneficially own ordinary shares in the Representor for which Cede & Co. is the registered holder (as nominee for The Depositary Trust Company) and whose interests in the

Representor’s shares are held in “street name” by a broker, bank or trustee. It is the intention to serve the Scheme Document to all beneficial owners by post at least 21 clear days prior to the Court Meeting but there may be delays with posting due to the number of beneficial owners (approximately 30,000) and volume of mailings. However, any beneficial owners should be served with the Scheme Document by way of post no less than 14 clear days prior to the Court Meeting. Further, a copy of the Scheme Document will be made available to beneficial owners online via the US Securities and Exchange Commission’s EDGAR system at least 21 clear days prior to the Court Meeting;

8.	the documents referred to in paragraph 7 above may be amended by or on behalf of the Representor after the date of this Representation but prior to their date of posting:

i.	so as to reflect up-to-date information (including share prices, foreign exchange rates, economic development and other information considered material); or

ii.	to correct typographical or other manifest errors; or

iii.

where the Representor reasonably believes that such amendments will cause information provided in any such document to be presented in a manner that is more understandable or relevant to shareholders, provided always that the substance of the relevant information does not change as a result of such amendment; or

iv.	otherwise as the Court may approve or require;

9.

the entitlement of the holders of the said Scheme Shares to attend and vote at the Court Meeting or any adjournment thereof and the number of votes which may be cast shall be determined by reference to the register of members of the Representor at 6 pm (Greenwich Mean Time in Jersey) on 27 November 2024, being the day which is two days (excluding non-working days in the U.S. and Jersey) before the date of the Court Meeting and the Extraordinary General Meeting (as defined in the Scheme Document) or, if the Court Meeting and/or the Extraordinary General Meeting is adjourned, 6 pm (Greenwich Mean Time in Jersey) on the day which is two days (excluding non-working days in the U.S. and Jersey) before the date of such adjourned Court Meeting and/or the Extraordinary General Meeting (defined in the Scheme Document as the “Voting Record Time”) and that in each case, changes to the register of members of the Representor after such time be disregarded in determining the right of any person to attend or vote at the Court Meeting or any such adjourned meeting;

10.

in respect of the service of the Notice and the other documents referred to in paragraph 7 above it shall be sufficient to provide, in the case of dispatch by pre-paid post, that such documents were posted in the usual manner in envelopes properly addressed and stamped to the relevant Scheme Shareholder(s) entitled to receive notice in accordance with paragraph 7 above;

11.	the accidental omission to give any holder of the Scheme Shares the relevant Notice, or the non-receipt of the relevant Notice, shall not invalidate the proceedings at the relevant Court Meeting;

12.

each Scheme Shareholder is entitled to appoint a proxy in respect of some or all of the Scheme Shares held. Each Scheme Shareholder is also entitled to appoint more than one proxy, as long as each proxy is appointed to exercise rights attached to different Scheme Shares;

13.

the Forms of Proxy for the Court Meeting must be duly completed, signed, and returned in accordance with the instructions set out in the form no later than 11.59 pm (Eastern Time in the U.S.) on 29 November 2024;

14.	that voting instructions may be submitted by phone or internet as set out in the Forms of Proxy;

15.

the Chair be at liberty to accept a Form of Proxy (and to accept as having voted the number of Scheme Shares in respect of which the relevant Scheme Shareholder seeks to vote) notwithstanding that the Form of Proxy has not been completed in accordance with the instructions contained in the Form of Proxy, provided the Chair considers that the information contained in the Form or Proxy is sufficient to establish the entitlement of the Scheme Shareholder to vote and provided further that the Chair is satisfied as to the authority of the persons signing it to do so;

16.	the quorum is 2 Scheme Shareholders present in person or by proxy as the Chair may determine;

17.	the Chair be entitled at his discretion to adjourn the Court Meeting;

18.	there shall be liberty to apply;

19.

save for the orders requested at 1 to 18 (inclusive), further consideration of this Representation shall be adjourned to such other date as the Court sees fit, prior to 30 June, 2025 (or such later date as may be agreed in writing by the Representor and New Aptiv and as the Court may approve (if such approval is required)), on which all the conditions to the Scheme are satisfied or waived in accordance with the Scheme; and

20.

on such other date as aforesaid, and in the event that the Scheme has been approved by the necessary majority of the Scheme Shareholders at the Court Meeting and the conditions to the Scheme have been satisfied or waived, the Representor will seek orders:

i.	that the Scheme of Arrangement be sanctioned pursuant to Article 125(2) of the Law; and

ii.	such further relief as the Court thinks fit be granted.

/s/ Greffier Substitute

CO (MP)

Annex C

Merger Agreement

DATED: 04-NOV-2024

APTIV PLC

and

APTIV SWISS HOLDINGS LIMITED

MERGER AGREEMENT

1.	INTERPRETATION	C-4

2.	MERGER	C-5

3.	SATISFACTION OF REQUIREMENTS FOR THE MERGER	C-6

4.	MISCELLANEOUS	C-6

5.	GOVERNING LAW AND JURISDICTION	C-7

SCHEDULE 1		C-8

	DIRECTORS	C-8

THIS AGREEMENT is made on 4 November 2024

BETWEEN:

(1)	APTIV PLC, a company incorporated in Jersey (registered number 108188) whose registered office is at 13 Castle Street, St. Helier, JE1 1ES, Jersey (“Aptiv”); and

(2)	APTIV SWISS HOLDINGS LIMITED, a company incorporated in Jersey (registered number 156378) whose registered office is at 13 Castle Street, St. Helier, JE1 1ES, Jersey (“Merger Sub”).

WHEREAS:

(A)

As at the date of this Agreement, the authorised share capital of Aptiv is US$12,500,000 divided into 1,200,000,000 ordinary shares of US$0.01 each and 50,000,000 preferred shares of US$0.01 each, of which approximately 235,035,739 ordinary shares and 0 preferred shares are in issue.

(B)

As at the date of this Agreement, the authorised share capital of Merger Sub is US$12,000,000.01 divided into 1,200,000,001 ordinary shares of $0.01 each, of which 1 ordinary share has been issued to Aptiv Holdings Limited, a company incorporated in Jersey (registered number 156378) of 13 Castle Street, St Helier, Jersey, JE1 1ES (“New Aptiv”) and are fully paid (the “Current Issued Share Capital of Merger Sub”).

(C)	Both of the Companies are limited liability companies incorporated under the Law (as defined below).

(D)	Neither of the Companies: (a) has issued any securities other than its own shares; or (b) is regulated in Jersey or elsewhere.

(E)	Each of the Companies intends to merge with the other in accordance with the provisions of Part 18B (Mergers) of the Law, with Merger Sub to be the Company that survives the Merger (as defined below).

(F)	This Agreement is entered into between the Companies as a merger agreement, among other things, for the purposes of Article 127D of the Law.

IT IS HEREBY AGREED as follows:

1.	INTERPRETATION

1.1	In this Agreement the following words and expressions shall have the following meanings:

the “Articles”	means the articles of association of Merger Sub in force as at the date of this Agreement;

“Converted Shares”	has the meaning ascribed to it in paragraph 2.2.4;

the “Companies”	means together Aptiv and Merger Sub;

“Current Issued Share Capital of Merger Sub”	has the meaning ascribed to it in Recital (B);

“Effective Date”	means the date on which the last entry on the register of companies in Jersey is made under Article 127FM of the Law in relation to the Merger;

the “Law”	means the Companies (Jersey) Law 1991;

“Memorandum”	means the memorandum of association of Merger Sub in force as at the date of this Agreement;

“Merged Company”	means Merger Sub, continuing and surviving with the same company name and the same registered office on and from the Effective Date;

“Merged Company Issued Shares”	has the meaning ascribed to it in paragraph 2.2.4;

“Merger”	means the merger of Aptiv and Merger Sub in accordance with this Agreement and pursuant to Part 18B (Mergers) of the Law; and

“New Aptiv”	has the meaning ascribed to it in Recital (B).

1.2	In this Agreement:

1.2.1

references to legislation include a reference to such legislation as from time to time amended or re-enacted (whether before or after the date of this Agreement) and, where such legislation has re-enacted or replaced any other legislation, such other legislation;

1.2.2

references to a “person” include a natural person, partnership, company, association, joint venture, consortium, organisation, foundation, trust, government or state (in each case whether or not having separate legal personality);

1.2.3	the singular shall include the plural and vice versa and references to any gender or the neuter include a reference to the other gender and the neuter;

1.2.4

references to Clauses, Recitals or Schedules, or to a paragraph or Part of a Schedule, are (respectively) to clauses, recitals or schedules, or to a paragraph or a part of a schedule, of or to this Agreement; and references in a Schedule to a paragraph or Part are (respectively) to a paragraph or Part of that Schedule;

1.2.5	references to a “party” or the “parties” means a party or the parties to this Agreement and shall include its or their successors and permitted assigns;

1.2.6	any reference to this Agreement or to any other document is a reference to this Agreement or that other document as amended, varied, supplemented, replaced, restated or novated at any time; and

1.2.7

any reference to something being “in writing” or “written” shall include a reference to that thing being produced by any legible and non-transitory substitute for writing (including in electronic form) or partly in one manner and partly in another.

1.3	The table of contents and headings in this Agreement are inserted for convenience only and shall not affect the construction of this Agreement.

1.4	The Schedule(s) comprise schedule(s) to this Agreement and form part of this Agreement.

2.	MERGER

2.1	The Companies hereby agree that, with effect on and from the Effective Date:

2.1.1	the Companies shall merge under Part 18B (Mergers) of the Law; and

2.1.2	the secretary of Aptiv shall deliver all statutory records and the company seal(s) (if any) of Aptiv to the Merged Company to keep with the records of the Merged Company.

2.2	Pursuant to, and as required by the provisions of, Article 127D of the Law, the Companies hereby agree that with effect on and from the Effective Date:

2.2.1	the Merged Company shall be the survivor body, and shall continue to be a company incorporated under the Law (and therefore Aptiv shall cease to be incorporated as a separate company);

2.2.2	the persons who are

(a)	proposed to be directors of the Merged Company, including whether or not such persons are directors of Merger Sub at the date of this Agreement; and

(b)	the directors of Merger Sub who shall cease to be directors of the Merged Company, are, with their addresses, as set out in Schedule 1;

2.2.3	the Memorandum and Articles shall not be altered or amended and shall be the memorandum and articles of association of the Merged Company;

2.2.4

the authorised share capital of the Merged Company shall be US$12,000,000.01 divided into 1,200,000,001 of US$0.01 each. The shares of Aptiv shall be converted into shares in the Merged Company at a conversion rate of one share in the Merged Company for each share in Aptiv in issue as at the Effective Date (the “Converted Shares”) so that the issued share capital of the Merged Company shall be the Current Issued Share Capital of Merger Sub plus the number of Converted Shares (the “Merged Company Issued Shares”);

2.2.5	the holder of the Merged Company Issued Shares shall be New Aptiv; and

2.2.6	the secretary of the Merged Company shall continue to be Rachel Friedenberg.

2.3	The Companies hereby acknowledge that with effect on and from the Effective Date and in accordance with the Law:

2.3.1	all property and rights to which each Company was entitled immediately before the Effective Date shall become the property and rights of the Merged Company;

2.3.2

the Merged Company shall become subject to all and any criminal and civil liabilities, and all contracts, debts and other obligations, to which each of the Companies was subject immediately before the Effective Date; and

2.3.3	all actions and other legal proceedings which, immediately before the Effective Date, were pending by or against either of the Companies may be continued by or against the Merged Company.

2.4	The Companies hereby acknowledge that with effect on and from the Effective Date the book values of Aptiv will become the book values of the Merged Company.

3.	SATISFACTION OF REQUIREMENTS FOR THE MERGER

3.1

The parties acknowledge that Part 18B (Mergers) of the Law sets out various requirements for a merger to be completed, which must be satisfied before any application is made to the Jersey Registrar of Companies to complete the merger.

3.2

Each of the Companies undertakes to use all reasonable endeavours to ensure that all relevant requirements under Part 18B (Mergers) of the Law for the Merger that relate to it are satisfied as soon as reasonably practicable.

3.3

In the event that any of the requirements referred to in Clause 3.2 are not satisfied within 60 days of the date of this Agreement, either Company may, notwithstanding that it has been approved by the members of both or either of the Companies, terminate this Agreement by serving written notice on the other Company.

4.	MISCELLANEOUS

4.1

No variation of this Agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties. The expression “variation” shall include any variation, amendment, supplement, deletion or replacement however effected, and cognates shall be construed accordingly.

4.2

Unless expressly agreed, no variation shall constitute a general waiver of any provisions of this Agreement, nor shall it affect any rights, obligations or liabilities under or pursuant to this Agreement which have already accrued up to the date of variation, and the rights and obligations of the parties under or pursuant to this Agreement shall remain in full force and effect, except and only to the extent that they are so varied.

4.3

Save as otherwise expressly provided in this Agreement, each of the parties shall pay its own costs and expenses incurred in connection with the negotiation, execution and carrying into effect of this Agreement.

4.4

If any provision of this Agreement is held to be invalid or unenforceable, then such provision shall (so far as it is invalid or unenforceable) be given no effect and shall be deemed not to be included in this Agreement, but without invalidating any of the remaining provisions of this Agreement. The parties shall then use all reasonable endeavours to replace any such invalid or unenforceable provision by a valid and enforceable substitute provision the effect of which is as close as possible to the intended effect of the invalid or unenforceable provision.

4.5

No failure or delay by a party in exercising any right or remedy provided by law or under or pursuant to this Agreement to such party shall impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single, partial or defective exercise of any such right or remedy shall preclude any other or further exercise of it or the exercise of any other right or remedy.

4.6

The rights and remedies of each party under or pursuant to this Agreement are cumulative, may be exercised as often as such party considers appropriate and are in addition to its rights and remedies under general law.

4.7

The rights and remedies of a party under this Agreement shall not be affected, and the liabilities of other parties under this Agreement to such party shall not be released, discharged or impaired, by any event or matter whatsoever, other than a specific and duly authorised written waiver or release by such party.

4.8	Unless and to the extent otherwise expressly provided in this Agreement, a person who is not a party to this Agreement shall have no right to enforce any of its terms.

4.9

Any notices, instructions, demands, acknowledgements or requests to be given by any of the parties shall be in writing and may be served by being left or posted or sent by facsimile to the registered office of the party for which it was intended. Notice given in person shall be effective when delivered. A notice so posted shall be deemed to be served on the day after the day of posting, and in proving service by post it shall be sufficient to prove that an envelope containing the notice was duly addressed, stamped and posted. A notice sent by facsimile shall be deemed to be served contemporaneously unless delivered outside normal business hours in which case it shall be deemed to have been received at the next time after delivery when normal business hours commence.

4.10

This Agreement may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which shall be an original and which shall together (but not otherwise) constitute one and the same instrument.

5.	GOVERNING LAW AND JURISDICTION

5.1	This Agreement shall be governed by and construed in accordance with the laws of Jersey.

5.2

The parties agree that the Courts of Jersey shall have non-exclusive jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Agreement and for such purposes submit to the jurisdiction of the Courts of Jersey.

SCHEDULE 1

DIRECTORS

1.	The persons who are proposed to be directors of the Merged Company in accordance with Clause 2.2.2(a) are as follows:

SURNAME:	FORENAME(S):	ADDRESS:	WHETHER THE DIRECTOR IS A CURRENT DIRECTOR OF MERGER SUB:
Fantini	Massimo	13 Castle Street, St Helier, Jersey, JE1 1ES	no

2.	The directors of Merger Sub who shall cease to be directors of the Merged Company in accordance with Clause 2.2.2(b) are as follows

SURNAME:	FORENAME(S):	ADDRESS:

Byrka	Darren Michael	13 Castle Street, St Helier, Jersey, JE1 1ES

Muldowney	Eoin Paul	13 Castle Street, St Helier, Jersey, JE1 1ES

AS WITNESS the hands of the parties or their duly authorised representatives the day and year first above written

Signed by Rachel Friedenberg	)

for and on behalf of	)

APTIV PLC	)	/s/ Rachel Friedenberg
Director/Duly Authorised Signatory

Signed by Darren Byrka	)

for and on behalf of	)

APTIV SWISS HOLDINGS LIMITED	)	/s/ Darren Byrka

Director/Duly Authorised Signatory

Annex D

Notice to Creditors relating to the Merger

D-1

COMPANIES (JERSEY) LAW 1991

(as amended) (the “Companies Law”)

APTIV PLC

(registered number 108188)

(the “Company”)

Notice to creditors known to the directors of the Company to have a claim against the Company exceeding £5,000

Notice is hereby given pursuant to Article 127FC of the Companies Law that:

1.	the Company intends to merge, in accordance with Part 18B of the Companies Law, with Aptiv Swiss Holdings Limited a company incorporated in Jersey, with registered number 156378 (the “Merger”);

2.	that the merger agreement relating to the Merger, is available to creditors from the Company, free of charge, on request; and

3.	any creditor of the Company may:

a.	object to the Merger under Article 127FE(2)(a) of the Companies Law; or

b.	require the Company to notify the creditor if any other creditor of the Company applies to the court under Article 127FE(2)(b) of the Companies Law.

Dated: 4 November 2024

APTIV PLC

Registered office:	13 Castle Street

St. Helier

Jersey

JE1 1ES

D-2

Annex E

Certificate pursuant to Article 127E(5) of the Companies Law relating to the Merger

APTIV PLC

(registered number 108188)

(the “Company”)

Article 127E(5) Certificate

Considering that: (1) it is proposed that the Company merges with Aptiv Swiss Holdings Limited (the “Merger”) under Part 18B (Mergers) of the Companies (Jersey) Law 1991 (the “Law”); and (2) a resolution has been passed by the directors of the Company in respect of the Merger (the “Resolution”) under and in the terms of Article 127E(1) of the Law and in accordance with Article 127E(5) of the Law no notice has yet been given of a meeting of the Company as mentioned in that Article 127E(1), nor has a form of written special resolution (to approve the merger agreement) yet been provided to the members of the Company:

We, being each of the directors of the Company who voted in favour of the Resolution HEREBY STATE for the purposes of and in accordance with Article 127E(5) of the Law that:

1.

in accordance with Article 127E(2) of the Law, having made full inquiry into the affairs of the Company, each of us reasonably believes that the Company is, and will remain until the Merger is completed, able to discharge its liabilities as they fall due; and

2.

the grounds for the statement at 1 above are all the facts and circumstances known to them, and the prospects of the merged company, the proposals in the merger agreement with respect to the management of the merged company’s business and the amount and character of the financial resources that will, in the view of each of those directors, be available to the merged company.

We confirm that we are all the directors of the Company who voted in favour of the Resolution.

This certificate may be signed in counterpart.

Dated: 5 November 2024

[Signature page follows]

Signature	Title

/s/ Kevin Clark	Director
Kevin Clark

/s/ Nancy Cooper	Director
Nancy Cooper

/s/ Joseph Hooley	Director
Joseph Hooley

/s/ Vasumati Jakkal	Director
Vasumati Jakkal

/s/ Merit Janow	Director
Merit Janow

/s/ Sean Mahoney	Director
Sean Mahoney

/s/ Paul Meister	Director
Paul Meister

/s/ Robert Ortberg	Director
Robert Ortberg

/s/ Colin Parris	Director
Colin Parris

/s/ Ana Pinczuk	Director
Ana Pinczuk

Annex F

Certificate pursuant to Article 127E(6) of the Companies Law relating to the Merger

Article 127E(6) Certificate

in relation to the proposed merger of Aptiv PLC and Aptiv Swiss Holdings Limited

In this certificate:

the “Companies”	means together of Aptiv PLC (registered number 108188) and Aptiv Swiss Holdings Limited (registered number 156378), and “Company” shall be construed accordingly;

the “Law”	means the Companies (Jersey) Law 1991, as amended;

the “Merged Company”	means Aptiv Swiss Holdings Limited;

the “Merger”	means the proposed merger of Aptiv PLC and Aptiv Swiss Holdings Limited; and
the “Merger Agreement”	means the merger agreement in respect of the Merger.

Considering that: (1) it is proposed that the Companies merge under Part 18B (Mergers) of the Law and the Merged Company will be the body resulting from the Merger; and (2) in accordance with Article 127E(6) of the Law no notice has yet been given of a meeting of either Company as mentioned in Article 127E(1) of the Law, nor has a form of written special resolution (to approve the Merger Agreement) yet been provided to the members of either Company:

We, being each of the persons who under Article 127E(7) of the Law must sign this certificate, being each of the persons proposed to be the directors of the Merged Company as merged body in the form of Merger Agreement HEREBY STATE for the purposes of and in accordance with Article 127E(6) of the Law that:

1.

in the opinion of each of us, the Merged Company will be able to continue to carry on business and discharge its liabilities as they fall due: (a) on and immediately after the completion of the Merger; and (b) if later, until 12 months after the signing of this certificate; and

2.

the grounds for the opinion at 1 above are our consideration of all relevant facts and circumstances known to us, and having particular regard to: (a) the prospects of the Merged Company as merged body; (b) the proposals in the Merger Agreement with respect to the management of the Merged Company’s business; and (c) the amount and character of the financial resources that will, in the view of each person signing, be available to the Merged Company as merged body.

We confirm that we are all the persons who under Article 127E(7) of the Law must sign this certificate, being each of the persons proposed to be the directors of the merged body in the form of Merger Agreement.

This certificate may be signed in counterpart.

Dated: 5 November 2024

Signature	Title

/s/ Kevin Clark	Director
Kevin Clark

/s/ Nancy Cooper	Director
Nancy Cooper

/s/ Joseph Hooley	Director
Joseph Hooley

/s/ Vasumati Jakkal	Director
Vasumati Jakkal

/s/ Merit Janow	Director
Merit Janow

/s/ Sean Mahoney	Director
Sean Mahoney

/s/ Paul Meister	Director
Paul Meister

/s/ Robert Ortberg	Director
Robert Ortberg

/s/ Colin Parris	Director
Colin Parris

/s/ Ana Pinczuk	Director
Ana Pinczuk

/s/ Massimo Fantini	Director
Massimo Fantini

/s/ Darren Byrka	Director
Darren Byrka

/s/ Eoin Muldowney	Director
Eoin Muldowney

SCAN TO VIEW MATERIALS & VOTE 5 HANOVER QUAY, GRAND CANAL DOCK DUBLIN 2, IRELAND D02 VY79 APTIV PLC VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until November 29, 2024 at 11:59 p.m. Eastern Time. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until November 29, 2024 at 11:59 p.m. Eastern Time. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY APTIV PLC V58171-S96165 Court Meeting Proxy Card The Board of Directors recommends you vote FOR the following proposal at the Court Meeting: For Against Court Meeting Proposal - That the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Royal Court of Jersey be agreed to. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Court Meeting: The Proxy Materials are available at www.proxyvote.com. V58172-S96165 APTIV PLC Court Meeting at December 2, 2024 1:00 p.m. Eastern Time This proxy is solicited by the Board of Directors Katherine H. Ramundo, with the power of substitution, is hereby authorized to represent and vote the shares of the undersigned as stated on the reverse side of this card, with all the powers which the undersigned would possess if personally present, at the Court Meeting of Aptiv PLC to be held on December 2, 2024 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the Court Meeting Proposal. (Items to be voted appear on reverse side.) Continued and to be signed on reverse side

SCAN TO VIEW MATERIALS & VOTE APTIV PLC 5 HANOVER QUAY, GRAND CANAL DOCK DUBLIN 2, IRELAND D02 VY79 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until November 29, 2024 at 11:59 p.m. Eastern Time. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until November 29, 2024 at 11:59 p.m. Eastern Time. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL 1. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:. V58173-S96165 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED DETACH AND RETURN APTIV PLC Extraordinary General Meeting Proxy Card The Board of Directors recommends you vote FOR the following proposals at the Extraordinary General Meeting: SPECIAL RESOLUTIONS For Against Abstain 1. Extraordinary General Meeting Proposal 1 - Authorize the directors of Aptiv PLC to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect; to amend the articles of association of Aptiv PLC so that any Company Shares that are issued on or after the Voting Record Time to persons other than New Aptiv or its nominees will either be subject to the terms of the Scheme or immediately and automatically acquired by New Aptiv and/or its nominee(s) for the Scheme consideration of ordinary shares in New Aptiv; subject to and conditional upon the Scheme becoming effective, to change the name and status of Aptiv. 2. Extraordinary General Meeting Proposal 2 - Subject to and conditional upon the Scheme becoming effective, the Merger Agreement proposed to be entered into between Aptiv PLC and Aptiv Swiss Holdings Limited be hereby approved for all purposes, including (without limitation) for the purposes of Article 127F(1) of the Companies Law; and the directors of Aptiv PLC (or a duly authorized committee thereof) be and are authorized to take all such action as they may consider necessary or desirable for the implementation of the Merger pursuant to the terms and subject to the conditions contained in the Merger Agreement. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting: Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting: V58174-S96165 APTIV PLC Extraordinary General Meeting at December 2, 2024 1:15 p.m. Eastern Time This proxy is solicited by the Board of Directors Katherine H. Ramundo, with the power of substitution, is hereby authorized to represent and vote the shares of the undersigned as stated on the reverse side of this card, with all the powers which the undersigned would possess if personally present, at the Extraordinary General Meeting of Aptiv PLC to be held on December 2, 2024 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the shareholder at the Extraordinary General Meeting. If no such directions are indicated, the Proxies will have authority to vote FOR the Extraordinary General Meeting Proposals 1 and 2. (Items to be voted appear on reverse side.) Continued and to be signed on reverse side